Filed with the Securities and Exchange Commission on March 7, 2008

1933 Act Registration File No.   333-148952

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[X]	Pre-Effective Amendment No.	1	[ ]	Post-Effective Amendment No.	___

(Check appropriate box or boxes.)

PROFESSIONALLY MANAGED PORTFOLIOS
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  (414) 765-5348

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and Address of Agent for Service)

Copy to:
Domenick Pugliese, Esq.
Paul, Hastings, Janofsky & Walker LLP
Park Avenue Tower
75 East 55th Street
New York, NY 10022

[If the registration statement is filed pursuant to Rule 488, include the following information:]
It is purposed that this filing will become effective on pursuant to Rule 488.
( date )

An indefinite number of Registrant’s shares of beneficial interest, par value $0.01 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.  Accordingly, no filing fee is being paid at this time.

Forum Funds
Winslow Green Growth Fund
Winslow Green Solutions Fund

One Portland Square
Portland, ME 04112
(888) 314-9049

March 11, 2008]

Dear Valued Shareholder:

A Special Meeting of Shareholders of the Winslow Green Growth Fund and Winslow Green Solutions Fund (each a “Target Fund” and collectively, the “Target Funds”), series of Forum Funds (the “Trust”), has been scheduled for April 11, 2008 (the “Special Meeting”) to vote on a proposal (the “Reorganization”) to reorganize the Target Funds into the Winslow Green Growth Fund and Winslow Green Solutions Fund (each an “Acquiring Fund” and collectively, the “Acquiring Funds”), newly-created series of Professionally Managed Portfolios (“PMP”) that are designed to be substantially similar from an investment perspective to the Target Funds. Winslow Management Company, LLC (the “Adviser”) is the investment adviser for both the Target Funds and the Acquiring Funds.

The investment objectives, policies and strategies of the Acquiring Funds and Target Funds are substantially similar.  For the reasons discussed below and in the attached Proxy Statement/Prospectus, based on the Adviser’s recommendation, the Board of Trustees of the Trust (the “Board”) has determined that it is in the best interests of the Target Funds and its shareholders that the Target Funds operate under the PMP umbrella.  As a result, the Board has approved the Reorganization and has recommended the Reorganization to shareholders.  The Board recommends that shareholders vote “FOR” the Reorganization.

If the Reorganization is approved by shareholders, each shareholder of the Target Funds will receive a number of full and fractional shares of the corresponding Acquiring Fund and share class equal in dollar value to the class of Target Fund shares that the shareholder owned at the time of the Reorganization.  In other words, your shares in each class of the Target Funds would in effect be converted into the same class of shares of the Acquiring Funds.  The Acquiring Funds are newly-organized funds that will commence operations upon consummation of the Reorganization.  The Target Funds would then be dissolved.  The Reorganization is not expected to have any federal or state tax consequences for the Target Funds or their shareholders. The attached Proxy Statement/Prospectus is designed to give you more information about the proposal.

If shareholders of either Target Fund do not approve the Reorganization with respect to their Fund, then the Reorganization will not be implemented for either Target Fund.  As a result, even though the Reorganization proposal is to be considered separately by shareholders of each Target Fund, neither Target Fund will proceed with the Reorganization unless both Funds proceed with the Reorganization.

If you have any questions regarding the proposal to be voted on, please do not hesitate to call (888) 314-9049.  If you are a shareholder of record of either Target Fund as of the close of business on February 27, 2008, the Record Date for the Special Meeting, you are entitled to vote at the Special Meeting and at any adjournment thereof.  While you are, of course, welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out and signing the enclosed Proxy Card.

Whether or not you are planning to attend the Special Meeting, we need your vote.  Please mark, sign and date the enclosed Proxy Card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.  In the alternative, please call the toll-free number on your proxy card to vote by telephone.  You should use the enclosed instructions to vote by telephone.  You can also vote on the Internet at the website address listed on your proxy ballot.  You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting.  A prior proxy vote can also be revoked by voting the proxy again through the toll-free number or the Internet address listed in the enclosed voting instructions.

Thank you for taking the time to consider this important proposal and for your continuing investment in the Target Funds.

Sincerely,

Winslow Management Company, LLC

By:	/s/
Jackson W. Robinson
President

Forum Funds
Winslow Green Growth Fund
Winslow Green Solutions Fund

One Portland Square
Portland, ME 04112
 (888) 314-9049

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 11, 2008.

Forum Funds, a Delaware statutory trust (the “Trust”), will hold a Special Meeting of Shareholders (the “Special Meeting”) of the Winslow Green Growth Fund and Winslow Green Solutions Fund, series of the Trust (the “Target Funds”), on April 11, 2008 at 9:00 a.m. Eastern time at the offices of Citigroup Fund Services, LLC, 100 Summer Street, Suite 1500, Boston, Massachusetts 02110.  At the Special Meeting, you and the other shareholders of the Target Funds will be asked to consider and vote separately upon:

1.
An Agreement and Plan of Reorganization providing for the sale of all of the assets of the Target Funds to, and the assumption of all of the liabilities of the Target Funds by, the Winslow Green Growth Fund and Winslow Green Solutions Fund (the “Acquiring Funds”), each a newly-created series of Professionally Managed Portfolios, in exchange for the Acquiring Fund’s shares, which would be distributed pro rata by the Target Fund to the holders of its shares in complete liquidation of the Target Fund; and

2.	The transaction of such other business as may properly come before the Special Meeting or any adjournments thereof.

Only shareholders of record at the close of business on February 27, 2008, the record date for this Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any postponements or adjournments thereof.

YOUR VOTE IS IMPORTANT.
Please return your Proxy Card promptly or vote your proxy on the Internet or by telephone using the website address and toll-free telephone number found on your Proxy Card

Based on the Adviser’s recommendation, the Board of Trustees of the Trust recommends that you vote in favor of the Proposal.

As a shareholder, you are asked to attend the Special Meeting either in person or by proxy.  If you are unable to attend the Special Meeting in person, we urge you to authorize proxies to cast your votes, commonly referred to as “proxy voting”.  Whether or not you expect to attend the Special Meeting, please submit your vote by toll-free telephone or through the Internet according to the enclosed voting instructions.  You may also vote by completing, dating and signing your proxy card and mailing it in the enclosed postage prepaid envelope.  Your prompt voting by proxy will help assure a quorum at the Special Meeting.  Voting by proxy will not prevent you from voting your shares in person at the Special Meeting.  You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting.  A prior proxy can also be revoked by voting your proxy again through the toll-free number or Internet website address listed in the enclosed voting instructions.

By Order of the Board of Trustees of Forum Funds

/s/ Velvet R. Regan
Velvet R. Regan
Secretary

Forum Funds
Winslow Green Growth Fund
Winslow Green Solutions Fund

One Portland Square
Portland, ME 04112

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Dated: March 11, 2008

Question:  What is this document and why did you send it to me?

Answer:  At a meeting of the Board of Trustees (the “Board”) of Forum Funds (the “Trust”) held on January 9, 2008, the Board approved, after the recommendation of Winslow Management Company, LLC (the “Adviser”), a plan to reorganize (the “Reorganization”) the Winslow Green Growth Fund and Winslow Green Solutions Fund (the “Target Funds”), each a series of the Trust, into the respective Winslow Green Growth Fund and Winslow Green Solutions Fund (the “Acquiring Funds”), each a newly-created series of Professionally Managed Portfolios (“PMP”).  In approving the Reorganization, the Board determined that participation in the Reorganization is in the best interests of the shareholders of the Target Funds, and concluded that the interests of the shareholders of the Target Funds will not be diluted as a result of the Reorganization.  For more information regarding the factors considered by the Board in coming to these conclusions, please review “Reasons for the Reorganization” in Section I.E.3 of this Proxy Statement/Prospectus.

Shareholder approval is needed to proceed with the Reorganization and a special shareholder meeting will be held on April 11, 2008 (the “Special Meeting”) to consider the proposal.  If shareholders of either Target Fund do not approve the Reorganization with respect to their Fund, then the Reorganization will not be implemented for either Target Fund.  As a result, even though the Reorganization proposal is to be considered separately by shareholders of each Target Fund, neither Target Fund will proceed with the Reorganization unless both Funds proceed with the Reorganization.

We are sending this document to you for your use in deciding whether to approve the Reorganization at the Special Meeting.  This document includes a Notice of Special Meeting of Shareholders, a combined Proxy Statement/Prospectus, and a form of Proxy.

Question:  What is the purpose of this Reorganization?

Answer:  Each Target Fund currently operates as a separate series of the Trust.  As series of the Trust, the Target Funds make use of a number of service providers who provide an array of services to all series of the Trust.  These services include custody, administration, accounting, transfer agency, distribution and compliance services (“Third Party Service Arrangements”).  The Adviser to the Target Funds has determined that the Target Funds can benefit from the services currently provided to series of PMP and has, therefore, recommended that the Target Funds be reconstituted as series of PMP.  These services would be provided to the Target Funds at a lower cost under the PMP umbrella than under the Trust’s umbrella.  Currently, Third Party Service Arrangements are provided to the Trust by Citibank, N.A. (custody), Citigroup Fund Services, LLC (administration, fund, accounting and transfer agency), Foreside Fund Services, LLC (distribution) and Foreside Compliance Services, LLC (compliance).  Third Party Service Arrangements are provided to PMP by U.S. Bancorp Fund Services, LLC (“USBFS”), U.S. Bank National Association, and Quasar Distributors, LLC (both affiliates of USBFS).  The Board has approved the Adviser’s recommendation.

In order to reconstitute the Funds under the PMP umbrella, substantially similar funds, referred to as the “Acquiring Funds”, have been created as series of PMP.  If shareholders approve the Reorganization, then all of the assets of the Target Funds will be acquired by the Acquiring Funds and your shares of the Target Funds will be converted into shares of the same class of the Acquiring Funds.  The investment objectives, policies and strategies of the Target Funds and Acquiring Funds are substantially similar.  Third Party Service Arrangements would then be provided to the Acquiring Funds by USBFS and its affiliates.  The investment adviser will not change.  Therefore, the Reorganization will not change the way your investment assets are managed.  The Board of Trustees of PMP is different from the Board of Trustees of the Trust.

Question:  How will the Reorganization work?

Answer:  Pursuant to an Agreement and Plan of Reorganization (the “Plan”) (attached as Appendix A), each Target Fund will transfer all of its assets and liabilities to the corresponding Acquiring Fund in return for corresponding shares of the Acquiring Fund.  Each Target Fund will then distribute the shares it receives from each Acquiring Fund to its shareholders.  Shareholders of each Target Fund will become shareholders of each Acquiring Fund, and each shareholder will hold the same number of shares in the same class with the same net asset value as he or she held prior to the Reorganization.  If the Plan is carried out as proposed, we do not expect the transaction will have any federal or state tax consequences to the Target Funds or their shareholders.  Please refer to the Proxy Statement/Prospectus for a detailed explanation of the proposal.  The chart below indicates which Fund and share class you will receive in the Reorganization, depending on which Target Fund and share class you currently own:

Forum Fund (Target Fund)	PMP Fund (Acquiring Fund)
Winslow Green Growth Fund – Investor Class	Winslow Green Growth Fund – Investor Class
Winslow Green Growth Fund – Institutional Class	Winslow Green Growth Fund – Institutional Class
Winslow Green Solutions Fund – Investor Class	Winslow Green Solutions Fund – Investor Class

The Reorganization is expected to be effective on or about May 27, 2008.

Question:  How will this affect my investment?

Answer:  Your investment will not be affected by the Reorganization.  Following the Reorganization, you will be a shareholder of the applicable Acquiring Fund, each of which has a substantially similar investment objective and investment strategies, as well as the same investment adviser as the corresponding Target Fund.  Each Acquiring Fund will be managed in the same way as its corresponding Target Fund.  The primary differences will be (1) the service providers that provide Third Party Service Arrangements (i.e., custody, administrative, distribution and other general support services) to the Target Funds; (2) the Acquiring Funds will be under the PMP umbrella instead of the Trust’s umbrella; and (3) the Acquiring Funds will have a different Board of Trustees than the Target Funds.  You will receive shares of the applicable Acquiring Fund class equal in value as of the Reorganization closing date to shares of the Target Fund class you currently hold.  The Reorganization will not affect the value of your investment at the time of Reorganization and your interest in the Target Funds will not be diluted.  The Reorganization is expected to be tax-free to each Target Fund and its shareholders.

Question:  How will the proposed Reorganization affect the fees and expenses I pay as a shareholder of the Funds?

Answer:  The fees and expenses you pay as a shareholder in the Winslow Green Growth Fund are expected to be reduced as a result of the Reorganization.  This reduction is expected to occur because the cost of Third Party Service Arrangements for the PMP funds, which is provided by USBFS and its affiliates, is lower than the fees charged by the service agents engaged by the Trust to perform similar services.

The fees and expenses of the Winslow Green Solutions Fund are expected to initially remain the same as a result of the Reorganization.  While the same cost savings relating to Third Party Service Arrangements will be experienced by the Winslow Green Solutions Fund, because the Fund’s fees and expenses are currently above the expense cap, the reduction in the cost of Third Party Service Arrangements will not initially reduce the fees and expenses you pay on the Fund.  However, as the Fund grows, if its total expenses were to fall below the current expense cap, or if the expense cap were to be removed, then the reduction in the cost of Third Party Service Arrangements would reduce the total expenses you pay on the Fund.

Question:  What will happen if the Reorganization is not approved?

Answer:  If shareholders of either Target Fund fails to approve the Reorganization, neither of the Target Funds will be reorganized into the Acquiring Funds, and the Adviser and the Board will consider other alternatives for the Target Funds.

Question:  Why do I need to vote?

Answer:  Your vote is needed to ensure that a quorum is present at the Special Meeting so that the proposal can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses.  We encourage all shareholders to participate.

Question:  I am a small investor.  Why should I bother to vote?

Answer:  Your vote makes a difference.  If other shareholders like you fail to vote, the Target Funds may not receive enough votes to go forward with the Special Meeting.  If this happens, the Reorganization would be delayed, and we may need to solicit votes again.

Question:  How does the Board of Trustees suggest that I vote?

Answer:  After careful consideration and upon recommendation of the Adviser, the Board recommends that you vote “FOR” the Reorganization.

Question:  Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer:  USBFS, fund administrator, transfer agent, and fund accountant to the Acquiring Funds, will pay all costs relating to the proposed Reorganization, including the costs relating to the Special Meeting and the Proxy Statement/Prospectus.

Question:  How do I cast my vote?

Answer:  You may vote on the Internet at the website provided on your Proxy Card or you may vote by telephone using the toll free number found on your Proxy Card.  You may also use the enclosed postage-paid envelope to mail your Proxy Card.  Please follow the enclosed instructions to use these methods of voting.

Question:  Who do I call if I have questions?

Answer:  We will be happy to answer your questions about the proxy solicitation.  Please call shareholder services at (888) 314-9049.

COMBINED PROXY STATEMENT AND PROSPECTUS

March 11, 2008

FOR THE REORGANIZATION OF

Winslow Green Growth Fund and
Winslow Green Solutions Fund,
each a series of Forum Funds
One Portland Square
Portland, ME 04112
1-888-314-9049

INTO

Winslow Green Growth Fund and
Winslow Green Solutions Fund,
each a series of Professionally Managed Portfolios
615 East Michigan Street
Milwaukee, WI 53202

_________________________________________

This Proxy Statement/Prospectus (the “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees of Forum Funds (the “Trust”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of the Winslow Green Growth Fund and Winslow Green Solutions Fund, each a series of the Trust (individually the “Target Fund” or, collectively, the “Target Funds”) managed by Winslow Management Company, LLC (the “Adviser”), to be held at the offices of Citigroup Fund Services, LLC, 100 Summer Street, Suite 1500, Boston, Massachusetts 02110 on April 11, 2008 at 9:00 a.m. Eastern time.  At the Special Meeting, shareholders of the Target Funds will be asked:

1.
To approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Target Funds to, and the assumption of all of the liabilities of the Target Funds by, the Winslow Green Growth Fund and Winslow Green Solutions Fund (the “Acquiring Funds”), each a newly-created series of Professionally Managed Portfolios (“PMP”), in exchange for the Acquiring Fund’s shares, which would be distributed pro rata by the Target Fund to the holders of its shares in complete liquidation of the Target Fund (the “Reorganization”); and

2.	To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, in person at the time of the Special Meeting, by voting the proxy again through the toll-free number or through the Internet address listed in the enclosed voting instructions.

Each Target Fund is a series of the Trust, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) and organized as a Delaware statutory trust.  Each Acquiring Fund is a newly-created series of PMP, an open-end management investment company registered with the SEC and organized as a Massachusetts business trust.

The following Target Fund documents have been filed with the SEC and are incorporated by reference into this Proxy Statement (that means that these documents are considered legally to be part of this Proxy Statement):

●	Prospectus and Statement of Additional Information of the Winslow Green Growth Fund, dated May 1, 2007, and Winslow Green Solutions Fund, dated November 1, 2007;

●
Semi-Annual Report to Shareholders of the Winslow Green Growth Fund, dated June 30, 2007 and Annual Report to Shareholders of the Winslow Green Growth Fund and Winslow Green Solutions Fund, dated December 31, 2007.

Each Target Fund’s Prospectus and the Target Funds’ combined Annual Report to Shareholders for the fiscal year ended December 31, 2007, containing audited financial statements, have been previously mailed to shareholders.  Copies of these documents are available upon request and without charge by writing to the Trust or by calling (888) 314-9049.

The following Acquiring Fund documents have been filed with the SEC and are incorporated by reference into this Proxy Statement (that means that these documents are considered legally to be part of this Proxy Statement):

●	Statement of Additional Information of the Acquiring Funds, dated March 11, 2008.

Because the Acquiring Funds have not yet commenced operations as of the date of this Proxy Statement, no annual report is available for the Acquiring Funds at this time.

This combined Proxy Statement sets forth the basic information you should know before voting on the proposal.  You should read it and keep it for future reference.

The Target Funds expect that this combined Proxy Statement will be mailed to shareholders on or about March 11, 2008.

Date: March 11, 2008

The SEC has not approved or disapproved these securities nor has it passed on the accuracy or adequacy of this combined proxy statement and prospectus. Any representation to the contrary is a criminal offense.

 The shares offered by this combined Proxy Statement are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  An investment in the Funds involves investment risk, including the possible loss of principal.

TABLE OF CONTENTS

I.	PROPOSAL – TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION			10
	A.	OVERVIEW		10
	B.	COMPARISON FEE TABLE AND EXAMPLES		11
	C.	PERFORMANCE		12
	D.	SUMMARY OF FUND INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS		13
	E.	KEY INFORMATION ABOUT THE PROPOSAL		19
		1.	SUMMARY OF THE PROPOSED REORGANIZATION	19
		2.	DESCRIPTION OF EACH ACQUIRING FUND’S SHARES	20
		3.	REASONS FOR THE REORGANIZATION	20
		4.	FEDERAL INCOME TAX CONSEQUENCES	21
		5.	COMPARISON OF SHAREHOLDER RIGHTS	22
		6.	CAPITALIZATION	23
	F.	ADDITIONAL COMPARISONS OF THE TARGET FUNDS AND ACQUIRING FUNDS		23
		1.	INVESTMENT OBJECTIVES, STRATEGIES AND RESTRICTIONS	23
		2.	DISTRIBUTION	31
		3.	PURCHASE AND REDEMPTION PROCEDURES	31
		4.	SERVICE PROVIDERS	32
		5.	BUSINESS STRUCTURE	33
II.	VOTING INFORMATION			33
	A.	METHOD AND COST OF SOLICITATION		35
	B.	RIGHT OF REVOCATION		35
	C.	VOTING SECURITIES AND PRINCIPAL HOLDERS		35
	D.	INTEREST OF CERTAIN PERSONS IN THE TRANSACTION		36
III.	FURTHER INFORMATION ABOUT THE TARGET FUNDS AND THE ACQUIRING FUNDS			36
IV.	MISCELLANEOUS ISSUES			37
	A.	OTHER BUSINESS		37
	B.	NEXT MEETING OF SHAREHOLDERS		37
	C.	LEGAL MATTERS		37
	D.	EXPERTS		37
APPENDIX A AGREEMENT AND PLAN OF REORGANIZATION				38
APPENDIX B ADDITIONAL SHAREHOLDER ACCOUNT INFORMATION FOR THE ACQUIRING FUNDS				39
APPENDIX C COMPARISON OF BUSINESS STRUCTURE AND ORGANIZATIONAL DOCUMENTS				47

I.	PROPOSAL – TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

A.	OVERVIEW

Based on the Adviser’s recommendation, the Board of Trustees of the Trust (the “Board”) called the Special Meeting to ask shareholders to consider and vote on the proposed Reorganization of the Target Funds into the Acquiring Funds.  The Adviser and the Board (including a majority of the independent trustees, meaning those trustees who are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) believe that the Reorganization is in the best interests of each Target Fund and its shareholders, and approved the Reorganization at a Board meeting held on January 9, 2008, subject to the approval of each Target Fund’s shareholders.

Each Target Fund currently operates as a separate series of the Trust.  As series of the Trust, the Target Funds make use of a number of service providers who provide an array of services to all series of the Trust.  These services include custody, administration, accounting, transfer agency, distribution and compliance services (“Third Party Service Arrangements”).  The Adviser to the Target Funds has determined that the Target Funds can benefit from the services currently provided to series of PMP and has, therefore, recommended that the Target Funds be reconstituted as series of PMP.  These services would be provided to the Target Funds at a lower cost under the PMP umbrella than under the Trust’s umbrella.  Currently, Third Party Service Arrangements are provided to the Trust by Citibank, N.A. (custody), Citigroup Fund Services, LLC (administration, fund, accounting and transfer agency), Foreside Fund Services, LLC (distribution) and Foreside Compliance Services, LLC (compliance).  Third Party Service Arrangements are provided to PMP by U.S. Bancorp Fund Services, LLC (“USBFS”), U.S. Bank National Association, and Quasar Distributors, LLC (both affiliates of USBFS).  The Board has approved the Adviser’s recommendation.

In order to reconstitute the Funds under the PMP umbrella, substantially similar funds, referred to as the “Acquiring Funds”, have been created as series of PMP.  If shareholders approve the Reorganization, then all of the assets of the Target Funds will be acquired by the Acquiring Funds and your shares of the Target Funds will be converted into shares of the same class of the Acquiring Funds.  The investment objectives, policies and strategies of the Target Funds and Acquiring Funds are substantially similar.  Third Party Service Arrangements would then be provided to the Acquiring Funds by USBFS and its affiliates.  The investment adviser will not change.  Therefore, the Reorganization will not change the way your investment assets are managed.  The Board of Trustees of PMP is different from the Board of Trustees of the Trust.

The Board, including a majority of the Trustees who are not interested persons of the Target Funds, believes that the terms of the Reorganization are fair and reasonable and that the interests of existing shareholders of the Target Funds will not be diluted as a result of the proposed Reorganization.  In approving the Reorganization, the Board considered, among other things, that: (1) the Reorganization was recommended by the Adviser; (2) the investment objectives, policies and strategies of the Target Funds are substantially similar to those of the Acquiring Funds; (3) the Acquiring Funds will continue to be managed by the Adviser; (4) as a series of PMP, the Target Funds are expected to benefit from the administrative, accounting, distribution, custody, compliance and transfer agency services that are provided to series of PMP by U.S. Bancorp Fund Services, LLC (“USBFS”) and its affiliates at a lower cost; (5) the fees and expenses of the Acquiring Funds are expected to be equal to, or lower than, those of the Target Funds; (6) the Target Funds will not bear the cost of the Reorganization; and (7) the shareholders of the Target Funds would likely not experience any tax consequences as a result of the Reorganization.

Based on the Adviser’s recommendation, the Board recommends that the shareholders of the Target Funds vote “FOR” the Agreement and Plan of Reorganization (the “Plan”) and the resulting Reorganization.

B.	COMPARISON FEE TABLE AND EXAMPLES

The following Summary of Target Fund Expenses shows the fees for each Target Fund based on the Target Fund’s current fees for the fiscal year ended December 31, 2007.  As each Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, the Summary of Fund Expenses shown for the Acquiring Funds is based on estimated amounts for the current fiscal year ending December 31, 2008.

	Winslow Green Growth Fund				Winslow Green Solutions Fund
Fees and Expenses	Target Fund		Acquiring Fund (Pro forma)		Target Fund	Acquiring Fund (Pro forma)
Share Class	Investor	Institutional	Investor	Institutional	Investor	Investor
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None	None	None	None
Maximum Sales Charge (Load) Imposed On Reinvested Dividends	None	None	None	None	None	None
Redemption Fee(1)	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%
Exchange Fee(1)	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (2)
Management Fee	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	None	None
Shareholder Servicing Plan	0.25%	None	0.25%	None	0.25%	0.25%
Other Expenses(3)	0.32%	0.32%	0.16%	0.16%	4.56%	1.53%
Total Annual Fund Operating Expenses	1.47%	1.22%	1.31%	1.06%	5.71%	2.68%
Fee Waiver and Expense Reimbursement/Reduction	0.02%	0.02%	—	—	4.26%	1.23%
Net Annual Fund Operating Expenses(4)	1.45%	1.20%	1.31%	1.06%	1.45%	1.45%
____________________________

(1)
The redemption and exchange fee applies only to those shares that have been held for less than 90 days.  The fee is payable to the Fund and is intended to benefit the remaining shareholders by reducing the costs of short-term trading.  These fees are not used to pay distribution or sales fees or expenses.  The redemption fee will not be assessed on certain types of accounts or under certain conditions.  Please see the “Exchange/Redemption Fee” section of this Prospectus for a list of the types of accounts and conditions under which this fee will not be assessed.  The redemption or exchange fee will not be applied in connection with the Reorganization.

(2)	Based on actual assets and expenses for the Target Funds’ fiscal year ended December 31, 2007.
(3)
Other expenses include interest, custodian, transfer agency and other customary operating expenses.  Other expenses also include expenses incurred by the Funds as a result of their investment in any money market fund or other investment company.  These expenses associated with the Funds’ investment in other investment companies are referred to as “Acquired Fund Fees and Expenses”.  For the fiscal year ended December 31, 2007, each Target Fund incurred Acquired Fund Fees and Expenses totaling less than 0.01% of that Fund’s average daily net assets.  It is expected that each Acquiring Fund will similarly incur Acquired Fund Fees and Expenses totaling less than 0.01% of its average daily net assets in the current fiscal year.

(4)
The Adviser has contractually agreed to reduce its fees and/or pay each Target Fund’s and Acquiring Fund’s expenses (excluding interest, taxes, Acquired Fund Fees and Expenses and extraordinary expenses) in order to limit Net Annual Fund Operating Expenses to 1.45% and 1.20% for the Investor Class and Institutional Class Shares, respectively, of the Winslow Green Growth Fund, and 1.45% for the Investor Class of the Winslow Green Solutions Fund’s, average net assets (the “Expense Cap”).  The Expense Cap will remain in effect for at least the one-year period shown in the Example below and may continue for an indefinite period thereafter as determined by the Trust’s Board of Trustees (the “Board”).  The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years.  Any such reimbursement is subject to the Board’s review and approval.  A reimbursement may be requested by the Adviser if the aggregate amount actually paid by the Fund towards operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the Expense Cap.  The Adviser has agreed to extend these same expense waivers and reimbursement obligations with respect to the Acquiring Funds through April 30, 2009.  (Note:  The Adviser has waived any rights to be reimbursed for fees waived or expenses paid in connection with the Target Funds.)

Examples

The Example below is intended to help you compare the cost of investing in each Target Fund with the cost of investing in the corresponding Acquiring Fund on a pro forma basis with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the specified Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and the Fund’s operating expenses remain the same.  The Example reflects the expense limitation agreement for the first year only within each of the years shown below.  Although your actual costs may be higher or lower, under the assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Winslow Green Growth Fund (Investor Class)
Target Fund	$148	$463	$801	$1,756
Acquiring Fund (Pro forma)	$133	$415	$585	$1,579
Winslow Green Growth Fund (Institutional Class)
Target Fund	$122	$385	$668	$1,476
Acquiring Fund (Pro forma)	$108	$337	$585	$1,294
Winslow Green Solutions Fund (Investor Class)
Target Fund	$148	$1,322	$2,479	$5,302
Acquiring Fund (Pro forma)	$148	$ 716	$1,310	$2,922

C.	PERFORMANCE

Winslow Green Growth Fund.  The following performance information indicates some of the risks of investing in the Target Fund - Winslow Green Growth Fund.  The information below illustrates how the Fund’s Investor Class has varied from year to year and the risks of investing in the Fund by showing its highest and lowest quarterly returns.  The table below illustrates the Fund’s average annual returns over time compared with a broad-based securities index.  The performance shown below is that of the Fund’s Investor Class.  Please note that the Institutional Class shares have a lower level of expenses than the Investor Class shares.  If the returns for the Institutional Class shares were shown, the returns would be higher.  Fund shares issued and outstanding as of April 30, 2006 were reclassified as Investor Shares on May 1, 2006.

Prior to April 1, 2001, the Adviser managed a common trust fund with an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund.  The Fund’s performance for periods before April 1, 2001 is that of the common trust fund and reflects the expenses of the common trust fund, which were approximately half of the Fund’s current net expenses.  The performance prior to this date is based on calculations that are different than the standardized method of calculations presented by the SEC.  If the common trust fund’s performance had been readjusted to reflect the expenses of the Fund for its first fiscal year, the performance would have been lower.  The common trust fund was not registered under the 1940 Act and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.  The overall strength of the small-cap growth equity market, the overweighting of the Fund’s portfolio in the medical products and biotechnology sectors, and the strong performance of certain stocks contained in the Fund’s portfolio contributed to the Fund’s exceptional performance during 1999 and 2003.  The Fund may not perform at the same level in the future.

During the periods shown in the chart, the highest quarterly return for Investor Shares was 62.20% (for the quarter ended December 31, 1999) and the lowest quarterly return was –33.31% (for the quarter ended September 30, 2001).

Average Annual Total Returns – Period Ended December 31, 2007
Winslow Green Growth Fund – Investor Shares*	1 Year	5 Years	10 Years
Return before taxes	23.47%	27.41%	16.86%
Return after taxes on distributions(1)	22.65%	27.06%	16.70%
Return after taxes on distributions and sale of Fund shares(1)(2)	16.28%	24.48%	15.34%
Institutional Shares
Return before taxes	23.80%	27.50%	16.90%
Russell 2000 Growth Index(3)	7.05%	16.50%	4.32%
__________
(1)      After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).
(2)      The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of Fund shares, a tax deduction is provided that benefits the investor.
(3)      The Russell 2000® Growth Index measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the 2000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. Both indices are unmanaged and reflect the reinvestment of dividends. Unlike the performance figures of the Fund, the performance of the indices does not reflect the effect of expenses.  An investor cannot invest directly in an index.

The Acquiring Fund – Winslow Green Growth Fund is newly-created and has not commenced operations yet.  Performance data will be available after the completion of a full calendar year.

Winslow Green Solutions Fund.  The Target Fund - Winslow Green Solutions Fund commenced operations on November 1, 2007.  Performance data will be available after the completion of a full calendar year.  The Acquiring Fund – Winslow Green Solutions Fund is newly-created and has not commenced operations yet.  Performance data will be available after the completion of a full calendar year.

D.	SUMMARY OF FUND INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS

Comparison of Investment Objectives, Strategies and Risks
The Acquiring Funds have substantially similar investment objectives, strategies and policies as those of the Target Funds.  For additional information, please see the “Additional Comparisons of the Target Funds and Acquiring Funds – Investment Objectives, Strategies and Restrictions” section below.

Winslow Green Growth Fund:
The investment objective of both the Target Fund and the Acquiring Fund is to seek capital appreciation through environmentally responsible investing.  The Acquiring Fund’s investment objective is non-fundamental.  It may be changed by a vote of the Board of Trustees without shareholder approval upon a 60-day prior written notice to shareholders.  There is no current intention to change the investment objective.  The investment objective for the Target Fund is fundamental and may not be changed without shareholder approval.  The Target Fund and the Acquiring Fund each seek to achieve their investment objectives by using the following strategies:

Target Fund and Acquiring Fund	Investment Strategy
Winslow Green Growth Fund, a series of Forum Funds and Winslow Green Growth Fund, a series of PMP

The Fund expects to invest primarily in domestic small- and medium-sized companies that the Adviser believes are reasonably priced and exhibit the potential for superior growth. If the Fund is not invested primarily in small or medium-sized companies due to, among other things, changes in the market capitalizations of those companies in the Fund’s portfolio, the Fund will limit new investments to small- and medium-sized companies.

The Adviser defines small-sized companies as companies with small market capitalizations, typically below $2 billion. The Adviser defines medium-sized companies as companies with medium-sized market capitalizations, typically between $2 billion and $10 billion.

Under normal circumstances, the Fund intends to invest principally in equity securities of domestic companies that are either environmentally responsible or considered to be “best in class” companies as defined below. The Adviser defines an environmentally responsible company as one that either provides environmental solutions or benefits; or one that operates responsibly with respect to the environment. “Best in class” companies have environmental programs that set a standard for their industry sector, and include environmental turnaround companies that may have a history of environmental problems, but have taken substantive steps to address or solve those problems.

The Adviser believes that well managed, environmentally responsible companies enjoy competitive advantages from cost reductions, quality improvements, profitability enhancements, and access to expanding and new growth markets due to their dedication to solving or minimizing environmental problems.  As such, the Adviser believes that these companies can provide favorable financial returns to those who hold their securities.

The Fund invests in companies across various sectors, which the Adviser believes are growing rapidly and hold great investment potential, including alternative energy, healthy living, healthcare, and internet services.

The investment strategies and policies described above may be changed without the approval of the Fund’s shareholders upon a 30-day written notice to shareholders.  The Fund invests at least 80% of its net assets plus borrowings for investment purposes in equity securities of domestic companies that are environmentally responsible or “best in class” companies (“80% Policy”).  The Fund must provide shareholders with 60 days’ prior written notice if it changes its 80% Policy.  The Fund currently expects to invest no more than 10% of its net assets in foreign securities.

Winslow Green Solutions Fund:
The investment objective of both the Target Fund and the Acquiring Fund is to seek capital appreciation through investing in companies providing green solutions.  The Acquiring Fund’s and Target Fund’s investment objective is non-fundamental.  It may be changed by a vote of the Board of Trustees without shareholder approval upon a 60-day prior written notice to shareholders.  The Target Fund and the Acquiring Fund each seek to achieve their investment objectives by using the following strategies:

Target Fund and Acquiring Fund	Investment Strategy
Winslow Green Solutions Fund, a series of Forum Funds and Winslow Green Solutions Fund, a series of PMP

The Fund expects to invest globally in companies of varying sizes that the Adviser believes are reasonably priced and exhibit the potential for superior growth. The Fund will ordinarily concentrate in companies with market capitalizations between $1 billion and $10 billion.

Under normal circumstances, the Fund intends to invest primarily in equity securities of companies that provide “green solutions.” The Adviser defines green solutions as products or services that contribute to human health through natural or organic means or to the improvement of the environment; specifically, products or services that reduce resource consumption, decrease pollution such as climate-changing greenhouse gases, or contribute to natural and sustainable nutrition and health.

The Adviser requires that all companies within the Fund’s portfolio are expected to derive revenues primarily (estimated to be more than 50%) from green solutions.

The Adviser believes that companies that provide green solutions will continue to benefit from a combination of ecological, regulatory, societal, and economic factors that are promoting environmental well being and responsibility. The Adviser anticipates that favorable market conditions for green solutions companies is likely for several reasons, including:

•  An increased focus on climate change, leading to demand for energy from renewable sources and energy efficiency solutions
•  A rapid increase in demand for clean water
    •  A growing need for resource efficiency
•  A shift toward healthy, natural and organic food and consumer products
•  Increasing demand for specialized services to meet new regulations

As a result, the Adviser believes that investing in the following green solutions will allow the Fund to benefit from favorable financial returns:

•  Clean Energy
•  Water Management
•  Resource Efficiency
•  Sustainable Living
•  Environmental Services
•  Green Transport
•  Green Buildings

On occasion, the Fund may invest in companies that do not fit into any of the above categories but have established themselves as environmental pioneers in their respective industries, setting a standard for environmental behavior and positively influencing the behavior of their peers.

Innovative companies that participate in these categories currently operate in both domestic and foreign markets. As such, the Fund will maintain a flexible global allocation in order to take advantage of the most attractive green solutions investment opportunities around the world. The Fund may invest up to 50% of assets in foreign issuers, predominantly located in developed countries such as Japan and members of the European Union.

Investment in the Acquiring Funds is subject to identical risks as investment in the Target Funds.  As with all mutual funds, the Acquiring Funds, like the Target Funds, may expose shareholders to certain market risks that could cause shareholders to lose money, particularly a sudden decline in a holding’s share price or market value or an overall decline in the stock or bond markets or circumstances affecting mutual funds.  The Target Funds and the Acquiring Funds are each subject to the following risks:

Target Fund and Acquiring Fund	Principal Investment Risks
Winslow Green Growth Fund, a series of Forum Funds and Winslow Green Growth Fund, a series of PMP

General Risks.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency.  The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities.  The market value of the securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. Investing in equity securities with different capitalizations may, however, be important for investors seeking a diversified portfolio, particularly for long-term investors able to tolerate short-term fluctuations in the value of their investments.

There is no assurance that the Fund will achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program.  You could lose money on your investment in the Fund, or the Fund could underperform other investments.  The principal risks of an investment in the Fund include:

•  the stock market does not recognize the growth potential or value of the stocks in the Fund’s portfolio;
•  the Adviser’s judgment as to the growth potential or value of a stock proves to be wrong;
•  the Fund’s interest in promoting environmental sustainability may prevent investment in some stocks that might have higher returns than stocks from which the Adviser is able to choose;
•  changes in a company’s environmental policies cause the sale of stocks that subsequently perform well;
•  demand for products, in particular sectors to which the Fund may allocate assets at any given time, such as Healthy Living, Alternative Energy, Healthcare, and Internet Services, may fall. For example, with respect to Alternative Energy, in the event that prices of common sources of energy, such as oil, decrease, the demand for alternative forms of energy may decrease as well.

Specific Risks of Growth Companies.  An investment in a growth stock may be susceptible to rapid price swings, especially during periods of economic uncertainty.  Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties.

16

Specific Risks of Small- and Medium-Sized Companies.  Investing in small- and medium-sized companies may involve additional risks than investing in larger, more established companies.  Specifically, an investment in the Fund may have the following additional risks:
•  Analysts and other investors typically follow these companies less actively and information about these companies is not always readily available;
•  Securities of many small- and medium-sized companies are traded in the over-the-counter markets or on a regional securities exchange potentially making them thinly traded, less liquid and their prices more volatile than the prices of the securities of larger companies;
•  Changes in the value of small- and medium-sized company stocks may not mirror the fluctuations of the general market; and
•  More limited product lines, markets and financial resources make these companies more susceptible to economic or market setbacks.

For these and other reasons, the prices of the securities of small and medium-sized companies may fluctuate more significantly than the securities of larger companies.  The smaller the company, the greater effect these risks may have on that company’s operations and performance. As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market.

Specific Risks of Foreign Companies.  The Fund may invest in foreign securities.  For the purposes of the Fund’s investments, “foreign securities” means those securities issued by companies that: (1) are organized under the laws of a country other than the United States, and (2) derive a substantial portion of their total revenue from activities outside of the United States.  An investment in the Fund may have the following additional risks:

•  Foreign securities may be subject to greater fluctuations in price than securities of U.S. companies because foreign markets may be smaller and less liquid than U.S. markets;
•  Changes in foreign tax laws, exchange controls, investment regulations and policies on nationalization and expropriation as well as political instability may affect the operations of foreign companies and the value of their securities;
•  Fluctuations in currency exchange rates and currency transfer restitution may adversely affect the value of the Fund’s investments in foreign securities, which are determined or quoted in currencies other than the U.S. dollar;
•  Foreign securities and their issuers are not subject to the same degree of regulation as U.S. issuers regarding information disclosure, insider trading and market manipulation. There may be less publicly available information on foreign companies and foreign companies may not be subject to uniform accounting, auditing, and financial standards as are U.S. companies;
•  Foreign securities registration, custody and settlements may be subject to delays or other operational and administrative problems;
•  Certain foreign brokerage commissions and custody fees may be higher than those in the U.S.; and
•  Dividends receivable on the foreign securities contained in the Fund’s portfolio may be subject to foreign withholding taxes, thus reducing the income available for distribution to the Fund’s shareholders.

The Fund is subject to the risk of market timing activities because of price differentials that may be reflected in the net asset value of the Fund's shares.  The Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund’s calculation of its net asset value.  These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. Although the Fund may fair value foreign securities in such instances, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Fund’s shares.  There is no assurance that fair valuation of securities can reduce or eliminate market timing.

Portfolio Turnover Risk.  The Fund may, at times, have a portfolio turnover rate that is higher than other mutual funds. A higher portfolio turnover results in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.  The Fund’s portfolio turnover rate for each of the past three fiscal years has exceeded 100%.

Who May Want to Invest in the Fund?
The Fund may be appropriate for you if you:
•  want your assets invested in companies whose businesses help promote and sustain a healthy environment;
•  are willing to tolerate significant changes in the value of your investment;
•  are pursuing a long-term goal;
•  are willing to accept higher short-term risk.

The Fund may not be appropriate for you if you:
•  want an investment that pursues market trends or focuses only on particular sectors or industries;
•  need regular income or stability of principal;
•  are pursuing a short-term goal or investing emergency reserves.

Target Fund and Acquiring Fund	Principal Investment Risks
Winslow Green Solutions Fund, a series of Forum Funds and Winslow Green Solutions Fund, a series of PMP

General Risks.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of the securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. Investing in equity securities with different capitalizations may, however, be important for investors seeking a diversified portfolio, particularly for long-term investors able to tolerate short-term fluctuations in the value of their investments.

There is no assurance that the Fund will achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The principal risks of an investment in the Fund include:

•  the stock market does not recognize the growth potential or value of the stocks in the Fund’s portfolio;
•  the Adviser’s judgment as to the growth potential or value of a stock proves to be wrong;
•  the Fund’s focus on green solutions companies may prevent investment in some stocks that might have higher returns than stocks from which the Adviser is able to choose;
•  changes in a company’s business mix with respect to green solutions cause the sale of stocks that subsequently perform well; and
•  demand may fall for products in the particular green solutions sectors on which the Fund’s investment strategy focuses. For example, with respect to Alternative Energy, in the event that prices of common sources of energy, such as oil, decrease, the demand for alternative forms of energy may decrease as well.

18

Specific Risks of Foreign Companies.  The Fund invests in foreign securities.  For the purposes of the Fund’s investments, “foreign securities” means those securities issued by companies that: (1) are organized under the laws of a country other than the United States, and (2) derive a substantial portion of their total revenue from activities outside of the United States.  An investment in the Fund may have the following additional risks:

•  Foreign securities may be subject to greater fluctuations in price than securities of U.S. companies because foreign markets may be smaller and less liquid than U.S. markets;
•  Changes in foreign tax laws, exchange controls, investment regulations and policies on nationalization and expropriation as well as political instability may affect the operations of foreign companies and the value of their securities;
•  Fluctuations in currency exchange rates and currency transfer restitution may adversely affect the value of the Fund’s investments in foreign securities, which are determined or quoted in currencies other than the U.S. dollar;
•  Foreign securities and their issuers are not subject to the same degree of regulation as U.S. issuers regarding information disclosure, insider trading and market manipulation. There may be less publicly available information on foreign companies and foreign companies may not be subject to uniform accounting, auditing, and financial standards as are U.S. companies;
•  Foreign securities registration, custody and settlements may be subject to delays or other operational and administrative problems;
•  Certain foreign brokerage commissions and custody fees may be higher than those in the U.S.; and
•  Dividends receivable on the foreign securities contained in the Fund’s portfolio may be subject to foreign withholding taxes, thus reducing the income available for distribution to the Fund’s shareholders.

The Fund is subject to the risk of market timing activities because of price differentials that may be reflected in the net asset value of the Fund's shares.  The Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund’s calculation of its net asset value.  These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. Although the Fund may fair value foreign securities in such instances, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Fund’s shares.  There is no assurance that fair valuation of securities can reduce or eliminate market timing.

Specific Risks of Growth Companies.  An investment in a growth stock may be susceptible to rapid price swings, especially during periods of economic uncertainty.  Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties.

19

Specific Risks of Small- and Medium-Sized Companies.  Investing in small- and medium-sized companies may involve additional risks than investing in larger, more established companies.  Specifically, an investment in the Fund may have the following additional risks:
•  Analysts and other investors typically follow these companies less actively and information about these companies is not always readily available;
•  Securities of many small- and medium-sized companies are traded in the over-the-counter markets or on a regional securities exchange potentially making them thinly traded, less liquid and their prices more volatile than the prices of the securities of larger companies;
•  Changes in the value of small- and medium-sized company stocks may not mirror the fluctuations of the general market; and
•  More limited product lines, markets and financial resources make these companies more susceptible to economic or market setbacks.

For these and other reasons, the prices of smaller capitalization securities can fluctuate more significantly than the securities of larger companies. The smaller the company, the greater effect these risks may have on that company’s operations and performance. As a result, an investment in a Fund may exhibit a higher degree of volatility than the general domestic securities market.

Who May Want to Invest in the Fund?
The Fund may be appropriate for you if you:
•  want your assets invested in companies whose businesses help promote and sustain a healthy environment;
•  are willing to tolerate significant changes in the value of your investment;
•  are pursuing a long-term goal;
•  are willing to accept higher short-term risk.

The Fund may not be appropriate for you if you:
•  want an investment that specifically excludes companies that pursue certain markets or engage in certain practices;
•  need regular income or stability of principal;
•  are pursuing a short-term goal or investing emergency reserves.

The Reorganization should constitute a tax-free reorganization for federal income tax purposes and will not affect the federal tax status of Target Fund shares held before the Reorganization.  Therefore, shareholders should not recognize any gain or loss on Target Fund shares for federal income tax purposes as a result of the Reorganization. Furthermore, the Target Funds will not pay for the costs of the Reorganization and the Special Meeting.  USBFS, the Acquiring Fund’s administrator, fund accountant and transfer agent, will bear the costs associated with the Reorganization, Special Meeting, and solicitation of proxies, including the cost of copying, printing and mailing proxy materials.  In addition to solicitations by mail, the Adviser also may solicit proxies, without special compensation, by telephone, facsimile or otherwise.

E.	KEY INFORMATION ABOUT THE PROPOSAL

The following is a summary of key information concerning the proposed Reorganization.  Keep in mind that more detailed information appears in the Plan, a form of which is attached to this Proxy Statement in Appendix A, and in the prospectuses and statements of additional information incorporated by reference into this Proxy Statement.

1.	SUMMARY OF THE PROPOSED REORGANIZATION

At the Special Meeting, the shareholders of each Target Fund will be asked to approve the Plan to reorganize each Target Fund into the corresponding Acquiring Fund.  The Acquiring Funds are newly-organized funds that will commence operations upon consummation of the Reorganization.  If the Plan is approved by the shareholders of both Target Funds and the Reorganization is consummated, the Target Funds will transfer all of the assets and liabilities attributable to each class of their shares to the respective Acquired Fund in exchange for full and fractional shares of the corresponding class of the Acquiring Fund with the same aggregate net asset value (“NAV”) as the NAV of the assets and liabilities transferred as of the close of business on the closing day (the “Closing”) of the Reorganization (the “Valuation Date”).  Immediately thereafter, each Target Fund will distribute such Acquiring Fund shares to its shareholders by establishing accounts on each Acquiring Fund’s share records in the names of those shareholders representing the respective pro rata number of Acquiring Fund shares deliverable to them, in complete liquidation of the Target Fund.  Each shareholder will receive shares of that class of the Acquiring Fund that corresponds to the class of shares they own in the Target Fund.  The expenses associated with the Reorganization will not be borne by the Target Funds.  Certificates evidencing the Acquiring Fund Shares will not be issued to the Target Fund’s shareholders.

The holding period for Target Fund shares will carry over to the corresponding Acquiring Fund shares received by shareholders in the Reorganization for purposes of determining the application of any applicable redemption or exchange fees.  Upon completion of the Reorganization, each shareholder of the Target Funds will own that number of full and fractional shares of the corresponding class of the Acquiring Fund having an aggregate NAV equal to the aggregate NAV of such shareholder’s shares held in the class of the Target Fund as of the close of business on the Valuation Date.

Until the Closing, shareholders of each Target Fund will continue to be able to redeem their shares at the NAV next determined after receipt by the Target Fund’s transfer agent of a redemption request in proper form.  Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption or purchase of shares of the corresponding Acquiring Fund received by the shareholder in connection with the Reorganization.  After the Reorganization, all of the issued and outstanding shares of each Target Fund will be canceled on the books of the Target Fund and the transfer books of each Target Fund will be permanently closed.

The Reorganization is subject to a number of conditions, including, without limitation, the approval of the Plan and the transactions contemplated thereby described in this Proxy Statement by the shareholders of each Target Fund and the receipt of a legal opinion from counsel to PMP with respect to certain tax issues. Assuming satisfaction of the conditions in the Plan, the Reorganization is expected to be effective on May 27, 2008, or such other date as is agreed to by the Adviser, the Board, and the Board of Trustees of PMP.

USBFS has agreed to pay all costs (other than those borne by another party other than the Target Funds) relating to the proposed Reorganization, including the costs relating to the Special Meeting and this Proxy Statement. USBFS will also incur the costs associated with the solicitation of proxies, including the cost of copying, printing and mailing proxy materials.

The Plan may be amended by the mutual consent of the Board and the Board of Trustees of PMP, notwithstanding approval thereof by each Target Fund’s shareholders, provided that no such amendment will have a material adverse effect on the interests of such shareholders without their further approval.  In addition, the Plan may be terminated at any time prior to the Closing by the Board or the Board of Trustees of PMP, if, among other reasons, the Board or the Board of Trustees of PMP determine that consummation of the Reorganization is not in the best interest of shareholders.

2.	DESCRIPTION OF EACH ACQUIRING FUND’S SHARES

Each class of the Acquiring Fund’s shares issued to the corresponding class of the Target Fund’s shareholders pursuant to the Reorganization will be duly authorized, validly issued, fully paid and nonassessable when issued, and will be transferable without restriction and will have no preemptive or conversion rights.  Each Acquiring Fund’s shares will be sold and redeemed based upon the NAV of the Acquiring Fund next determined after receipt of the purchase or redemption request, as described in the Acquiring Funds’ Prospectus.

3.	REASONS FOR THE REORGANIZATION

The Target Funds currently operate as separate series of the Trust.  As a series of the Trust, the Target Funds make use of a number of service providers who provide an array of services to all series of the Trust.  These services include administration, accounting, transfer agency, distribution, custody and compliance services (“Third Party Service Arrangements”).  The Adviser to the Target Funds has determined that the Target Funds can benefit from the services currently provided to series of PMP and has, therefore, recommended that the Target Funds be reconstituted as series of PMP.  These services would be provided to the Target Funds at a lower cost under the PMP umbrella than under the Trust’s umbrella.  Currently, Third Party Service Arrangements are provided to the Trust by Citibank, N.A. (custody), Citigroup Fund Services, LLC (administration, fund, accounting and transfer agency), Foreside Fund Services, LLC (distribution) and Foreside Compliance Services, LLC (compliance).  Third Party Service Arrangements are provided to PMP by USBFS and its affiliates.  The Board considered that USBFS and its affiliates could provide enhanced distribution services such as those relating to security selling agreements with intermediary firms.

In addition, the Board considered that the fees and expenses of the Winslow Green Growth Fund are expected to be reduced as a result of the Reorganization because of the lower fees charged by USBFS and its affiliates for providing Third Party Service Arrangements for the PMP funds.  The Board further considered that the fees and expenses of the Winslow Green Solutions Fund are expected to initially remain the same as a result of the Reorganization despite the reduction in fees for Third Party Service Arrangements because the Fund’s fees and expenses are currently above its expense cap.  The Board noted, however, that as the Fund grows, if its total expenses were to fall below the current expense cap, or if the expense cap were to be removed, then the reduction in the cost of Third Party Service Arrangements would reduce the total expense you pay on the Fund.  The Board noted that, with respect to the Winslow Green Solutions Fund, as a result of the expense cap, the lower fees charged by USBFS will initially benefit the Adviser because it will reduce the amount of the Adviser’s waiver or reimbursement obligation.

There will be no changes to the investment adviser or investment objectives as a result of the Reorganization, and each Acquiring Fund’s policies and strategies will be substantially similar to those of each corresponding Target Fund.

The Board of Trustees made its decision to approve the Agreement and Plan of Reorganization after considering various factors including those discussed above and the following factors:

●	the Reorganization was recommended by the Adviser;
●	the investment objectives, policies and restrictions of each Target Fund are substantially similar to those of the corresponding Acquiring Fund;
●	the Adviser will continue to manage the Funds;
●	the shareholders would likely not experience any tax consequences;
●	the cost of the Reorganization will not be borne by the Target Funds or their shareholders; and
●
counsel to the Acquiring Funds will provide the Target Funds with an opinion to the effect that the Reorganization will not have any federal or state tax consequences for the Target Funds or their shareholders.

If the Plan is not approved by each Target Fund’s shareholders, then each Target Fund will continue to operate as a separate series of the Trust, or the Board may take any further action as it deems to be in the best interests of the Target Funds and their shareholders, subject to approval by each Target Fund’s shareholders if required by applicable law.

4.	FEDERAL INCOME TAX CONSEQUENCES

As an unwaiverable condition of the Reorganization, each Target Fund and the corresponding Acquiring Fund will receive an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes under Section 368(a) of the Internal Revenue Code of 1986, as amended, (the “Code”) and will not affect the federal tax status of Target Fund shares held before the Reorganization.  Therefore, neither the Target Funds, the Acquiring Funds, nor their shareholders should recognize any gain or loss for federal income tax purposes as a result of the Reorganization. In addition, the tax basis of, and the holding period for, the Acquiring Funds’ shares received by each shareholder of the Target Funds in the Reorganization will be the same as the tax basis of, and the holding period for, the Target Funds’ shares exchanged by such shareholder in the Reorganization (provided that, with respect to the holding period for the Acquiring Funds’ shares received, the Target Funds’ shares exchanged must have been held as capital assets by the shareholder).

Since its inception, each Target Fund believes it has qualified as a “regulated investment company” under the Code. Accordingly, each Target Fund believes it has been, and expects to continue to be, relieved of any federal income tax liability on its taxable income and gains distributed to shareholders. Neither Target Fund had a capital loss carry forward as of the most recent fiscal year end.

Provided that the Reorganization so qualifies, and each Target Fund is so treated, for U.S. federal income tax purposes, generally:

●	The Target Funds will not recognize any gain or loss as a result of the Reorganization;

●
Each Target Fund’s shareholders will not recognize any gain or loss as a result of the receipt of corresponding Acquiring Fund shares in exchange for such shareholder’s Target Fund shares pursuant to the Reorganization;

●	The tax basis and character of the holdings for each Target Fund will be maintained when transferred to the Acquiring Funds; and

●
Each Target Fund’s shareholder’s aggregate tax basis in the corresponding Acquiring Fund shares received pursuant to the Reorganization will equal such shareholder’s aggregate tax basis in the Target Fund shares held immediately before the Reorganization.

Although the Trust is not aware of any adverse state income tax consequences, the Trust has not made any investigation as to those consequences for the shareholders. Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.

5.	COMPARISON OF SHAREHOLDER RIGHTS

Set forth below is a discussion of the material differences between the Target Funds and the rights of shareholders of the Target Funds, and the Acquiring Funds and the rights of shareholders of the Acquiring Funds.

Governing Law.  Each Target Fund is a separate series of the Trust, which is organized as a Delaware statutory trust.  Each Acquiring Fund is a separate series of PMP, which is organized as a Massachusetts business trust.  The Target Funds and Acquiring Funds are each authorized to issue an unlimited number of shares of beneficial interest.  Each of the Trust’s and PMP’s operations are governed by the respective trust’s Trust Instrument or Agreement and Declaration of Trust, By-Laws and applicable state law.

Shareholder Liability.  With respect to the Target Funds, under the Trust’s Trust Instrument, any shareholder or former shareholder of the Target Funds shall not be held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a shareholder and not because of such shareholder’s acts or omissions or for some other reason.  Each Target Fund is required to indemnify shareholders and former shareholders against losses and expenses incurred in connection with proceedings relating to his or her being or having been a shareholder of the Target Fund and not because of his or her acts or omissions.

With respect to the Acquiring Funds, under Massachusetts law, trustees and shareholders of a business trust are generally afforded by statute the same limited liability as their corporate counterparts and are permitted liberal indemnification rights. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Target Funds or Acquiring Funds are unable to meet their obligations.  Under PMP’s Amended and Restated Agreement and Declaration of Trust and By-Laws, each Acquiring Fund is required to indemnify shareholders and former shareholders against losses and expenses incurred in connection with proceedings relating to his or her being or having been a shareholder of the Target Funds and Acquiring Funds, and not because of his or her acts or omissions.

Board of Trustees.  The Reorganization will result in a change in the Board of Trustees because the Trustees of PMP are different than the Trustees of the Trust.  The Board for the Trust has four trustees, one of whom is an interested person as that term is defined under the 1940 Act.  For more information, refer to the Statement of Additional Information dated May 1, 2007 for the Winslow Green Growth Fund or the Statement of Additional Information dated November 1, 2007 for the Winslow Green Solutions Fund, which are incorporated by reference into this Proxy Statement.

The Board of Trustees for PMP has four independent trustees.  For more information, refer to the Statement of Additional Information dated March 11, 2008 for the Acquiring Funds, which is incorporated by reference into this Proxy Statement.

Classes.  The Target Funds and the Acquiring Funds are each a separate series of the Trust and PMP, respectively, and both may include more than one class of shares.  Currently, the Winslow Green Growth Fund has two classes of shares, the Investor Class and the Institutional Class, and the Winslow Green Solutions Fund has one class of shares, the Investor Class.  Following the Reorganization, The Board of Trustees of PMP has reserved the right to create and issue additional classes of the Acquiring Funds.  Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.  Shares of each series or class generally vote together on Fund- or Trust-wide matters, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of a distribution plan for a particular class.  Structurally, there is no significant difference between the share classes of PMP and the Trust.

6.	COMPARISON OF VALUATION PROCEDURES

Generally, the procedures by which PMP intends to value the securities of the Acquiring Funds are very similar to the procedures used by the Trust to value the securities of the Target Funds.  In all cases where a price is not readily available, and no other mean is available for determining a price, both PMP and the Trust eventually turn to their fair value procedures for guidance.

Exchange Traded Securities.  For both PMP and the Trust, securities that are traded on an exchange are valued using the last reported sales price.  If a price is not readily available, the security is priced using the mean of the most recent quoted bid and asked prices.

Over the Counter Securities.  For both PMP and the Trust, securities that are not traded on an exchange are valued using the last reported sales price.  However, if a price is not readily available, the security is priced using the mean of the last quoted closing bid and asked prices.

Options and Futures.  For PMP, options are valued at the mean.  Futures contracts are valued using the last reported sales price.  If prices for either options or futures contracts are not readily available, PMP will implement its fair value procedures.  For the Trust, options and futures contracts are valued using the last reported sales price and then if no price is readily available, the security is priced using the mean of the bid and asked prices.

Money Market or Short-Term Instruments.  For both PMP and the Trust, money market instruments are valued at amortized cost.

Debt Securities.  For PMP, debt securities are valued using the mean between the closing bid and asked prices.  If the closing bid and asked prices are not readily available, the pricing service may provide a price determined by a matrix pricing method.  In the absence of a price from a pricing service, PMP will implement its fair value procedures.  For the Trust, securities are valued using the last reported sales price.  If a price is not readily available, the security is priced using the mean of the most recent quoted bid and asked prices.

Foreign Securities.  For PMP, foreign securities are priced in their local currencies as of the close of the primary exchange or market.  Foreign currencies are translated into U.S. dollars at the exchange rate as provided by the pricing service.  For the Trust, foreign securities are valued by translating them into U.S. dollars based on the mean of the current bid and asked prices by major banking institutions and currency dealers.

Fair Value Determinations.  For PMP, the decision to fair value a portfolio security is made by PMP’s valuation committee.  The valuation committee may consider factors, such as, the fundamental analytical data relating to the security, the nature and duration of any restriction on the disposition of the security, and evaluation of any forces that influence the market, among others.  Further discussion about PMP’s Fair Valuation policies is contained in Appendix B.  The valuation committee reports to PMP’s Board on a quarterly basis regarding any securities that have been fair valued.

For the Trust, securities are valued when prices are not readily available or when, in the judgment of a fund’s adviser, the prices available do not represent the fair value of the security.  Fair value procedures are also implemented when necessary for illiquid securities.  The valuation committee takes into consideration many factors when fair valuing a security including, the nature and pricing history of the security, whether any dealer quotations for the security are available, and whether the same or similar securities have are held by other funds within the Trust.  The valuation committee reports to the Trust’s Board on a quarterly basis regarding any securities that have been fair valued.

7.	CAPITALIZATION

The capitalization of the Target Funds and the Acquiring Funds as of December 31, 2007 and each Acquiring Fund’s pro forma combined capitalization as of that date after giving effect to the proposed Reorganization are as follows:

(unaudited)	Aggregate Net Assets	Shares Outstanding	Net Asset Value Per Share
TARGET FUND - Winslow Green Growth Fund (Investor Class)	$377,318,587.35	16,109,791.794	$23.42
Pro forma ACQUIRING FUND - Winslow Green Growth Fund (Investor Class)	$377,318,587.35	16,109,791.794	$23.42
TARGET FUND - Winslow Green Growth Fund (Institutional Class)	$37,599,309.18	1,599,305.286	$23.51
Pro forma ACQUIRING FUND - Winslow Green Growth Fund (Institutional Class)	$37,599,309.18	1,599,305.286	$23.51
TARGET FUND - Winslow Green Solutions Fund (Investor Class)	$9,325,281.65	890,902.66	$10.47
Pro forma ACQUIRING FUND - Winslow Green Solutions Fund (Investor Class)	$9,325,281.65	890,902.66	$10.47

F.	ADDITIONAL COMPARISONS OF THE TARGET FUNDS AND ACQUIRING FUNDS

1.	INVESTMENT OBJECTIVES, STRATEGIES AND RESTRICTIONS

Each Acquiring Fund’s investment objectives, policies, strategies and risks are identical to those of the corresponding Target Fund.

Investment Objectives

The investment objective of both the Target Fund - Winslow Green Growth Fund and the Acquiring Fund - Winslow Green Growth Fund is to seek capital appreciation through environmentally responsible investing.  The objective of the Target Fund is fundamental, which means that it cannot be changed without shareholder approval.  The investment objective of the Acquiring Fund is non-fundamental, which means that the PMP Board of Trustees would be able to change the investment objective of the Fund without shareholder approval.  However, shareholders would receive at least 60 days’ advance notice prior to the change being implemented.  The Board of Trustees of PMP has no current intention to change this investment objective.

The investment objective of both the Target Fund - Winslow Green Solutions Fund and the Acquiring Fund - Winslow Green Solution Fund is to seek capital appreciation through investing in companies providing green solutions.  The objective of both the Target Fund and the Acquiring Fund is non-fundamental, which means that the PMP Board of Trustees would be able to change the investment objective of the Fund without shareholder approval.  However, shareholders of the Acquiring Fund would receive at least 60 days’ notice prior to the change being implemented.

Investment Strategies

In selecting investments for the Acquiring Funds, the Adviser will employ substantially similar strategies as it used for the Target Funds.

Winslow Green Growth Fund.  The investment strategy of the Target Fund - Winslow Green Growth Fund and the Acquiring Fund - Winslow Green Growth Fund is as follows:

The Fund expects to invest primarily in domestic small- and medium-sized companies that the Adviser believes are reasonably priced and exhibit the potential for superior growth. If the Fund is not invested primarily in small or medium-sized companies due to, among other things, changes in the market capitalizations of those companies in the Fund’s portfolio, the Fund will limit new investments to small- and medium-sized companies.

Under normal circumstances, the Fund intends to invest at least 80% of its net assets plus borrowings for investment purposes in equity securities of domestic companies that are either environmentally responsible or considered to be “best in class” companies as defined below. The Adviser defines an environmentally responsible company as one that either provides environmental solutions or benefits; or one that operates responsibly with respect to the environment.  “Best in class” companies have environmental programs that set a standard for their industry sector, and include environmental turnaround companies that may have a history of environmental problems, but have taken substantive steps to address or solve those problems.  The Fund currently expects to invest no more than 10% of its net assets in foreign securities.

The Adviser believes that well managed, environmentally responsible companies enjoy competitive advantages from cost reductions, quality improvements, profitability enhancements, and access to expanding and new growth markets due to their dedication to solving or minimizing environmental problems.  As such, the Adviser believes that these companies can provide favorable financial returns to those who hold their securities.

The Fund invests in companies across various sectors, which the Adviser believes are growing rapidly and hold great investment potential, including:

●
Alternative Energy:  Companies in this sector are involved in the generation of electricity, or production of capital equipment to generate electricity, using alternative or renewable resources.  Examples of such companies include solar panel manufacturers, energy conservation technology manufacturers and developers of alternative energy projects.

●
Healthy Living:  Companies in this sector provide products or services that address the growing trend of consumers becoming more conscious about how choices they make affect their lives and the environment.  Examples of such companies include those that grow, process or sell natural and organic foods and personal care products, and that manufacture or sell fitness equipment.

●
Healthcare:  Companies in this sector provide products and services to meet growing health-related needs.  Examples of such companies include those involved in the discovery, development and manufacture of new pharmaceutical drugs, drug delivery technologies and medical devices.

●
Internet Services:  Companies in this sector provide products and services that are delivered using Internet technology.  Examples of such companies include Internet advertising providers, Internet content providers and Internet service facilitators.

The Adviser’s Processes — Purchasing Portfolio Securities.  The Adviser seeks to invest in companies that have a positive or neutral impact on the environment. The Fund may invest in companies involved with renewable energy, natural and organic food, Internet services, healthcare, and consumer products, among other sectors. The Adviser’s investment process follows.

Step One:  Idea Generation
The Adviser’s investment universe primarily includes the companies that comprise the Russell 2000 Growth Index. The Adviser draws on internal sources as well as external sources to generate investment ideas. External sources include industry contacts, outside consultants, companies held by the Fund, other asset managers, professional and industry associations and research from Wall Street firms. From this broad universe, the Adviser selects approximately 50 companies as candidates for more in-depth research.

The Adviser excludes companies that derive significant revenues from tobacco products, alcoholic spirits, gaming, adult entertainment, military weapons systems, firearms, and/or nuclear power. The Adviser also will not knowingly invest in companies that test cosmetic products on animals, and will avoid investment in companies that manufacture genetically modified organisms for environmental release.

Step Two:  Intensive Research
Once candidates are identified, the Adviser embarks upon an intensive research process that incorporates both fundamental, bottom-up research and a review of non-financial factors that may influence a company’s performance.  Elements of the Adviser’s fundamental research include:

●	on-site company visits to tour facilities and meet key employees
●	review of publicly available materials and SEC filings
●	“cross checks” with customers, suppliers and competitors
●	outreach to industry experts
●	continuous dialogue with company management

Utilizing our in-depth research, we seek to invest in companies that exhibit the potential for superior growth.  The Adviser considers a superior growth company to have the following characteristics:

●	bold, new ideas
●	expected near-term growth catalysts
●	experienced, high quality management teams with defined strategies
●	strong environmental and governance profiles
●	growth rates of at least 20% annually
●	financial resources to achieve stated business objectives
●	little or no debt
●	favorable macrotrends

Simultaneously with this research, the Adviser researches the company’s environmental profile, considering, among other things, its supply of environmental products or services such as alternative energy or natural consumer goods, consumption of natural resources, level of toxic emissions, and proactive environmental policies such as pollution prevention or waste minimization programs.  The Adviser also reviews the company’s environmental health and safety (EHS) practices, including an evaluation of, among other things, the company’s compliance with federal, state and local environmental regulations, and its environmental management and EHS programs. In addition, the Adviser reviews the company’s corporate governance practices, including factors such as Board composition and structure.

The Adviser’s environmental and corporate governance research process is based on a review of company documents, management interviews and on-site visits, communications with regulatory and national and local environmental agencies, accessing published environmental databases, contacting industry analysts and competitors and information from local press organizations.  The Adviser also reviews the company’s impact on its community, including providing a safe, healthy work environment, and promoting community development and equal opportunity to all employees.  Based on this information, the Adviser makes a determination as to whether the company meets the Adviser’s definition of an environmentally responsible company.

Step Three:  Winslow Investment Committee Meeting
On a weekly basis, investment professionals of the Adviser meet to present new investment recommendations and to review current Fund holdings.

Step Four:  Portfolio Construction
Once an investment idea is approved, the Adviser sets a target allocation for the new holding within the portfolio, taking into account stock liquidity and float and forecasted investment time horizon. Initial positions are established between 1-2% with the expectation to build positions to 3-5%.

The Adviser’s Processes — Selling Portfolio Securities.  The Adviser monitors the companies in the Fund’s portfolio to determine if there have been any significant changes in the companies since the Fund’s purchase of the company’s stock.  The Adviser may sell a stock if:

●	the stock has met or exceeded its price target,
●	the position has appreciated beyond 10% of the portfolio,
●
the Adviser perceives an alteration of the investment premise, including a change in the company’s fundamentals such as margin deterioration, change in the company’s business strategy or decelerating revenue growth,

●	the Adviser identifies an environmental or governance break-down, or
●	the Adviser identifies alternative investment ideas with greater perceived investment potential.

Temporary Defensive Positions
In order to respond to adverse market, economic, political, or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategy and invest without limit in cash and prime quality cash equivalents such as prime commercial paper and other money market instruments. As a result, the Fund may not achieve its investment objective. A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Winslow Green Solutions Fund.  The investment strategy of the Target Fund - Winslow Green Solutions Fund and the Acquiring Fund - Winslow Green Solutions Fund is as follows:

The Fund expects to invest globally in companies of varying sizes that the Adviser believes are reasonably priced and exhibit the potential for superior growth.  The Fund will ordinarily concentrate in companies with market capitalizations between $1 billion and $10 billion.  The Fund must provide shareholders with 60 days’ prior written notice if it changes its principal investment strategies.

Under normal circumstances, the Fund intends to primarily invest in equity securities of companies that provide “green solutions.” The Adviser defines green solutions as products or services that contribute to human health through natural or organic means or to the improvement of the environment; specifically, products or services that reduce resource consumption, decrease pollution such as climate-changing greenhouse gases, or contribute to natural and sustainable nutrition and health.

The Adviser requires that all companies within the Fund’s portfolio are expected to derive revenues primarily (estimated to be more than 50%) from green solutions.

The Adviser believes that companies that provide green solutions will continue to benefit from a combination of ecological, regulatory, societal, and economic factors that are promoting environmental well being and responsibility. The Adviser anticipates that favorable market conditions for green solutions companies is likely for several reasons, including:

●
An increased focus on climate change, leading to demand for energy from renewable sources and energy efficiency solutions.  Growing climate change awareness, energy security concerns, and increases in traditional energy prices are encouraging the development of energy technologies such as wind, solar and fuel cells, as well as emissions reduction policies which have rapidly brought many renewable energy sources closer to cost parity with traditional sources.

●
A rapid increase in demand for clean water.  The growing number of regions and populations with an acute shortage of clean water has created opportunities for companies that improve access to clean water, either through operation of infrastructure systems or through their development of new purification technologies.

●
A growing need for resource efficiency.  The Adviser believes that rising commodity prices and pressure on landfill space will increase investment opportunities in technologies that improve resource efficiency and reduce waste.

●
A shift toward healthy, natural and organic food and consumer products.  Rising rates of obesity and a focus on food quality and safety have resulted in health-conscious consumers paying more attention to the food they purchase and eat, creating investment opportunities in organic food as well as natural medicines and healthcare.

●
Increasing demand for specialized services to meet new regulations.  Increasing health, safety and environmental regulation across the globe has resulted in new markets for companies providing solutions to environmental and social problems.

As a result, the Adviser believes that investing in the following green solutions will allow the Fund to benefit from favorable financial returns:

●
Clean Energy. Stand alone power and back-up systems based on technologies such as wind, solar, flywheels, advanced batteries and fuel cells; biofuels; energy efficiency technologies; and energy production companies deriving a significant percentage of energy from renewable sources.

●	Water Management. Water and wastewater services including sewerage and treatment infrastructure; technology-based purification solutions such as desalinization, membranes and UV disinfection.

●	Resource Efficiency. Technologies to improve resource efficiency, including waste reduction and associated technologies; recycling and resource management; use of recycled materials.

●
Sustainable Living. Products or services that contribute to health, nutrition and environmental sustainability through the use of natural and organic ingredients or natural activities, including natural and organic food, clothing and other products, natural dietary supplements and personal care products, and health and wellness solutions such as homeopathic medicines.

●	Environmental Services. Companies directly benefiting from increased environmental legislation, including environmental consultancies and providers of safety equipment.

●	Green Transport. Integrated public transport systems; vehicle emissions and energy efficiency control technologies.

●	Green Buildings. Materials and services contributing to the growth of the green building movement.

On occasion, the Fund may invest in companies that do not fit into any of the above categories but have established themselves as environmental pioneers in their respective industries, setting a standard for environmental behavior and positively influencing the behavior of their peers.

Innovative companies that participate in these categories currently operate in both domestic and foreign markets. As such, the Fund will maintain a flexible global allocation in order to take advantage of the most attractive green solutions investment opportunities around the world. The Fund may invest up to 50% of assets in foreign issuers, predominantly located in developed countries such as Japan and members of the European Union.

The Adviser’s Processes — Purchasing Portfolio Securities.  The Adviser’s investment process for purchasing portfolio securities is as follows:

Step One:  Idea Generation
The Adviser draws on internal sources as well as external sources to generate investment ideas. External sources include industry contacts, outside consultants, companies held by the Fund, other asset managers, professional and industry associations and research from Wall Street firms. From this broad universe, the Adviser maintains a list of approximately 300 to 350 companies as candidates for more in-depth research.

Step Two:  Intensive Research
Once candidates are identified, the Adviser embarks upon an intensive research process that incorporates both fundamental, bottom-up research and a review of non-financial factors that may influence a company's performance. Elements of the Adviser’s fundamental research include:

●	on-site company visits to tour facilities and meet key employees
●	review of publicly available materials and regulatory filings
●	review of corporate governance policies and practices
●	interviews with customers, suppliers and competitors
●	outreach to industry experts
●	continuous dialogue with company management

Utilizing in-depth research, the Adviser seeks to invest in companies that operate within one or more of the green solutions investment themes listed above, and that exhibit the potential for superior growth. The Adviser considers a superior growth company to have some or all of the following characteristics:

●	bold, new ideas
●	expected near-term growth catalysts such as new product launches or strategic
●	announcements
●	expected long term growth catalysts, such as societal trends that create favorable growth conditions for the business
●	experienced, high quality management teams with defined strategies
●	earnings growth rates of at least 20% annually
●	financial resources to achieve stated business objectives
●	little or no debt

Step Three: Winslow Investment Committee Meeting
On a weekly basis, investment professionals of the Adviser meet to present new investment recommendations and to review current Fund holdings.

Step Four: Portfolio Construction
Once an investment idea is approved, the Adviser sets a target allocation for the new holding within the Fund, taking into account stock liquidity and float and forecasted investment time horizon. Initial positions are established between 1-2% with the expectation to build positions to 3-5%.

The Adviser’s Processes — Selling Portfolio Securities.  The Adviser monitors the companies in the Fund’s portfolio to determine if there have been any significant changes in the companies since the Fund’s purchase of the company’s stock.  The Adviser may sell a stock if:

●	the stock has met or exceeded its price target,
●	the position has appreciated beyond 10% of the Fund’s total net assets,
●
the Adviser perceives an alteration of the investment premise, including a change in the company's fundamentals or a change in the company’s business strategy, particularly a change that reduces or eliminates green solutions as a material contributor to business results,

●	the Adviser identifies alternative investment ideas with greater perceived investment potential, or
●	Fund redemptions require cash to be raised.

Temporary Defensive Positions
In order to respond to adverse market, economic, political, or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategy and invest without limit in cash and prime quality cash equivalents such as prime commercial paper and other money market instruments. As a result, the Fund may not achieve its investment objective. A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Disclosure of Portfolio Holdings

A description of the Target Funds’ policies and procedures with respect to the disclosure of portfolio securities is available in the Target Funds’ SAIs and on the Target Funds’ website.  The Acquiring Funds’ policies and procedures with respect to the disclosure of portfolio securities are substantially similar to the Target Funds.

2.	DISTRIBUTION

Foreside Fund Services, LLC, (the “Distributor”) is the exclusive agent for distribution of shares of the Target Funds.  The Distributor is obligated to sell the shares of the Target Funds on a best efforts basis only against purchase orders for the shares. Shares of the Target Funds are offered to the public on a continuous basis at NAV per share.   The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”).

Quasar Distributors, LLC (“Quasar”) acts as the distributor for the Acquiring Funds.  As such, Quasar is responsible for all purchases, sales, redemptions and other transfers of shares of the Acquiring Funds.  As distributor, Quasar also provides certain administrative services.  Shares of the Acquiring Funds are offered for sale on a continuous basis at NAV per share.  Quasar is a registered broker-dealer and member of FINRA.

3.	PURCHASE AND REDEMPTION PROCEDURES

The Target Funds and the Acquiring Funds have similar purchase and redemption procedures.

Purchasing Information

Shares of the Target Funds and Acquiring Funds are offered at the next offering price, which is the NAV per share of the Target Funds or the Acquiring Funds, as the case may be, computed after the purchase order and funds are received by the applicable fund’s transfer agent or certain financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”).  Each of the Target Funds and the Acquiring Funds also offers an automatic investment plan, whereby an existing shareholder may purchase additional shares of the applicable fund once or twice a month, in amounts which must be at least $50 (the Acquiring Funds also permit quarterly purchases), through an Automated Clearing House arrangement.

Minimum Investments. The minimum initial investment for the Winslow Green Growth Fund (Target and Acquiring Funds) for regular accounts is $5,000.  The minimum initial investment for the Winslow Green Solutions Fund (Target and Acquiring Funds) for regular accounts is $2,500.  The minimum initial investment for individual retirement accounts is $2,000.  The minimum initial investment when setting up automatic investment plan accounts is $1,000.  In all cases, the minimum additional or subsequent purchase is $50.  The Adviser may, in its sole discretion, waive these minimums for individual retirement accounts (IRAs) and in certain other circumstances.

Redemption Information

Shares of the Target Funds and the Acquiring Funds are redeemed at a price equal to the NAV next determined after the applicable fund’s transfer agent receives a redemption request in good order less any applicable redemption fee or contingent deferred sales charge. A redemption request cannot be processed on days the New York Stock Exchange is closed. Each of the Target Funds and Acquiring Funds may redeem the shares in an account if the total value of the account falls below $2,500 ($1,000 for IRA accounts) due to redemptions after giving shareholders at least 60 days’ prior written notice of this redemption to give them an opportunity to increase the value of their account above this minimum.  Additionally, both the Target Funds and Acquiring Funds have also reserved the right to redeem shares “in kind.” The Acquiring Funds offer a systematic withdrawal program that allows shareholders to have regular monthly payments redeemed from their accounts.

Additional Shareholder Account information for the Target Funds is available in each of their prospectuses which are incorporated by reference.  Additional Shareholder Account information for the Acquiring Funds is provided in Appendix B.

4.	SERVICE PROVIDERS

Investment Adviser and Portfolio Management

The Target Funds’ and the Acquiring Funds’ investment adviser is Winslow Management Company, LLC, 99 High Street, 12th Floor, Boston, Massachusetts 02110.  The Adviser and its predecessors have provided investment management services since 1983.  The Adviser specializes in the management of assets for non-profit institutions, pension funds and high net worth individuals by investing in publicly-traded environmentally responsible companies.  Subject to the general oversight of each respective Fund’s Board, the Adviser makes investment decisions for both the Target Funds and the Acquiring Funds.  The Adviser receives from the Target Funds and the Acquiring Funds an advisory fee of 0.90% of the average daily net assets of the Target Funds and the Acquiring Funds, respectively.  For the fiscal year ended December 31, 2007, the Adviser earned the following fees for its services with respect to the Target Funds.  The Adviser is waiving all of its rights to any recoupment of expenses paid or advisory fees waived for the Target Funds.  The Adviser did not earn any fees with respect to the Acquiring Funds since they had not commenced operations as of the date of this Proxy Statement.

Fiscal Year Ended December 31, 2007
	Advisory Fee Earned	Waiver/Reimbursement	Amount Received After Waiver/Reimbursement
Winslow Green Growth Fund	$2,458,119	($63,520)	$2,394,599
Winslow Green Solutions Fund	$ 9,481	($ 9,481)	$ 0

Jackson W. Robinson serves as the lead portfolio manager of the Target Fund – Winslow Green Growth Fund and the Acquiring Fund – Winslow Green Growth Fund.  Matthew W. Patsky, whose biographical information is in the following paragraph, is co-manager of the Winslow Green Growth Fund and provides portfolio management backup services.  Mr. Robinson, founder and President of Winslow Management Company, has served as the Fund’s portfolio manager since the Fund’s inception (May 3, 1994).  Mr. Robinson has 30 years of money management experience.  Since 1991, Mr. Robinson has focused exclusively on “environmentally responsible” investing.  As the Chief Investment Officer for Winslow Management Company, Mr. Robinson manages assets, in a similar style, in individual accounts, institutional accounts, and another pooled investment vehicle.  While founding Winslow Management in 1983, Mr. Robinson also served as President of Rieger, Robinson & Harrington, an investment management company. Prior to that, Mr. Robinson was an officer and director of Garden Way, Inc. and President of the National Gardening Association, both socially responsible companies.  Mr. Robinson began his career in commercial banking.  Mr. Robinson is a graduate of Brown University where he received a B.S. in Political Science.  He is a director of Jupiter European Opportunities Trust PLC, and serves as the non-executive Chairman of the Board of Spartech Corporation (NYSE:SEH).  He is also an adviser to the American Council on Renewable Energy (ACORE) and a trustee of Suffield Academy.

Matthew W. Patsky serves as the portfolio manager solely responsible for the investment decisions of the Target Fund - Winslow Green Solutions Fund and the Acquiring Fund – Winslow Green Solutions Fund.  Since 2002, Mr. Patsky has been partner at Winslow Management Company, acting as portfolio manager for a number of Winslow’s separately managed accounts.  He began his career as a securities analyst with Lehman Brothers in 1984 and has over 20 years of investment management and research experience.  Prior to joining Winslow, he worked in Boston, Massachusetts for Adams Harkness, Inc. as their Director of Equity Research where he supervised twenty-one research analysts dedicated to researching emerging growth technology stocks, healthcare and consumer companies.  Prior to Adams Harkness, Inc., he was at Robertson Stephens & Co. and served as Vice President.

The Adviser has contractually agreed through April 30, 2008 to waive its management fee and/or reimburse expenses so that total annual fund operating expenses, excluding brokerage fees and commissions, Acquired Fund Fees and Expenses, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, do not exceed 1.20% of the Winslow Green Growth Fund – Institutional Class’ average daily net assets, 1.45% of the Winslow Green Growth Fund – Investor Class’ average daily net assets, and 1.45% of the Winslow Green Solutions Fund – Investor Class’ average daily net assets.  The Adviser has agreed to the same waiver and reimbursement obligation with respect to the Acquiring Funds through April 30, 2009.

The Statements of Additional Information of the Target Funds (incorporated by reference) provide additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Target Funds.

Other Service Providers

Citibank, N.A., 388 Greenwich Street, New York, New York 10013, is custodian of the Target Funds’ investments.  Citigroup Fund Services, LLC, 100 Summer Street, Suite 1500, Boston, Massachusetts 02110 acts as the Target Funds’ transfer agent, administrator, fund accountant and dividend disbursing agent.  Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, 02116, is the independent registered public accounting firm for the Target Funds and audits the financial statements and the financial highlights of the Target Funds.

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Acquiring Funds’ administrator, transfer agent, and fund accountant.  U.S. Bank National Association, 1555 N. River Center Drive, Suite 302, Milwaukee, WI  53212, an affiliate of USBFS, serves as the custodian for the portfolio securities, cash and other assets of the Acquiring Funds.  Tait, Weller & Baker, LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, has been selected as the Acquiring Funds’ independent registered public accounting firm and audits the financial statements and the financial highlights of the Acquiring Funds.

5.	BUSINESS STRUCTURE

As a technical matter of law, the Trust is organized under a Delaware statute and PMP is organized under the common laws of Massachusetts.  Many mutual funds in the United States use either one of these two forms of organization because they are functionally very similar, and in either case are subject to the same federal regulation.  Further information about the Trust’s and PMP’s current trust structure is contained in Appendix C and in the Target Funds’ and PMP’s prospectuses and Statements of Additional Information, respectively as well as in the Trust’s and PMP’s respective governing documents and in relevant state law.

THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE PROPOSAL.

II.	VOTING INFORMATION

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board of the Trust to solicit your vote for two proposals at a special meeting of shareholders of the Winslow Green Growth Fund and the Winslow Green Solutions Fund.  The Special Meeting will be held the offices of Citigroup Fund Services, LLC, 100 Summer Street, Suite 1500, Boston, Massachusetts 02110 on April 11, 2008 at 9:00 a.m. Eastern time.

You may vote in one of three ways:
●	complete and sign the enclosed proxy ballot and mail it to us in the prepaid return envelope (if mailed in the United States);
●	vote on the Internet at the website address listed on your proxy ballot; or
●	call the toll-free number printed on your proxy ballot.

PLEASE NOTE, TO VOTE VIA THE INTERNET OR TELEPHONE, YOU WILL NEED THE "CONTROL NUMBER" THAT APPEARS ON YOUR PROXY BALLOT.

You may revoke a proxy once it is given.  If you desire to revoke a proxy, you must submit a subsequent proxy or a written notice of revocation to the appropriate Target Fund.  You may also give written notice of revocation in person at the Special Meeting.  All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each proposal.

Only shareholders of record on February 27, 2008 are entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof.  Each whole share held as of the close of business on February 27, 2008 is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

With respect to the Proposal, a majority of the shares of each Target Fund entitled to vote must be present in person or by proxy.  When a quorum is present, the affirmative vote of the lesser of (1) 67% or more of the shares of each Target Fund present or represented by proxy at the Special Meeting, if holders of more than 50% of the Fund’s outstanding shares are or represented by proxy, or (2) more than 50% of the Fund’s outstanding shares.

If shareholders of either Target Fund do not approve the Reorganization with respect to their Fund, then the Reorganization will not be implemented for either Target Fund.  As a result, even though the Reorganization proposal is to be considered separately by shareholders of each Target Fund, neither Target Fund will proceed with the Reorganization unless both Funds proceed with the Reorganization.

If a quorum of shareholders of each Target Fund is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Proxy Statement with respect to the Fund are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of each Target Fund to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Target Funds may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting with respect to each Target  Fund may be adjourned from time to time by a majority of the votes of the Target Fund properly cast upon the question of adjourning the Special Meeting of the Target Fund to another date and time, whether or not a quorum is present, and the Special Meeting of the Target Fund may be held as adjourned without further notice. The persons named in the proxy will vote in favor of such adjournment those shares that they are entitled to vote if such adjournment is necessary to obtain a quorum or to obtain a favorable vote on the proposal. The persons named in the proxy will vote against adjournment those shares that they are entitled to vote if the shareholder proxies instruct persons to vote against the proposal.

All proxies voted, including abstentions and broker non-votes (shares held by brokers or nominees where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum.  In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder's rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power.  As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).

Abstentions and broker non-votes will be treated as shares voted against a proposal.  Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Trust may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote.  The Trust also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

Approval of the Proposal will occur only if a sufficient number of votes are cast “FOR” the proposal.  If shareholders of each Target Fund do not vote to approve the Reorganization, the Trustees of the Trust will consider other possible courses of action in the best interests of the Target Fund’s shareholders.  If sufficient votes in favor of the Reorganization are not received by the time scheduled for the Special Meeting, the persons named as proxies or any officer present entitled to preside or act as Secretary of such meeting, may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  In determining whether to adjourn the Special Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation.  Any adjournment will require an affirmative vote of a majority of those shares represented at the Special Meeting, whether or not a quorum is present, in person or by proxy.  The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Special Meeting. Any business that might have been transacted at the Special Meeting originally called may be transacted at any such adjourned meeting at which a quorum is present.  The costs of any additional solicitation and of any adjourned session will be borne by USBFS.

A shareholder of a Target Fund who objects to the proposed Reorganization will not be entitled under either Delaware law or the Trust’s Trust Instrument to demand payment for, or an appraisal of, his or her shares.  However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes.  If the Reorganization is consummated, shareholders will be free to redeem the shares of the Acquiring Funds that they receive in the transaction at their then-current NAV. Shares of the Target Funds may be redeemed at any time prior to the consummation of the Reorganization.  Shareholders of the Target Funds may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares in the Reorganization.

A.	METHOD AND COST OF SOLICITATION

This Proxy Statement is being sent to you in connection with the solicitation of proxies by the Board of Trustees for use at the Special Meeting.  The Board of Trustees of the Trust has fixed the close of business on February 27, 2008 (“Record Date”) as the record date for determining the shareholders of each Target Fund entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof.  The Target Funds expect that the solicitation of proxies will be primarily by mail and telephone. The solicitation may also include facsimile, Internet or oral communications by certain employees of the Adviser, who will not be paid for these services.  USBFS will bear the costs of the Special Meeting, including legal costs and the cost of the solicitation of proxies.

B.	RIGHT OF REVOCATION

Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by providing written notice to the Trust, by submission of a later-dated, duly executed proxy or by voting in person at the Special Meeting.  A prior proxy can also be revoked by proxy voting again through the toll-free number listed in the enclosed Voting Instructions.  If not so revoked, the votes will be cast at the Special Meeting, and any postponements or adjournments thereof.  Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

C.	VOTING SECURITIES AND PRINCIPAL HOLDERS

Shareholders of each Target Fund at the close of business on February 27, 2008 (the “Record Date”) will be entitled to be present and vote at the Special Meeting.  As of that date, the following numbers of shares were outstanding for the Fund:

Fund	Shares Outstanding & Entitled to Vote (unaudited)
Winslow Green Growth Fund
Winslow Green Solutions Fund
(each a series of Forum Funds)

There were no outstanding shares of the Acquiring Funds on the Record Date, as the Acquiring Funds had not yet commenced operations.

As of the Record Date, each Target Fund’s shareholders of record and/or beneficial owners (to the Trust’s knowledge) who owned five percent or more of the Target Fund’s shares are set forth below:

Name and Address	No. of Shares Owned	% of Shares	Type of Ownership

As of the Record Date, the Officers and Trustees of the Trust, as a group, owned of record and beneficially less than 1.00% of the outstanding voting securities of the Target Funds.

D.	INTEREST OF CERTAIN PERSONS IN THE TRANSACTION

The following persons may be deemed to have an interest in the Reorganization because each controls Winslow Management Company, LLC.  Winslow Management Company, LLC will provide investment management services to the Acquiring Funds. Future growth of the Acquiring Funds can be expected to increase the total amount of fees payable to Winslow Management Company, LLC.

Name	Relationship to Winslow Management Company, LLC
Jack Robinson	President & Chief Investment Officer
Matt Patsky	Partner & Portfolio Manager

III.	FURTHER INFORMATION ABOUT THE TARGET FUNDS AND THE ACQUIRING FUNDS

Further information about the Target Funds is contained in the following documents:

●	Prospectus for the Winslow Green Growth Fund dated May 1, 2007, and Winslow Green Solutions Fund dated November 1, 2007.

●	Statement of Additional Information for the Winslow Green Growth Fund dated May 1, 2007, and for the Winslow Green Solutions Fund dated November 1, 2007.

The Annual Report to Shareholders of the Target Funds for the fiscal year ended December 31, 2007, containing audited financial statements, has been previously mailed to shareholders. Copies of these documents are available upon request and without charge by writing to the Trust or by calling (888) 314-9049.

Shareholders may obtain a copy of the Acquiring Funds’ Preliminary Prospectus and Statement of Additional Information by writing to the Acquiring Funds c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 2nd Floor, Milwaukee, Wisconsin 53202.  As the Acquiring Funds have not yet commenced operations as of the date of this Proxy Statement, annual and semi-annual reports relating to the Acquiring Funds are not available.

The Trust and PMP are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.  Reports, proxy statements, registration statements and other information filed by the Trust may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the following regional offices of the SEC: Northeast Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.

IV.	MISCELLANEOUS ISSUES

A.	OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting.  If any other matters come before the Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed form of proxy.

B.	NEXT MEETING OF SHAREHOLDERS

The Target Funds are not required and do not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act.  By observing this policy, the Target Funds seek to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time.  If the Reorganization is not completed, the next meeting of the shareholders of the Target Funds will be held at such time as the Board of Trustees may determine or at such time as may be legally required.  Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office at a reasonable time before the Trust begins to print and mail its proxy, as determined by the Board of Trustees, to be included in the Target Funds’ proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

C.	LEGAL MATTERS

Certain legal matters in connection with the tax consequences of the Reorganization will be passed upon by Paul, Hastings, Janofsky & Walker LLP.

D.	EXPERTS

The financial statements of the Target Funds for the year ended December 31, 2007, contained in the Funds’ 2007 Annual Report to Shareholders, have been audited by Deloitte and Touche LLP, independent registered public accounting firm, which are incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm given their authority as experts in accounting and auditing.

By Order of the Board of Trustees of Forum Funds

/s/ Velvet R. Regan
Velvet R. Regan, Secretary
March 11, 2008

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ___ day of __________, 2008, by and between Forum Funds (“Forum”), a Delaware  statutory  trust, with its principal place of business at Two Portland Square, Portland, Maine 04101, with respect to the Winslow Green Growth Fund and Winslow Green Solutions Fund, each a separate series of Forum (each an “Acquired Fund” and, collectively, the “Acquired Funds”), and Professionally Managed Portfolios (“PMP”), a Massachusetts business trust, with its principal place of business at 615 East Michigan Street, Milwaukee, Wisconsin 53202, with respect to the Winslow Green Growth Fund and Winslow Green Solutions Fund, each a separate series of PMP (each an “Acquiring Fund” and, collectively, the “Acquiring Funds” and, collectively with the Acquired Funds, the “Funds”).

This Agreement is intended to be, and is adopted as, a Plan of Reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”).  The reorganization will consist of: (i) the transfer of all of the assets of each Acquired Fund attributable to each class of its shares in exchange for shares of beneficial interest, no par value per share, of the corresponding class of shares of the Acquiring Fund (“Acquiring Fund Shares”) as set forth on Schedule A attached hereto; (ii) the assumption by each Acquiring Fund of all known and disclosed liabilities of the corresponding Acquired Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of a class of Acquiring Fund Shares to the shareholders of the corresponding class of shares of the Acquired Fund and the liquidation of each Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).  Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to each Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other Fund or the assets of any other Fund be held liable with respect to the breach or other default by an obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

WHEREAS, each Acquiring Fund and each Acquired Fund are separate series of PMP and Forum, respectively, and PMP and Forum are open-end, registered management investment companies, and each Acquired Fund owns securities that generally are assets of the character in which each Acquiring Fund is permitted to invest;

WHEREAS, each Fund is authorized to issue its shares of beneficial interest;

WHEREAS, the Trustees of Forum have determined that the Reorganization, with respect to each Acquired Fund, is in the best interests of each Acquired Fund’s shareholders and that the interests of the existing shareholders of each Acquired Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF EACH ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF EACH ACQUIRED FUND’S LIABILITIES AND TERMINATION OF EACH ACQUIRED FUND

1.1           THE EXCHANGE.  Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, each Acquired Fund agrees to sell, assign, convey, transfer and deliver all of its assets and known and disclosed liabilities, as set forth in paragraph 1.2, to the corresponding Acquiring Fund.  In exchange, each Acquiring Fund agrees (i) to deliver to the corresponding Acquired Fund in exchange for the net assets attributable to each class of the Acquired Funds shares, a number of Acquiring Fund shares of the corresponding class (including fractional shares, if any) determined by dividing the value of such net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund share of the corresponding class computed in the manner and as of the time and date set forth in paragraph 2.2 and (ii) to assume certain liabilities of the corresponding Acquired Fund, as set forth in paragraph 1.3.  Such transactions shall take place at the closing date provided for in paragraph 3.1 (“Closing Date”).

1.2           ASSETS TO BE ACQUIRED.  The assets of each Acquired Fund to be sold, assigned, transferred and delivered to and acquired by the corresponding Acquiring Fund shall consist of all assets and property of every kind and nature, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, receivables for shares sold and other rights that are owned by the Acquired Fund on the Closing Date, owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date.

Each Acquired Fund has provided the corresponding Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date of such statements.  Each Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities and the payment of normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders.

Each Acquired Fund will, within a reasonable period of time prior to the Closing Date, furnish the corresponding Acquiring Fund with a list of the Acquired Fund’s portfolio securities and other investments.  Each Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the corresponding Acquired Fund with a list of the securities, if any, on the Acquired Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objectives, policies, and restrictions.

1.3           LIABILITIES TO BE ASSUMED.  Each Acquired Fund will endeavor in good faith to discharge all of its known liabilities and obligations to the extent possible prior to the Closing Date.  Each Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the corresponding Acquired Fund prepared on behalf of the Acquired Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period.

1.4           LIQUIDATION AND DISTRIBUTION.  On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”): (a) each Acquired Fund will make a liquidating distribution, pro rata to its shareholders of record of each class of its shares (the “Acquired Fund Shareholders”), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), of all of the corresponding class of the Acquiring Fund Shares received by each Acquired Fund pursuant to paragraph 1.1; and (b) each Acquired Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below.  Such liquidation and distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the corresponding Acquired Fund on the books of each Acquiring Fund to open accounts on the share records of each Acquiring Fund in the name of the Acquired Fund Shareholders, and represent the respective pro rata number of corresponding Acquiring Fund Shares due such shareholders.  The aggregate net asset value of each class of Acquiring Fund shares issued pursuant to this paragraph will equal the aggregate net asset value of the corresponding class of Acquired Fund shares, each as determined on the Valuation Date using the valuation procedures set forth below.  All issued and outstanding shares of each Acquired Fund will simultaneously be canceled on the books of the Acquired Fund.  The Acquiring Funds shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.  Each Acquired Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the corresponding Acquired Fund before the Effective Time (as defined in paragraph 3.1) with respect to Acquired Fund shares that are held of record by each Acquired Fund Shareholder at the Effective Time on the Closing Date.

1.5           OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Funds’ transfer agent.  Shares of each Acquiring Fund will be issued simultaneously to the corresponding Acquired Fund, in an amount equal in value to the NAV of the Acquired Fund’s shares, to be distributed to shareholders of the corresponding Acquired Fund.

1.6           TRANSFER TAXES.  Any transfer taxes payable upon the transfer of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of each Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be transferred.

1.7           REPORTING RESPONSIBILITY.  Any reporting responsibility of the Acquired Funds is and shall remain the responsibility of the Acquired Funds, up to and including the Closing Date, and such later date on which each Acquired Fund is terminated.

1.8           TERMINATION.  As soon as practicable after the Closing Date, the Acquired Funds shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under Delaware law.  After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its dissolution.

ARTICLE II

VALUATION

2.1           VALUATION OF ASSETS. The value of each Acquired Fund’s assets to be acquired by the corresponding Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called a “Valuation Date”), using the valuation procedures set forth in Forum’s Trust Instrument and each Acquired Fund’s then current Prospectus and Statement of Additional Information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2           VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed as of the close of normal trading on the NYSE on the Valuation Date, using the valuation procedures set forth in PMP’s Amended and Restated Agreement and Declaration of Trust and the Acquiring Funds’ then current Prospectus and Statement of Additional Information.

2.3           SHARES TO BE ISSUED.  The number of each class of Acquiring Fund’s shares to be issued (including fractional shares) shall be equal in net asset value to the net asset value of each corresponding class of Acquired Fund’s shares then outstanding.  Upon each Acquired Fund’s liquidating distribution each holder of shares of a class of an Acquired Fund will receive shares of the corresponding class of an Acquiring Fund equal in net asset value to the net asset value of shares held by such holder immediately prior to such liquidating distribution.

2.4           DETERMINATION OF VALUE.  Except with respect to each Acquired Fund’s assets, which shall be valued by Citigroup Fund Services, LLC (“Citigroup”), all computations of value shall be made by U.S. Bancorp Fund Services, LLC, in accordance with its regular practice in pricing the shares and assets of the Acquiring Funds. Each Acquiring Fund and Acquired Fund agree, however, to use all commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Acquiring Funds and those determined in accordance with the pricing policies and procedures of the Acquired Funds.

ARTICLE III

CLOSING AND CLOSING DATE

3.1           CLOSING DATE.  The closing (the “Closing”) will be on or about [May 27, 2008] or such other date(s) as the parties may agree to in writing.  All acts taking place at the Closing shall be deemed to take place immediately prior to the Closing Date unless otherwise provided.  The Closing shall be held as of the close of business (the “Effective Time”) at the offices of [Citigroup, 100 Summer Street, Suite 1500, Boston, MA 02110], or at such other time and/or place as the parties may agree.

3.2           CUSTODIAN’S CERTIFICATE.  The portfolio securities of the Acquired Funds shall be made available by the Acquired Funds to the Acquiring Funds’ custodian, for examination no later than five business days preceding the Closing Date.  Citibank, N.A., as custodian for the Acquired Funds, shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Funds’ portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Funds on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by each Acquired Fund.

3.3           EFFECT OF SUSPENSION IN TRADING.  In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Funds or the Acquired Funds are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Funds or the Acquired Funds is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4           TRANSFER AGENT’S CERTIFICATE.  Citigroup, as transfer agent for the Acquired Funds as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Funds shall issue and deliver or cause U.S. Bancorp Fund Services, LLC, its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of Forum or provide evidence satisfactory to the Acquired Funds that such Acquiring Fund Shares have been credited to the Acquired Funds’ account on the books of the Acquiring Funds.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1           REPRESENTATIONS OF THE ACQUIRED FUNDS.  Forum and each Acquired Fund represent and warrant to PMP and each Acquiring Fund as follows:

(a)  The Acquired Fund is a separate series of a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)  The Acquired Fund is a separate series of a Delaware statutory trust that is registered as an open-end management investment company, and such Delaware statutory trust’s registration with the U.S. Securities and Exchange Commission (the “SEC”) as an investment company under the Investment Company Act of 1940 (the “1940 Act”) is in full force and effect.

(c)  The current prospectus and Statement of Additional Information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)  The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in the violation of any material provision of Forum’s Trust Instrument or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(e)  The Acquired Fund has no material contracts or other commitments (other than this Agreement) that if terminated will result in material liability to the Acquired Fund, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

(f)  Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement.  The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions contemplated herein.

(g)  The financial statements of the Acquired Fund are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of December 31, 2007 in all material respects as of that date, and there are no known contingent liabilities of the Acquired Fund as of that date not disclosed in such statements.

(h)  Since December 31, 2007, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of material indebtedness, except as otherwise disclosed to and accepted by the Acquiring Fund.  For the purposes of this subparagraph (h), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in market value of portfolio securities, or net redemptions shall not constitute a material adverse change.

(i)  At the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to be filed by such date (giving effect to extensions), shall have been filed, and all federal and other taxes shown due on such returns and reports shall have been paid, or provision shall have been made for the payment thereof.  All of the Acquired Fund’s tax liabilities will have been adequately provided for on its books.  To the best of the Acquired Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

(j)  The Acquired Funds will provide their books and records to the Acquiring Funds for purposes of preparing any tax returns required by law to be filed after the Closing Date.

(k)  All issued and outstanding shares of the Acquired Fund are, and at the Closing Date, will be duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund  and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws.  All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in paragraph 3.4.  The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund shares, and has no outstanding securities convertible into any of the Acquired Fund shares.

(l)  At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder.  Upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(m)  The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquired Fund.  Subject to approval by the Acquired Fund’s Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)  The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(o)  From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund’s Shareholders and on the Closing Date, any written information furnished by the Acquired Fund with respect to the Acquired Fund for use in the Proxy Statement/Prospectus (as defined in paragraph 5.7), the Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(p)  The Acquired Fund has elected to qualify and has qualified as a “regulated investment company” (a “RIC”) under the Code as of and since its first taxable period; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a RIC under the Code for its taxable year ending upon the Closing Date.  The Acquired Funds have not at any time since their inception been liable for, and are not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code.  The Acquired Funds have duly filed all federal, state, local and foreign tax returns that are required to have been filed, and all taxes of the Acquired Funds that are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect.  The Acquired Funds are in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder.

(q)  The Acquired Funds’ investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Funds’ Prospectuses, except as previously disclosed in writing to the Acquired Funds.

(r)  The Acquiring Fund Shares to be issued to the Acquired Funds pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Funds’ shareholders as provided in paragraph 1.4.

(s)  No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by Forum, for itself and on behalf of the Acquired Fund, except for the effectiveness of the Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in paragraph 5.2.

4.2           REPRESENTATIONS OF THE ACQUIRING FUNDS.  PMP and each Acquiring Fund represent and warrant to Forum and each Acquired Fund as follows:

(a)           The Acquiring Fund is a separate series of a Massachusetts business trust, duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts.

(b)           The Acquiring Fund is registered as an open-end management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect.

(c)           The current Prospectus and Statement of Additional Information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

(d)           The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result in a violation of any material provision of PMP’s Amended and Restated Agreement and Declaration of Trust or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)           Except as otherwise disclosed in writing to the Acquired Fund and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending, or to its knowledge, threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(f)           There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than those issued to a seed capital investor (which shall be an affiliate of the Acquiring Fund) in order to commence operations of the Acquiring Fund;

(g)           All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund.  The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

(h)           The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(i)           The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(j)           From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by PMP with respect to the Acquiring Fund for use in the Proxy Statement/Prospectus  (as defined paragraph 5.7), the Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(k)           The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(l)           No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Massachusetts law for the execution of this Agreement by PMP, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by PMP, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(m)           The Acquiring Fund intends to qualify as a RIC under the Code and will continue to qualify as a RIC through the end of its first taxable year.

4.3           REPRESENTATIONS OF PMP.  PMP represents and warrants as follows:

(a)           PMP has filed a post-effective amendment to its registration statement on Form N-1A for the purpose of registering the Acquiring Funds under the 1940 Act.

ARTICLE V

COVENANTS

5.1           OPERATION IN ORDINARY COURSE.  Subject to paragraph 8.5, each of the Acquiring Fund and the Acquired Fund will operate their businesses in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and shareholder redemptions in the case of the Acquired Funds.

5.2           APPROVAL OF SHAREHOLDERS.  Forum will call a special meeting of each Acquired Fund’s Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3           ADDITIONAL INFORMATION.  The Acquired Funds will assist the Acquiring Funds in obtaining such information as the Acquiring Funds reasonably requests concerning the beneficial ownership of each Acquired Fund’s shares.

5.4           FURTHER ACTION.  Subject to the provisions of this Agreement, the Acquiring Funds and the Acquired Funds will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5           STATEMENT OF EARNINGS AND PROFITS.  As promptly as practicable, but in any case within sixty days after the applicable Closing Date, the Acquired Funds shall furnish the Acquiring Funds, in such form as is reasonably satisfactory to the Acquiring Funds, a statement of the earnings and profits of the Acquired Funds for federal income tax purposes that will be carried over by the Acquiring Funds as a result of Section 381 of the Code, and which will be reviewed by Deloitte & Touche LLP and certified by Forum’s Treasurer.

5.6           PREPARATION OF FORM N-14 REGISTRATION STATEMENT.  PMP will prepare and file with the SEC a registration statement on Form N-14 (the “Registration Statement”), under the 1933 Act, relating to the Acquiring Fund Shares, which, without limitation, shall include a proxy statement of the Acquired Funds and the prospectus of the Acquiring Funds relating to the transaction contemplated by this Agreement (the “Proxy Statement/Prospectus”) subject to approval of the Acquired Funds’ Board, which shall not be unreasonably withheld.  The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act.  The Acquired Funds will provide the Acquiring Funds with the materials and information necessary to prepare the Proxy Statement/Prospectus for inclusion in the Registration Statement in connection with the meeting of each Acquired Fund’s Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.7           INDEMNIFICATION.

(a)           Each Acquiring Fund (solely out of the Acquiring Fund’s assets and property, including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the corresponding Acquired Fund and the Acquired Fund’s Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund or any of its Trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(b)           Each Acquired Fund (solely out of the Acquired Fund’s assets and property, including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the corresponding Acquiring Fund and the Acquiring Fund’s Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund or any of its Trustees or officers may become subject, insofar as any such loss, claim damage liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUNDS

The obligations of the Acquired Funds to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Funds of all the obligations to be performed by them pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1           All representations, covenants, and warranties of the Acquiring Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of that Closing Date.  The Acquiring Funds shall have delivered to the Acquired Funds a certificate executed in each Acquiring Fund’s name by PMP’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Funds and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Funds shall reasonably request.

6.2           The Acquired Funds shall have received on the Closing Date an opinion from Paul, Hastings, Janofsky and Walker LLP, counsel to PMP, or Massachusetts counsel, dated as of such Closing Date, in a form reasonably satisfactory to the Acquired Funds, covering the following points:

(a)           PMP is a business trust validly existing and in good standing under the laws of The Commonwealth of Massachusetts, and, to such counsel’s knowledge, has the power to own all of its properties and assets and to carry on its business as presently conducted.

(b)           PMP is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the SEC is in full force and effect.

(c)           This Agreement has been duly authorized, executed, and delivered by PMP on behalf of the Acquiring Funds and, assuming due authorization, execution and delivery of this Agreement by the Acquired Funds, is a valid and binding obligation of the Acquiring Funds enforceable against the Acquiring Funds in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(d)           Assuming that a consideration of not less than the net asset value of Acquiring Fund Shares has been paid, Acquiring Fund Shares to be issued and delivered to each Acquired Fund, as provided by this Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Funds has any preemptive rights with respect to Acquiring Fund Shares.

(e)           The Registration Statement has been declared effective by the SEC and to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or The Commonwealth of Massachusetts is required for consummation by the Acquiring Funds of the transactions contemplated herein, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under Massachusetts securities laws.

(f)           The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of PMP’s Amended and Restated Agreement and Declaration of Trust.

(g)           In the ordinary course of such counsel’s representation of the Acquiring Funds, and without having made any investigation, such counsel does not know of any legal or governmental proceedings (only insofar as they relate to the Acquiring Funds) existing on or before the effective date of the Registration Statement or the Closing Date that are required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement that are not described or filed as required.

In this paragraph 6.2, references to the Proxy Statement/Prospectus include and relate to only the text of such Proxy Statement/Prospectus and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

6.3           The post-effective amendment on Form N-1A filed by PMP with the SEC to create the Acquiring Funds has been declared effective by the Commission.

6.4           Subject to Section 6.3 as of the Closing Date with respect to the Reorganization of the Acquired Funds, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the shareholder servicing plan, other fees payable for services provided to the Acquiring Funds, fee waiver or expense reimbursement undertakings, or sales loads of the Acquiring Funds from those fee amounts, undertakings and sales load amounts of the Acquiring Funds described in the Proxy Statement/Prospectus.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS

The obligations of the Acquiring Funds to consummate the transactions provided for herein shall be subject, at its election, to the performance by each Acquired Fund of all the obligations to be performed by each Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1           All representations, covenants, and warranties of each Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date.  Each Acquired Fund shall have delivered to each Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund’s name by Forum’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Funds and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Funds shall reasonably request.

7.2           The Acquiring Funds shall have received on the Closing Date an opinion from Kirkpatrick & Lockhart Preston Gates Ellis LLP, counsel to Forum, dated as of such Closing Date, in a form reasonably satisfactory to the Acquiring Funds, covering the following points:

(a)           Forum Funds is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of Forum Funds, and each Acquired Fund is a separate series of Forum Funds constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of Forum Funds;

(b)           The Agreement has been duly authorized, executed and delivered on behalf of Forum Funds and each Acquired Fund and is the valid and binding obligation of Forum Funds and each Acquired Fund enforceable against Forum Funds and each Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

(c)           Each Acquired Fund has the power to sell, assign, transfer and deliver its assets to be transferred by it under the Agreement, and, upon consummation of the transactions contemplated hereby, each Acquired Fund will have transferred such assets to its corresponding Acquiring Fund;

(d)           The execution and delivery of the Agreement did not, and the performance by Forum Funds and each Acquired Fund of their obligations under the Agreement will not, violate the Declaration of Trust or Bylaws;

(e)           No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Forum Funds and each Acquired Fund of the transactions contemplated by the Agreement, except such as have been obtained;

(f)           There are no legal or governmental proceedings relating to Forum Funds or any Acquired Fund existing on or before the date of mailing of the Prospectus/ Proxy Statement or the Closing Date required to be described in the Form N-14 Registration Statement which are not described as required;

(g)           Forum Funds is registered with the SEC as an investment company under the 1940 Act; and

(h)           To the knowledge of such counsel, except as has been disclosed in writing to PMP, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to Forum Funds or any Acquired Fund or any of their properties or assets or any person whom Forum Funds or any  Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and each of Forum Funds and the Acquired Funds is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

7.3           Each Acquired Fund shall have delivered to each Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of Forum.

7.4           The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President or Vice-President and the Treasurer or any Assistant Treasurer of the Acquired Fund, as to the adjusted tax basis in the hands of the Acquired Funds of the securities delivered to the Acquiring Fund pursuant to this Agreement.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH
ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to each Acquired Fund or each Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1           This Agreement and the transactions contemplated herein, with respect to each Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of such Acquired Fund in accordance with Delaware law and the provisions of Forum’s Trust Instrument and By-Laws.  Neither Acquired Fund shall be obligated to consummate this Agreement and the transactions contemplated hereby if the other Acquired Fund has not obtained the requisite shareholder approval with respect to that Fund.  Certified copies of the resolutions evidencing such approval shall have been delivered to the respective Acquiring Fund.  Notwithstanding anything herein to the contrary, neither the Acquiring Funds nor the Acquired Funds may waive the conditions set forth in this paragraph 8.1.

8.2           On the Closing Date, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.  Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3           All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Funds or the Acquired Funds, provided that either party hereto may waive any such conditions for itself.

8.4           The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued.  To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5           Each Acquired Fund shall have declared and paid a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund’s net investment company taxable income for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on or prior to such Closing Date (after reduction for any capital loss carry forward).

8.6           The parties shall have received a favorable opinion of Paul, Hastings, Janofsky & Walker LLP dated as of the Closing Date and addressed to the Acquiring Funds and Acquired Funds substantially to the effect that for federal income tax purposes with respect to each Acquired Fund:

(a)           The transfer of all of the Acquired Fund’s assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders and the termination of the Acquired Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)           No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund.

(c)           No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to the Acquired Fund’s Shareholders in exchange for such shareholders’ shares of the Acquired Fund.

(d)           No gain or loss will be recognized by the Acquired Fund’s Shareholders upon the exchange of their Acquired Fund shares for Acquiring Fund Shares in the Reorganization.

(e)           The aggregate tax basis for Acquiring Fund Shares received by each of the Acquired Fund’s Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefore by such shareholder.  The holding period of Acquiring Fund Shares to be received by each of the Acquired Fund’s Shareholders will include the period during which the Acquired Fund shares exchanged therefore were held by such shareholder, provided the Acquired Fund shares are held as capital assets at the time of the Reorganization.

(f)           The tax basis of the Acquired Fund’s assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization.  The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

(g)           The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to any applicable conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Such opinion shall be based on customary assumptions and such representations as Paul, Hastings, Janofsky & Walker LLP may reasonably request, and each Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations.  Notwithstanding anything herein to the contrary, neither the Acquiring Funds nor the Acquired Funds may waive the conditions set forth in this paragraph 8.6.

ARTICLE IX

EXPENSES

9.1           Except as otherwise provided for herein, U.S. Bancorp Fund Services, LLC, or an affiliate thereof, shall bear all expenses of the transactions contemplated by this Agreement.  Such expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement/Proxy Statement on Form N-14 under the 1933 Act covering Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (b) postage; (c) printing; (d) accounting fees; (e) audit and legal fees, including reasonable fees for this transaction of the Acquired Funds’ counsel and counsel of the Acquired Funds’ Independent Trustees; and (f) solicitation costs of the transactions.  U.S. Bancorp Fund Services, LLC, or an affiliate thereof, shall remain liable for expenses, regardless of whether the transactions contemplated by this Agreement occur, and this Section 9.1 shall survive the Closing and any termination of this Agreement, pursuant to paragraph 11.1.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL

10.1           PMP, on behalf of the Acquiring Funds, and Forum, on behalf of the Acquired Funds, agrees that neither party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2           The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall survive the consummation of the transactions contemplated hereunder.  The covenants to be performed after the Closing Date, and the obligations of the Acquiring Funds, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

CONFIDENTIALITY

Each Acquiring Fund agrees to treat confidentially and as proprietary information of the other Fund all records and other information, including any information relating to portfolio holdings, of such Fund and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by such Fund (which approval shall not be withheld if the other Fund would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), a Fund may disclose such records and/or information as so approved.

ARTICLE XI

TERMINATION

11.1           This Agreement may be terminated by the mutual agreement of PMP and Forum.  In addition, either PMP or Forum may at its option terminate this Agreement at or prior to the Closing Date due to:

(a)           a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days;

(b)           a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c)           a determination by the party’s Board of Trustees, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the party, and to give notice to the other party hereto.

11.2           In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Funds, the Acquired Funds, PMP, Forum, or the respective Trustees or officers to the other party or its Trustees or officers, but paragraph 9.1 shall continue to apply.

ARTICLE XII

AMENDMENTS

12.1           This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Funds and the Acquiring Funds; provided, however, that following the meeting of each Acquired Fund’s Shareholders called by each Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions to the detriment of such shareholders.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1           The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2           This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3           This Agreement shall be governed by and construed in accordance with the laws of the The Commonwealth of Massachusetts, without giving effect to the conflicts of laws provisions thereof.

13.4           This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5           It is expressly agreed that the obligations of each Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of PMP personally, but shall bind only the trust property of each Acquiring Fund, as provided in the Amended and Restated Agreement and Declaration of Trust of PMP.  The execution and delivery of this Agreement have been authorized by the Trustees of PMP on behalf of the Acquiring Fund and signed by authorized officers of PMP, acting as such.  Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Funds as provided in PMP’s Amended and Restated Agreement and Declaration of Trust.

13.6           It is expressly agreed that the obligations of each Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of Forum personally, but shall bind only the trust property of each Acquired Fund, as provided in the Trust Instrument of Forum.  The execution and delivery of this Agreement have been authorized by the Trustees of Forum on behalf of the Acquired Funds and signed by authorized officers of Forum, acting as such.  Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Funds as provided in Forum’s Trust Instrument.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

PROFESSIONALLY MANAGED PORTFOLIOS, on behalf of
the Acquiring Funds

By:
Name:
Title:           President

FORUM FUNDS, on behalf of the Acquired Funds

By:
Name:
Title:           President

U.S. BANCORP FUND SERVICES, LLC with respect to
Paragraph 9.1 only

By:
Name:
Title:           President

Schedule A

Shareholders of each share class of Acquired Fund will receive shares of the corresponding class of Acquiring Fund:

Forum Fund (Acquired Fund)	PMP Fund (Acquiring Fund)
Winslow Green Growth Fund – Investor Class	Winslow Green Growth Fund – Investor Class
Winslow Green Growth Fund – Institutional Class	Winslow Green Growth Fund – Institutional Class
Winslow Green Solutions Fund – Investor Class	Winslow Green Solutions Fund – Investor Class

APPENDIX B

ADDITIONAL SHAREHOLDER ACCOUNT INFORMATION FOR THE ACQUIRING FUNDS

Pricing of Fund Shares
A Fund’s share price is known as its net asset value (“NAV”).  The NAV is determined by dividing the value of a Fund’s securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding (assets – liabilities / number of shares = NAV).  The NAV takes into account the expenses and fees of a Fund, including management, administration and other fees, which are accrued daily.  A Fund’s share price is calculated as of the close of regular trading (generally 4:00 p.m., Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for business.

All shareholder transaction orders received in good form (as described below under “How to Purchase Shares”) by the Funds’ transfer agent, U.S. Bancorp Fund Services, LLC (“USBFS”), or an authorized financial intermediary by the close of regular trading on the NYSE will be processed at that day’s NAV.  Transaction orders received after the close of regular trading on the NYSE will receive the next day’s NAV.  A Fund does not determine the NAV of its shares on any day when the NYSE is not open for trading, such as weekends and certain national holidays as disclosed in the SAI (even if there is sufficient trading in its portfolio securities on such days to materially affect the NAV per share).  In certain cases, fair value determinations may be made as described below under procedures as adopted by PMP’s Board of Trustees.

Fair Value Pricing
Occasionally, reliable market quotations are not readily available or there may be events affecting the value of foreign securities or other securities held by a Fund that occur when regular trading on foreign or other exchanges is closed, but before trading on the NYSE is closed.  Fair value determinations are then made in good faith in accordance with procedures adopted by PMP’s Board of Trustees.  Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities.  As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes.  If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, a Fund will compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation.  If any significant discrepancies are found, the PMP Trust may adjust its fair valuation procedures.

How to Purchase Shares
Minimum Investments
You may open a Fund account with a minimum initial investment as listed in the table below.

Winslow Green Growth Fund

Minimum Investment	To Open Your Account	To Add to Your Account

Regular Accounts
Investor Class	$5,000	$50
Institutional Class	$250,000	$50
Individual Retirement Accounts (“IRAs”)
Investor Class	$2,000	$50
Institutional Class	$250,000	$50
Accounts with Automatic Investment Plans
Investor Class	$1,000	$50
Institutional Class	$250,000	$50

Winslow Green Solutions Fund

Minimum Investment	To Open Your Account	To Add to Your Account

Regular Accounts
Investor Class	$2,500	$50
Individual Retirement Accounts (“IRAs”)
Investor Class	$2,000	$50
Accounts with Automatic Investment Plans
Investor Class	$1,000	$50

General Purchase Information
You may purchase shares of either Fund by completing an Account Application.  Your order will not be accepted until the completed Account Application is received by a Fund or USBFS.  Account Applications will not be accepted unless they are accompanied by payment in U.S. dollars, drawn on a U.S. financial institution.

The Funds will not accept payment in cash, money orders and cashier’s checks, unless the cashier’s check is in excess of $10,000.  In addition, to prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Funds are unable to accept post-dated checks, post-dated on-line bill pay checks or any conditional order or payment. For individual, sole proprietorship, joint Uniform Gifts to Minors Act (“UGMA”) or Uniform Transfer to Minors Act (“UTMA”) accounts, the check must be made payable to the “Winslow Green Growth Fund” or the “Winslow Green Solutions Fund,” or to one or more owners of the account and endorsed to the applicable Fund. For all other accounts a check must be made payable on its face to the applicable Fund.  If any payment is returned for any reason, a $25 fee will be assessed against your account.  You will also be responsible for any losses suffered by a Fund as a result.

The Funds reserve the right to reject any purchase orders if, in their opinion, it is in a Fund’s best interest to do so.  The Funds also reserve the right to change or waive minimum investment amounts at any time.  Shareholders will be given at least a 30-day notice of any increase in the minimum dollar amount of initial or subsequent investments.

If a Fund does not have a reasonable belief of the identity of a shareholder, the Account Application will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  Each Fund also reserves the right to close the account within five business days if clarifying information/documentation is not received.

Shares of the Funds have not been registered for sale outside of the United States.  The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.  The Funds do not issue share certificates.

PATRIOT Act
The USA PATRIOT Act of 2001 requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts.  When completing a new Account Application, you will be required to supply your full name, date of birth, social security number and permanent street address to assist in verifying your identity.  Mailing addresses containing only a P.O. Box will not be accepted.  Until such verification is made, the Funds may temporarily limit additional share purchases.  In addition, the Funds may limit additional share purchases or close an account if they are unable to verify a shareholder’s identity.  As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase by Mail
To purchase a Fund’s shares by mail, simply complete and sign the Account Application and mail it, along with a check made payable to the applicable fund to:

Regular Mail [Name of Fund] c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery [Name of Fund] c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, Third Floor Milwaukee, WI 53202-5207
Note: The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.

Purchase by Telephone
If you have completed the “Telephone Purchase Authorization” section of the Account Application,  you may purchase additional shares by telephoning the Funds toll free at (___) __________.  You may not make your initial purchase of a Fund’s shares by telephone. Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the Automated Clearing House (“ACH”) network.  You must have banking information established on your account prior to making a purchase.  Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions.  If your order is received prior to 4:00 p.m., Eastern time, shares will be purchased at the NAV next calculated.  For security reasons, requests by telephone will be recorded.  Once a telephone transaction has been placed, it cannot be cancelled or modified.

Purchase by Wire; Initial Investment
If you are making an initial investment in a Fund, before you wire funds, please contact the Funds by phone to make arrangements with a telephone service representative to submit your completed Account Application via mail, overnight delivery or facsimile.  Upon receipt of your completed Account Application, your account will be established and a service representative will contact you within 24 hours to provide you with an account number and wiring instructions.

Once your account has been established, you may then instruct your bank to initiate the wire.  Prior to sending the wire, please call the Funds at (___) __________ to advise them of the wire and to ensure proper credit upon receipt.  Your bank must include both the Fund’s name and your name so that your wire can be correctly applied.

Subsequent Investments
If you are making a subsequent purchase, your bank should wire funds as indicated below.  Before each wire purchase, please contact the Funds to advise of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  It is essential that your bank include the name of the Fund and your account number in all wire instructions.  If you have questions about how to invest by wire, you may call the Funds.  Your bank may charge you a fee for sending a wire to a Fund.

Your bank should transmit funds by wire to:

Wire to:	U.S. Bank, N.A.
ABA Number:	075000022
Credit:	U.S. Bancorp Fund Services, LLC
Account:	112-952-137
Further Credit:	[Name of Fund]
(Shareholder Name/Account Registration)
(Shareholder Account Number)

Wired funds must be received prior to 4:00 p.m., Eastern time, to be eligible for same day pricing.  Neither the Funds nor U.S. Bank, N.A., the Funds’ custodian, is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.  If you have questions about how to invest by wire, you may call the Funds.

Through a Financial Intermediary
You may be able to buy and sell shares of each Fund through certain financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”).  Your order will be priced at the applicable Fund’s NAV next computed after it is received by a Financial Intermediary and accepted by the Fund.  A Financial Intermediary may hold your shares in an omnibus account in the Financial Intermediary’s name and the Financial Intermediary may maintain your individual ownership records.  A Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services.  Financial Intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them.  Financial Intermediaries are responsible for placing your order correctly and promptly with a Fund, forwarding payment promptly, as well as ensuring that you receive copies of the Funds’ Prospectus.  If you transmit your order to these Financial Intermediaries before close of regular trading (generally 4:00 p.m., Eastern time) on each day that the NYSE is open for business, your order will be priced at a Fund’s NAV next computed after it is received by the Financial Intermediary.  Investors should check with their Financial Intermediary to determine if it is subject to these arrangements.

By Internet.  Initial Investment.
You may purchase shares by logging onto the Funds’ website at www.winslowgreen.com and the following the instructions listed below:

▪	Click on “Open an Account Today”;
▪	Be prepared to have the required information to open your new account;
▪	Accept the Terms of the online Account Application;
▪	Complete the online Account Application;
▪
Mail your check to the Fund(s), instruct your financial institution to wire funds, or the Fund(s) will electronically deduct your purchase proceeds from the financial institution you have identified on your Account Application.

Please note that if your account is funded by ACH, then the maximum you can open your account with is $25,000.

Subsequent Investment
You may make subsequent purchases by logging on to the Funds’ website at www.winslowgreen.com and following the instructions listed below:

▪	Click on “Shareholder Access”;
▪	Provide your User ID and password;
▪	Select the Transaction/Purchase menu option;
▪	Follow the instructions provided.

Automatic Investment Plan
For your convenience, the Funds offer an Automatic Investment Plan (“AIP”).  Under the AIP, after you make your initial investment as listed in the table above, you may authorize a Fund to withdraw automatically from your personal checking or savings account an amount that you wish to invest, which must be at least $50 on a monthly or bi-monthly basis.  If you wish to enroll in the AIP, complete the “Automatic Investment Plan” section in the Account Application or call USBFS at (___) ___-____.  In order to participate in the AIP, your bank or financial institution must be a member of the ACH network. The Funds may terminate or modify this privilege at any time.  You may terminate your participation in the AIP at any time by notifying USBFS five days prior to the effective date.  A fee ($25) will be charged if your bank does not honor the AIP draft for any reason.

The AIP is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals.  However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets.  By continually investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high.  Please call (___) ___-____ for additional information regarding the Funds’ AIP.

Special Instructions for Institutional Share Class
The Winslow Green Growth Fund offers Institutional Class shares primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations.  Institutional Class shares may also be offered through certain authorized financial intermediaries and their agents to receive on its behalf purchase and redemption orders (collectively, “Financial Intermediaries”) that charge their customers transaction or other distribution or service fees with respect to their customers’ investments in the Fund.  If you are purchasing shares through a Financial Intermediary, you must follow the procedures established by your Financial Intermediary.  Your Financial Intermediary is responsible for sending your purchase order and wiring payment to USBFS.  Your Financial Intermediary holds the shares in your name and receives all confirmations of purchases and sales.  Financial Intermediaries placing orders for themselves or on behalf of their customers should call the Funds toll free at (___) ___-____, or follow the instructions below under “Investing by Telephone,” “Purchase by Mail” and “Purchase by Wire.”

Institutional Class shares of the Fund are purchased or redeemed at their NAV per share next calculated after your purchase order and payment or redemption order is received by the Fund, less any applicable redemption fees.  If you place an order for Fund shares through an authorized Financial Intermediary, the Fund will be deemed to have received a purchase or redemption order when the authorized Financial Intermediary receives the order.  The Financial Intermediary must send to USBFS immediately available funds in the amount of the purchase price in accordance with USBFS’ instructions.  If payment is not received within the time specified, USBFS may rescind the transaction and the Financial Intermediary will be held liable for any resulting fees or losses.  For more information about your Financial Intermediary’s rules and procedures and whether your Financial Intermediary has been authorized by the Funds to receive purchase and redemption orders on their behalf, you should contact your Financial Intermediary directly.

How to Redeem Shares
In general, orders to sell or “redeem” shares may be placed either directly with the Funds or with the same Financial Intermediary that placed the original purchase order in accordance with the procedures established by that Financial Intermediary.  Your financial institution is responsible for sending your order to USBFS and for crediting your account with the proceeds.  You may redeem part or all of a Fund’s shares on any business day that the Fund calculates its NAV.  To redeem shares with a Fund, you must contact the Fund either by mail or by phone to place a redemption order.  You should request your redemption prior to market close to obtain that day’s closing NAV.  Redemption requests received after the close of the NYSE will be treated as though received on the next business day.

By Mail
You may redeem a Fund’s shares by simply sending a written request to the Fund.  Please provide the Fund’s name, your name, account number and state the number of shares or dollar amount you would like redeemed.  The letter should be signed by all shareholders whose names appear on the account registration and include a signature guarantee, if applicable.  Redemption requests will not become effective until all documents have been received in good form by a Fund.  Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions, or trust documents indicating proper authorization).  Shareholders should contact the Funds for further information concerning documentation required for redemption of Fund shares.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to a 10% withholding tax.

You should send your redemption request to:

Regular Mail [Name of Fund] c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery [Name of Fund] c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, Third Floor Milwaukee, WI 53202-5207

Note: The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.

By Telephone or Wire
You may redeem a Fund’s shares by telephone by completing the “Redemption by Telephone” portion of the Account Application.  You may also request telephone redemption privileges after your account is opened by calling the Funds at (___) _________.  If you have a retirement account, you may not redeem shares by telephone.  You may have difficulties in making a telephone redemption during periods of abnormal market activity.  If this occurs, you may make your redemption request in writing.

You may redeem shares for amounts up to $50,000, but with a minimum of $2,500, by calling the Funds at (___) _________ prior to the close of trading on the NYSE, generally 4:00 p.m., Eastern time.  Redemption proceeds will be sent on the next business day to the mailing address that appears on a Fund’s records.  Per your request, redemption proceeds may be wired or may be sent by electronic funds transfer via the ACH network to your pre-designated bank account.  The minimum amount that may be wired is $2,500.  You will not incur any charge when proceeds are sent via the ACH network; however, most ACH transfers require two days for the bank account to receive credit.  Telephone redemptions cannot be made if you notify USBFS of a change of address within 15 days before the redemption request.

Prior to executing instructions received to redeem shares by telephone, the Funds will use reasonable procedures to confirm that the telephone instructions are genuine.  The telephone call may be recorded and the caller may be asked to verify certain personal identification information.  If the Funds or their agents follow these procedures, they cannot be held liable for any loss, expense, or cost arising out of any telephone redemption request that is reasonably believed to be genuine.  This includes any fraudulent or unauthorized request.  The Funds may change, modify or terminate these privileges at any time upon at least a 60-day notice to shareholders.

Through a Financial Intermediary
You may redeem a Fund’s shares through your Financial Intermediary.  Redemptions made through a Financial Intermediary may be subject to procedures established by that institution.  Your Financial Intermediary is responsible for sending your order to a Fund and for crediting your account with the proceeds.  For redemption through Financial Intermediaries, orders will be processed at the NAV per share next effective after receipt of the order.  Please keep in mind that your Financial Intermediary may charge additional fees for its services.

By Internet
You may redeem your shares by Internet unless you declined Internet redemption privileges on your Account Application. You may be responsible for any unauthorized Internet order as long as USBFS has taken reasonable measures to verify that the order is genuine. Internet transactions require a user ID and password. Overnight mail redemption orders will receive the redemption price as of the day that the order is received if such day is a business day or the first business day following the date of receipt.

Systematic Withdrawal Program
As another convenience, you may redeem a Fund’s shares through the Funds’ Systematic Withdrawal Program (“SWP”).  Under the SWP, shareholders or their brokers may request that a check drawn in a predetermined amount be sent to them each month or calendar quarter.  In order to participate in the SWP, your account balance must be at least $100,000 and each withdrawal amount must be for a minimum of $2,500 each month or quarter.  If you elect this method of redemption, a Fund will send a check directly to your address of record, or will send the payment directly to your bank account via electronic funds transfer through the ACH network.  For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account.  The SWP may be terminated or modified by a shareholder or a Fund at any time without charge or penalty.  You may also elect to terminate your participation in this program at any time by contacting a Fund sufficiently in advance of the next withdrawal.

A withdrawal under the SWP involves a redemption of shares of a Fund, and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.  To establish the SWP, complete the “Systematic Withdrawal Plan” section of a Fund’s Account Application.  Please call (___) _________ for additional information regarding the Funds’ SWP.

Internet Transaction Policy and Electronic Delivery
Internet Transactions
You may open a Fund account as well as purchase, sell, or exchange Fund shares online at www.winslowgreen.com.  Establishing an account online is permitted only for individual, IRA, joint and UGMA/UTMA accounts. If you conduct transactions or open an account online, you are consenting to sending and receiving personal financial information over the Internet.

Electronic Delivery
Consistent with the Funds’ commitment to environmental sustainability, you may sign up to receive prospectuses, supplements and Annual and Semi-Annual Reports electronically on www.winslowgreen.com.  You may change your delivery preference and resume receiving these documents through the mail at any time by updating your electronic delivery preferences on www.winslowgreen.com or contacting the Funds at (___) ___-____.

Account and Transactions Policies
Before selling recently purchased shares, please note that if USBFS has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 15 days from the purchase date.

Low Balance Accounts
Investor Class
Each Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $2,500, ($1,000 for IRAs) other than as a result of market fluctuations.  The Funds will provide shareholders with written notice 30 days prior to redeeming the shareholder’s account.  If you do not bring your total account balance up to $2,500 ($1,000 for IRAs) within 60 days, a Fund may sell your shares and send you the proceeds.

Institutional Class
Each Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $200,000 other than as a result of market fluctuations.  The Funds will provide shareholders with written notice 30 days prior to redeeming the shareholder’s account.  If you do not bring your total account balance up to $200,000 within 60 days, a Fund may sell your shares and send you the proceeds.

Redemption In-Kind
Each Fund reserves the right to pay redemption proceeds to you in whole or in part by a distribution of securities from a Fund’s portfolio (a “redemption in-kind”).  It is not expected that a Fund would do so except during unusual conditions.  If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.

Signature Guarantees
Signature guarantees can be obtained from banks and securities dealers, but not from a notary public.  USBFS may also require a signature guarantee for certain other redemption requests.  A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions.  A signature guarantee of each owner is required in the following situations:

•	If ownership is changed on your account;
•	When redemption proceeds are sent to any person, address or bank account not on record;
•	Any redemption transmitted by federal wire transfer to a bank other than the bank of record;
•	If a change of address request has been received by USBFS within the last 15 days;
•	For all redemptions in excess of $50,000 from any shareholder account; and
•	When establishing or modifying certain services on an account.

In addition to the situations described above, the Funds and/or USBFS reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.  Signature guarantees will be generally accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchanges Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).  A notary public is not an acceptable signature guarantor.

Exchanging Shares
You may exchange all or a portion of your investment from one Fund to any other Winslow Fund of the same share class, by mail, telephone or the Internet unless you declined telephone or Internet redemption privileges on your Account Application.  Any new account established through an exchange will be subject to the minimum investment requirements described above.  Exchanges will be executed on the basis of the relative NAV of the shares exchanged.  An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss.  Additionally, an exchange will be considered a sale of shares for the purpose of assessing redemption fees.  See the “Redemption Fees” section for additional information.  Not all funds available for exchange may be available for purchase in your state.  Please contact USBFS regarding the funds available for exchange in your state.  You may make exchanges only between identically registered accounts (name(s), address and taxpayer ID number).  Call the Funds at (___) ___-____ to learn more about exchanges.

Shareholder Servicing Plan – Investor Class
The Trust has adopted a Shareholder Servicing Plan on behalf of the Funds’ Investor Share class.  Under the Plan each Fund is authorized to pay the Fund’s Adviser an annual shareholder servicing fee of 0.25% of the Investor Class’s average daily net assets.  The Adviser uses this fee to finance certain activities related to servicing and maintaining shareholder accounts.

Exchange/Redemption Fee
Each Fund is intended for long-term investors.  Short-term “market-timers” that engage in frequent purchases and redemptions can disrupt a Fund’s investment program and create additional transaction costs that are borne by the Funds’ shareholders.  For these reasons, each Fund will assess a 2.00% fee on the redemption of Fund shares held for less than 90 days.  The redemption fee is deducted from your proceeds and retained by a Fund for the benefit of long-term shareholders.  The first-in, first-out (“FIFO”) method is used to determine the 90 day holding period.  The FIFO method states that if a shareholder purchases shares on different days, the shares he/she held the longest will be redeemed first for purposes of determining whether the redemption fee applies.  This fee does not apply to (1) shares purchased through reinvested dividends or capital gains; (2) Fund redemptions under the Funds’ SWP; or (3) the involuntary redemption of low balance accounts.  Each Fund reserves the right to change the terms and amount of this fee upon at least a 60-day notice to shareholders.

Although each Fund has the goal of applying this redemption fee to most redemptions of shares held for less than 90 days, a Fund may not always be able to track short-term trading effected through Financial Intermediaries in non-disclosed or omnibus accounts.  While the Funds have entered into Information Sharing Agreements with such Financial Intermediaries as described under “Tools to Combat Frequent Transactions” which contractually require such Financial Intermediaries to provide the Funds with information relating to their customers investing in the Funds through non-disclosed or omnibus accounts, the Funds cannot guarantee the accuracy of the information provided to them from Financial Intermediaries and may not always be able to track short-term trading effected, through these Financial Intermediaries.  In addition, because the Funds are required to rely on information from the Financial Intermediary as to the applicable redemption fee, the Funds cannot ensure that the Financial Intermediary is always imposing such fee on the underlying shareholder in accordance with the Funds’ policies.

Tools to Combat Frequent Transactions
The Board has adopted a policy regarding excessive trading.  Each Fund discourages excessive, short-term trading and other abusive trading practices and aFund may use a variety of techniques to monitor trading activity and detect abusive trading practices.  Each Fund takes steps to reduce the frequency and effect of these activities in a Fund.  These steps may include, among other things, monitoring trading activity, imposing redemption fees, and using fair value pricing, under procedures as adopted by the Board, when the Adviser determines current market prices are not readily available.  As approved by the Board, these techniques may change from time to time as determined by the Funds in their sole discretion.

In an effort to discourage abusive trading practices and minimize harm to a Fund and its shareholders,each Fund reserves the right, in its sole discretion, to reject any purchase order or exchange request, in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Fund shares is believed by the Adviser to be harmful to a Fund) and without prior notice.  The Funds may decide to restrict purchase and sale activity in their shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect the Fund performance.  Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.  The Funds seek to exercise their judgment in implementing these tools to the best of their ability in a manner that they believe is consistent with shareholder interests.  Except as noted in the Prospectus, the Funds apply all restrictions uniformly in all applicable cases.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions each Fund handles, there can be no assurance that a Fund’s efforts will identify all trades or trading practices that may be considered abusive.  In particular, since the Funds receive purchase and sale orders through Financial Intermediaries that use group or omnibus accounts, the Funds cannot always detect frequent trading.  However, each Fund will work with Financial Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades.  In this regard, the Funds have entered into Information Sharing Agreements with Financial Intermediaries pursuant to which these Financial Intermediaries are required to provide to the Funds, at the Funds’ request, certain information relating to their customers investing in the Funds through non-disclosed or omnibus accounts.  The Funds will use this information to attempt to identify abusive trading practices.  Financial Intermediaries are contractually required to follow any instructions from the Funds to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Funds’ policies.  However, the Funds cannot guarantee the accuracy of the information provided to it from Financial Intermediaries and cannot ensure that it will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts.  As a consequence, a Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

Distributions

The Funds will make distributions of dividends and capital gains, if any, at least annually, typically in December.  A Fund may make an additional payment of dividends or distributions if it deems it desirable at another time during any year.

All distributions will be reinvested in Fund shares unless you choose one of the following options:

(1) receive dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or
(2) receive all distributions in cash.

If you wish to change your distribution option, write to USBFS in advance of the payment date of the distribution.

If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in the shareholder’s account at the Fund’s then current NAV and to reinvest all subsequent distributions.

Taxes

The Funds intend to make distributions of dividends and capital gains.  Dividends are taxable to shareholders as ordinary income or qualified dividend income.  The rate you pay on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long you owned your Fund shares.  You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

By law, the Funds must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs a Fund to do so.

If you sell your Fund shares, it is considered a taxable event for you.  Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction.  You are responsible for any tax liabilities generated by your transaction.

As required by U.S. Treasury Regulations governing tax practice, you are hereby advised that any written tax advice contained herein was not written or intended to be used (and cannot be used) by any taxpayer for the purpose of avoiding penalties that may be imposed under the Internal Revenue Code.  The advice was prepared for the Funds.  Any person reviewing this discussion should seek advice based on such person’s particular circumstances from an independent tax advisor.

APPENDIX C

COMPARISON OF BUSINESS STRUCTURE AND ORGANIZATIONAL DOCUMENTS

The following is only a discussion of certain principal differences between the governing documents for the Forum Funds, a Delaware statutory trust (the “Trust”) of which the Target Funds are both series and Professionally Managed Portfolios, a Massachusetts business trust (“PMP”) of which the Acquiring Funds are both series, and is not a complete description of the Trust or PMP’s governing documents.

Organization and Capital Structure

The Trust is a Delaware statutory trust (a “DST”).  A DST is an unincorporated association organized under the Delaware Statutory Trust Act (the “Delaware Act”).  The Trust’s operations are governed by its Trust Instrument (the “DE Declaration”) and its By-Laws (its “DE By-Laws”), and its business and affairs are managed under the supervision of its Board of Trustees.

The Trust’s shares of beneficial interest are issued without par value. Each DE Declaration authorizes an unlimited number of shares, which may be divided into separate and distinct series or classes. These series and classes will have the rights, powers and duties set forth in each DE Declaration or as specified in resolutions of the Trust’s Board of Trustees. The Trust’s series and classes are identical to those of PMP.

PMP is a Massachusetts business trust (an “MBT”).  An MBT is an unincorporated business association organized under a Massachusetts statute governing business trusts (the “Massachusetts Statute”). Like a DST, PMP’s operations are governed by its Declaration of Trust (the “MA Declaration”) and its By-Laws (the “MA By-Laws”), both as they may have been amended from time to time. The business and affairs of PMP are managed under the supervision of its Board of Trustees.

The shares of beneficial interest of the Acquiring Funds each have no par value. Each MA Declaration authorizes an unlimited number of shares, which may be divided into separate and distinct series or classes.

Meetings of Shareholders and Voting Rights

The Delaware Act does not require annual shareholders’ meetings. Each set of DE By-Laws authorizes the calling of a shareholders’ meeting by the Board, the chairperson of the Board or the president of the Trust to take action on any matter deemed necessary or desirable by the Board of Trustees. A shareholder meeting for the purpose of electing trustees may also be called by the chairperson of the Board of Trustees, and shall be called by the president or any vice-president at the request of holders of 10% or more of the outstanding shares if the requesting shareholders pay the reasonably estimated cost of preparing and mailing the notice. No meeting may be called at the request of shareholders to consider any matter that is substantially the same as a matter voted upon at a shareholders’ meeting held during the preceding twelve (12) months, unless requested by holders of a majority of all outstanding shares entitled to vote at such meeting.

The DE Declaration generally provides that each full share of a Target Fund is entitled to one vote and each fractional share is entitled to a fractional vote. All shares of a Target Fund entitled to vote on a matter shall vote in the aggregate without differentiation between shares of separate series or classes. With respect to any matter that affects only the interests of some but not all series or classes, or where otherwise required by the 1940 Act, only the shareholders of the affected series or classes shall be entitled to vote on the matter.

The DE Declaration provides that one-third (33.3%) of the outstanding shares of a series or class as applicable, entitled to vote at a meeting, which are present in person or represented by proxy, shall constitute a quorum at the meeting, except when there is a legal requirement for a larger quorum. Subject to any legal requirements for a different vote, in all matters other than the election of trustees, shareholders may approve a proposal by a majority of votes cast. Trustees are elected by a plurality of votes cast. Where a separate vote by series or class is required, these voting requirements apply to those separate votes. There is no cumulative voting for any matter.

Neither the MA Declaration nor the MA By-Laws require the Acquiring Funds to hold an annual shareholders’ meeting. Rather, each Acquired Trust’s Board of Trustees decides whether and when shareholder meetings will be held.

The MA Declaration provides that, except when a larger quorum is required by applicable law, 40% of the outstanding shares entitled to vote shall constitute a quorum at a shareholders’ meeting. The MA Declaration provides that shareholders are entitled to one vote for each whole share that they own, and a proportionate fractional vote for each fractional share that they hold. Shareholders shall vote separately by series, except to the extent required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when its trustees have determined that the matter affects only the interests of shareholders of some, but not all, series of shares, in which case only the shareholders of the affected series shall be entitled to vote. Subject to the foregoing requirements for voting shares separately by series, when a quorum is present at a meeting, a majority of the shares voted shall decide any questions and a plurality of votes shall elect a trustee, except when a larger vote is required by any provision of an Acquired Trust’s governing documents or by applicable law.

The MA Declaration provides that shareholders shall have the power to vote only on: (1) the election of trustees; (2) whether or not a court action should be brought derivatively or as a class action on behalf of the PMP or the shareholders; (3) the termination of PMP or any of its series; or (4) such additional matters as may be required by the MA Declaration, the MA By-Laws, PMP’s registration with the U.S. Securities and Exchange Commission, any state or as the trustees may consider necessary or desirable.

Liability of Shareholders

Consistent with the Delaware Act, the DE Declaration provides that no Target Fund shareholder, as such, shall be subject to any personal liability whatsoever to any person in connection with the property, acts, obligations or affairs of the Trust or any series.

The Massachusetts Statute does not include an express provision relating to the limitation of liability of the beneficial owners of an MBT. The MA Declaration provides that no shareholder shall be subject to any personal liability whatsoever to any person in connection with property of its Acquiring Fund or the acts, obligations or affairs of PMP. The MA Declaration further provides that, if any shareholder is made a party to any suit or proceeding to enforce any such liability of an Acquiring Fund, he or she shall not be held to any personal liability. PMP shall indemnify and hold each shareholder harmless from and against all claims and liabilities to which such shareholder may become subject by reason of being or having been a shareholder, and shall reimburse the shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability.

Liability Among Series

The DE Declaration also provides that each series of the Trust shall be separate and distinct from any other series of the Trust and shall hold and account for the assets and liabilities belonging to any series separately from the assets and liabilities of the Trust or any other series. Each class of a series of the Trust shall be separate and distinct from any other class of that series.

The Massachusetts Statute does not contain statutory provisions addressing series or class liability with respect to multi-series or multi-class investment companies. The MA Declaration provides that the assets and liabilities of a particular series shall be separate from any other series. All persons extending credit to, contracting with, or having any claim against a particular series of an Acquiring Fund shall look only to the assets of that particular series for payment of the credit, contract or claim.

Dividends and Distributions

The DE Declaration provides that the shareholders of any series or class of its Trust shall be entitled to receive dividends and distributions when, if and as declared by its Board of Trustees. The right of the Trust’s shareholders to receive dividends or other distributions on shares of any class may be set forth in a plan adopted by the Trust’s Board of Trustees pursuant to the 1940 Act. The MA Declaration provides that each shareholder of a series is entitled to receive a series’ distributions of income and capital gains in the manner, at the time and on the terms set by its Board of Trustees. For both MBTs and DSTs, dividends and distributions may be paid in cash, kind or in shares of the respective Trust, and the respective Boards may retain such amounts as they may deem necessary or desirable for the conduct of the respective Trust’s affairs.

Election of Trustees; Terms; Removal

Under the DE Declaration, each trustee of shall hold office for the earlier of (1) the lifetime of the Trust; (2) the trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve; or (3) the next meeting of shareholders called for the purpose of electing trustees and the election and qualification of his or her successor. Under the DE Declaration, any Trustee may be removed at any time by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective.

The MA Declaration provides that, each Trustee shall serve during the continued lifetime of PMP until he dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and his successor.

There is no cumulative voting for the election of trustees of the MBTs or DSTs. The governing instruments for both the MBTs and DSTs provide a mechanism for the respective Boards to fill vacancies.

Liability of Trustees and Officers; Indemnification

The DE Declaration provides that any person who is or was a trustee, officer, employee or other agent of the Trust shall be liable to the Trust and its shareholders only for (1) any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, or (2) the person’s own Disqualifying Conduct. Except in these instances, these persons shall not be responsible or liable for any act or omission of any other agent of the Trust or its investment adviser or principal underwriter to the fullest extent that limitations of liability are permitted by the Delaware Act. Moreover, except in these instances, none of these persons, when acting in their respective capacity as such, shall be personally liable to any other person, other than the Trust or its shareholders, for any act, omission or obligation of the Trust or any trustee thereof.

The Trust shall indemnify, to the fullest extent permitted under applicable law, any of these persons who are a party to any proceeding because the person is or was an agent of the Trust. These persons shall be indemnified against any expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the proceeding if the person acted in good faith or, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. The termination of any proceeding by judgment, settlement or otherwise shall not in itself create a presumption that the person did not act in good faith or that the person had reasonable cause to believe that the conduct was unlawful. There shall nonetheless be no indemnification for a person’s own Disqualifying Conduct.

The Massachusetts Statute does not include an express provision limiting the liability of the trustees of an MBT. The MA Declaration provides that no trustee, officer, employee or agent of PMP shall be subject to any personal liability whatsoever, except that the trustees are not protected from any liability to which they may be subject as a result of their bad faith, willful misfeasance, gross negligence or reckless disregard in discharging their duties to PMP or its shareholders (“Disqualifying Conduct”). Claimants may only look to the property of PMP or the appropriate series for satisfaction of claims arising in connection with the affairs of PMP. If any trustee, officer, employee or agent of PMP is made a party to any suit or proceeding to enforce any such claim, he or she shall not be held to any personal liability.

The MA Declaration provides that every person who is, or has been, a trustee or officer of PMP shall be indemnified by PMP to the fullest extent permitted by law. This indemnification covers all liability and expenses reasonably incurred or paid in connection with any proceeding in which he or she becomes involved because of being or having been a trustee or officer. The MA By-Laws further provide, however, that no indemnification shall be provided to a trustee or officer: (1) for any liability to the Acquired Trust or the shareholders arising from Disqualifying Conduct; (2) for any matter where the trustee or officer has been finally adjudged to be liable in the performance of his or her duty to the Acquired Trust unless a legal determination has been made that the person was not liable because he or she engaged in Disqualifying Conduct; or (3) in the event of a settlement resulting in a payment by a trustee or officer, unless there has been a determination that the trustee or officer did not engage in Disqualifying Conduct.

Preemptive, Dissenter’s and Other Rights

The DE Declaration provides that no shareholder shall have any preemptive or other right to subscribe for new or additional authorized but unissued shares or other securities issued by the Trust or any series thereof.  The MA Declaration provides that PMP shareholders are not entitled to any preference, preemptive, appraisal, conversion or exchange rights.

Amendments to Organizational Documents

The MA Declaration may be amended by an instrument in writing signed by a majority of the trustees. The MA By-Laws may be amended or repealed, or new MA By-Laws may be adopted, by: (1) the vote of a majority of the outstanding shares; or (2) the PMP’s Board of Trustees, subject to the right of shareholders.

The DE Declaration may be amended or restated at any time by a written instrument signed by a majority of the Trust’s Board of Trustees and, if legally required, by approval of the amendment by shareholders. The DE By-Laws may be amended, restated or repealed or new By-Laws may be adopted by a majority of the Trust’s Board of Trustees.

Inspection Rights

The DE By-Laws provides that, the Trustees shall determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Trust or any of them shall be open to the inspection of the shareholder; and no shareholder shall have any right to inspect any account or book or document of the Trust except as conferred by law or otherwise by the Trustees or by resolution of the shareholders.

The MA By-Laws provides that the minutes and accounting books and records shall be open to inspection upon the written demand of any shareholder at any reasonable time during regular business hours for a purpose reasonably related to the shareholder’s interests.

Dissolution and Termination

Under the DE Declaration, the Trust, or one of its series or classes established before May 1, 1999, may, subject to a majority shareholder vote of each series affected, sell or convey all of its assets to another trust or series or may convert all of its assets to cash and liquidate.  For series or classes established after May 1, 1999, the Trustees may determine to terminate the operations of the series or class in their discretion.  When the Trust or one of its series has dissolved, its Board shall pay or make reasonable provision to pay all known claims and obligations, including those that are contingent, conditional and unmatured. The DE Declaration further provides that any remaining assets of the dissolved Trust or series shall be distributed to the shareholders, as applicable, ratably according to the number of outstanding shares of the respective Trust or series held of record by the shareholders on the dissolution distribution date.

The MA Declaration provides that PMP or any of its series may be terminated by: (1) the affirmative vote of the "majority of the outstanding voting securities" (as the quoted phrase is defined in the 1940 Act) of the Trust or series, as applicable; or (2) by the trustees by written notice to shareholders. After termination of PMP or any series and any final distribution to shareholders, the Board of Trustees must wind up the affairs of PMP or the series.

Derivative Actions

Under the Delaware Act, a shareholder may bring a derivative action if trustees with authority to do so have refused to bring the action or if a demand upon the trustees to bring the action is not likely to succeed.  A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and (1) was a shareholder at the time of the transaction complained about, or (2) acquired the status of shareholder by operation of law or the Trust’s governing instrument from a person who was a shareholder at the time of the transaction.  The Massachusetts Statute does not contain statutory provisions regarding shareholder derivative actions.  Neither the DE Declaration nor the MA Declaration specifically addresses derivative actions.

STATEMENT OF ADDITIONAL INFORMATION

WINSLOW GREEN GROWTH FUND
WINSLOW GREEN SOLUTIONS FUND

Investor Shares
Institutional Shares

March 11, 2008
Investment Adviser:

Winslow Management Company, LLC
99 High Street, 12th Floor
Boston, Massachusetts 02110
(888) 314-9049
www.winslowgreen.com

This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the Proxy Statement/Prospectus dated March 11, 2008, for the Investor Class and Institutional Class shares of the Winslow Green Growth Fund and the Investor Class of the Winslow Green Solutions Fund, (each a “Fund” and collectively, the “Funds”), advised by Winslow Management Company, LLC (the “Adviser”), each a series of Professionally Managed Portfolios (the “Trust”). Copies of the Funds’ Proxy Statement/Prospectus for the Investor Class and Institutional Class Shares are available by calling the above number.

The Funds are newly-created funds.  The Winslow Green Growth Fund and the Winslow Green Solutions Fund, series of Forum Funds, each with identical investment objectives, policies and strategies as the Funds, are expected to reorganize into each respective Fund on or about May 27, 2008.

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TABLE OF CONTENTS

THE TRUST	3
INVESTMENT OBJECTIVE AND POLICIES	3
Equity Securities.	4
Foreign Investments.	5
Repurchase Agreements.	12
Other Registered Investment Companies.	13
Illiquid Securities.	13
Restricted Securities.	13
Short-Term Investments.	17
INVESTMENT RESTRICTIONS	25
PORTFOLIO TURNOVER	27
PORTFOLIO HOLDINGS INFORMATION	27
TRUSTEES AND EXECUTIVE OFFICERS	29
CODES OF ETHICS	32
PROXY VOTING POLICIES	32
CONTROL PERSONS, PRINCIPAL SHAREHOLDERS	33
THE FUNDS’ INVESTMENT ADVISER	33
Portfolio Managers.	34
SERVICE PROVIDERS	36
Administrator, Transfer Agent and Fund Accountant.	36
Custodian.	36
Independent Registered Public Accounting Firm and Legal Counsel.	36
EXECUTION OF PORTFOLIO TRANSACTIONS AND BROKERAGE	36
CAPITAL STOCK	38
SHAREHOLDER SERVICING PLAN	38
DETERMINATION OF NET ASSET VALUE	39
PURCHASE AND REDEMPTION INFORMATION	40
DISTRIBUTIONS AND TAX INFORMATION	42
DISTRIBUTOR	44
MARKETING AND SUPPORT PAYMENTS	44
FINANCIAL STATEMENTS	46
APPENDIX A	47
APPENDIX B - PROXY VOTING POLICY	48

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THE TRUST

The Trust is a Massachusetts business trust organized on February 24, 1987 and is registered with the SEC as an open-end management investment company.  The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board”) to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series.  The Trust consists of various series that represent separate investment portfolios.  The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series.  This SAI relates only to the Funds.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations.  However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust.

The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Funds’ assets for any shareholder held personally liable for obligations of the Funds or the Trust.  The Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Funds or the Trust and satisfy any judgment thereon.  All such rights are limited to the assets of the Funds.  The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities.  However, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust’s total assets.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and a Fund itself is unable to meet its obligations.

The SEC is not involved in the supervision or management of the Funds.  The Funds’ Proxy Statement/Prospectus and this SAI is a part of the Trust’s Registration Statement filed with the SEC.  Copies of the Trust’s complete Registration Statement may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at www.sec.gov.

INVESTMENT OBJECTIVE AND POLICIES

Each Fund is diversified.  This means that as to 75% of a Fund’s total assets (1) no more than 5% may be in the securities of a single issuer, and (2) it may not hold more than 10% of the outstanding voting securities of a single issuer.  Under applicable federal laws, the diversification of a mutual fund’s holdings is measured at the time the fund purchases a security.

The investment objective of the Winslow Green Growth Fund is to seek capital appreciation through environmentally responsible investing.  The investment objective of the Winslow Green Solutions Fund is to seek capital appreciation through investing in companies providing green solutions.  The following information supplements the discussion of the Funds’ investment objective and policies as set forth in the Proxy Statement/Prospectus.  There is no assurance that the Funds’ will achieve their investment objective.

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Equity Securities.
Common stocks, preferred stocks and convertible securities are examples of equity securities in which the Funds may invest.  All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time.  Historically, the equity markets have moved in cycles and the value of the securities in the Funds’ portfolios may fluctuate substantially from day to day.  Owning an equity security can also subject the Funds to the risk that the issuer may discontinue paying dividends.

To the extent a Fund invests in the equity securities of small- and medium-sized companies, it will be exposed to the risks of small- and medium-sized companies.  Small- and medium-sized companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies.  Furthermore, those companies often have limited product lines, or services, markets, or financial resources, or are dependent on a small management group.  In addition, because these stocks may not be well-known to the investing public, do not have significant institutional ownership and are typically followed by fewer security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies.  Adverse publicity and investor perceptions, whether based on fundamental analysis, can decrease the value and liquidity of securities held by a Fund.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.

Common Stock.
A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions.  In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which a Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock.  It is possible that all assets of that company will be exhausted before any payments are made to a Fund.

Preferred Stock.
Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets.  A preferred stock is a blend of the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Convertible Securities.
Convertible securities (such as debt securities or preferred stock) may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged.  While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.  In addition to the general risk associated with equity securities discussed above, the market value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.  While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

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Each Fund may invest up to 10% of its assets in convertible securities.

Warrants and Rights.
Each Fund may invest a portion of its assets in warrants and stock rights.

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price.  Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend.  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

A stock right is an option given to a shareholder to buy additional shares at a predetermined price during a specified time.

Each Fund will limit its purchases of warrants to not more than 10% of the value of its total assets.  Each Fund may also invest up to 10% of its total assets in stock rights.

Foreign Investments.
The Funds may invest in securities of foreign issuers that are not publicly traded in the United States. The Funds may also invest in American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”) and foreign securities traded on a national securities market, and purchase and sell foreign currency on a spot basis.

Investing in foreign securities involves certain risks not ordinarily associated with investments in securities of domestic issuers.  Foreign securities markets have, for the most part, substantially less volume than the U.S. markets and securities of many foreign companies are generally less liquid and their prices more volatile than securities of U.S. companies.  There is generally less government supervision and regulation of foreign exchanges, brokers and issuers than in the U.S.  The rights of investors in certain foreign countries may be more limited than those of shareholders of U.S. issuers and a Fund may have greater difficulty taking appropriate legal action to enforce its rights in a foreign court than in a U.S. court.  Investing in foreign securities also involves risks associated with government, economic, monetary, and fiscal policies (such as the adoption of protectionist trade measures), possible foreign withholding taxes on dividends and interest payable to a Fund, possible taxes on trading profits, inflation, and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Furthermore, there is the risk of possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign government restrictions such as exchange controls.  Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers and as a result, there may be less publicly available information on such foreign issuers than is available from a domestic issuer.

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In addition, a Fund may invest in foreign securities of companies that are located in developing or emerging markets.  Investing in securities of issuers located in these markets may pose greater risks not typically associated with investing in more established markets such as increased risk of social, political and economic instability.  Emerging market countries typically have smaller securities markets than developed countries and therefore less liquidity and greater price volatility than more developed markets.  Securities traded in emerging markets may also be subject to risks associated with the lack of modern technology, poor infrastructures, the lack of capital base to expand business operations and the inexperience of financial intermediaries, custodians and transfer agents.  Emerging market countries are also more likely to impose restrictions on the repatriation of an investor’s assets and even where there is no outright restriction on repatriation, the mechanics of repatriations may delay or impede the Fund’s ability to obtain possession of its assets.  As a result, there may be an increased risk or price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations.

Dividends and interest payable on a Fund’s foreign securities may be subject to foreign withholding tax.  The Funds may also be subject to foreign taxes on its trading profits.  Some countries may also impose a transfer or stamp duty on certain securities transactions.  The imposition of these taxes will increase the cost to the Fund of investing in those countries that impose these taxes.  To the extent such taxes are not offset by credits or deductions available to shareholders in the Funds under U.S. tax law, they will reduce the net return to a Fund’s shareholders.

India Participatory Notes.
The Winslow Green Solutions Fund may also invest in participatory notes (commonly known as P-notes), which are offshore derivative instruments issued to foreign institutional investors and their sub-accounts against underlying Indian securities listed on the Indian bourses. These securities are not registered with the Securities and Exchange Board of India.

Because securities markets in the Indian subcontinent are substantially smaller, less liquid and more volatile than the major securities markets in the United States, Fund share values will be more volatile. The value of Fund shares will be affected by political, economic, fiscal, regulatory or other developments in the Indian subcontinent and particularly India.

The extent of economic development, political stability and market depth of different countries in the region varies widely. Certain countries in the India region are either comparatively underdeveloped or in the process of becoming developed. Greater India investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries. In comparison to the United States and other developed countries, countries in the Indian subcontinent may have relatively unstable governments and economies based on only a few industries. The Fund will likely be particularly sensitive to changes in the economies of such countries (such as reversals of economic liberalization, political unrest or changes in trading status). These securities may also have  higher expenses, may not pass through voting and other shareholder rights, and may be less liquid than receipts sponsored by issuers of the underlying securities.

Investment in these securities may affect the value of Fund shares and make it susceptible to stock market volatility. If there is a decline in the value of exchange-listed stocks in the Indian subcontinent, the value of Fund shares will also likely decline. Changes in stock market values, especially in emerging market countries, can be sudden and unpredictable. Also, although stock values can rebound, there is no assurance that values will return to previous levels. Because the Fund invests in foreign securities, the value of Fund shares can also be adversely affected by changes in currency exchange rates and political and economic developments abroad. As noted above, these risks can be significant in countries in the Indian subcontinent. The securities of smaller companies are generally subject to greater price fluctuation and investment risk than securities of more established companies.

Foreign Currency Transactions.
Investments in foreign companies will usually involve currencies of foreign countries.

Although the Winslow Green Growth Fund has no present intent of conducting foreign currency contracts, the Fund may, in the future, conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a forward foreign currency contract.

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However, the Winslow Green Solutions Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs.  The Fund may conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a forward foreign currency contract.  A forward foreign currency contract (“forward contract”) involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  Forward contracts are considered to be derivatives.  The Fund enters into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract.  In addition, the Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities.  A Fund will not enter into forward contracts for speculative purposes.  The Fund will not have more than 10% of its total assets committed to forward contracts, or maintain a net exposure to forward contracts that would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s investment securities or other assets denominated in that currency.

At or before settlement of a forward currency contract, the Fund may either deliver the currency or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract.  If the Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the Fund into the currency.  The Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract, in which case it will realize a gain or a loss.

Risks of Foreign Currency Transactions.
Foreign currency transactions involve certain costs and risks.  The Fund incurs foreign exchange expenses in converting assets from one currency to another.  Forward contracts involve a risk of loss if the Adviser is inaccurate in its prediction of currency movements.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  The precise matching of forward contract amounts and the value of the securities involved is generally not possible.  Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency.  The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance.  Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies.

In addition, there is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.  Quotation information available is generally representative of very large transactions in the interbank market.  The interbank market in foreign currencies is a global around-the-clock market.  Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.  The Fund may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Fund holds in its portfolio or which it intends to purchase.

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Real Estate Investment Trusts.
Each Fund may invest in shares of Real Estate Investment Trusts (“REITs”).  REITs are companies that develop, own or finance real estate.  Most specialize in commercial property like apartments, offices, malls, clinics and warehouses.  Some specialize in a city or region.  Some finance real estate transactions by making loans or buying mortgages.

REITs and real estate operating companies may be affected by changes in the value of their underlying properties or by defaults by their borrowers or tenants. Furthermore, these entities depend upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects.  In certain cases, the organizational documents of a REIT may grant the REIT’s sponsors the right to exercise control over the operations of the REIT even though the sponsor owns only a minority share; or a conflict of interest (for example, the desire to postpone certain taxable events) could influence a sponsor to not act in the best interests of the REIT’s shareholders.  The organizational documents of many REITs also contain various anti-takeover provisions that could have the effect of delaying or preventing a transaction or change in control of the REIT that might involve a premium price for the REIT’s shares or otherwise may not be in the best interests of the REIT’s shareholders.  REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT or a real estate operating company may be affected by changes in the tax laws or by its failure to qualify for tax-free pass-through of income.

Options, Futures and Other Strategies.
General.
Each Fund may invest in options on equities, debt and stock indices (collectively, “options”).  The Funds may also invest in futures contracts and options on futures contracts (collectively, “futures”).  The Funds may make these investments as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position for certain tax-related purposes and to effect closing transactions.  The Funds will not invest in futures for speculative purposes.

Limits on Options.
Each Fund will not hedge more than 30% of its total assets by buying put options and writing call options.  In addition, each Fund will not write put options whose underlying value exceeds 5% of the Fund’s total assets.  Each Fund will also not purchase call options if the underlying value of all such options would exceed 5% of the Fund’s total assets.  Each Fund will not enter into options contracts if immediately thereafter more than 5% of the Fund’s total assets would be invested in options contracts.

The use of futures and options (collectively, “Financial Instruments”) is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission.  In addition, the Funds’ ability to use Financial Instruments will be limited by tax considerations.  See “Distributions and Tax Information.”  Pursuant to a claim for exemption filed with the National Futures Association on behalf of each Fund, each Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

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In addition to the instruments, strategies and risks described below and in the Proxy Statement/Prospectus, the Adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques.  These new opportunities may become available as the Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed.  The Adviser may utilize these opportunities to the extent that they are consistent with the Funds’ investment objectives and permitted by the Funds’ investment limitations and applicable regulatory authorities.  The Proxy Statement/Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Proxy Statement/Prospectus.

The use of Financial Instruments involves special considerations and risks which include, but are not limited to, the following:

(1)           Successful use of most Financial Instruments depends upon the Adviser’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities.  The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion.  Due to the possibility of distortion, a correct forecast of stock market trends by the Adviser may still not result in a successful transaction.  The Adviser may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

(2)           Options and futures prices can diverge from the prices of their underlying instruments.  Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3)           As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options).  If a Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.  These requirements might impair a Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sell a portfolio security at a disadvantageous time.  A Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counter-party”) to enter into a transaction closing out the position.  Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

The Funds will not enter into any transactions using Financial Instruments (except for purchased options) unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.  The Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

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Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of a Fund’s assets to cover or accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

(4)           Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by a Fund on options transactions.

Options on Securities and Securities Indices.
The Funds normally will purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated.  The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period.  The Funds normally will purchase put options in anticipation of a decrease in the market value of securities of the type in which it may invest or a negative change in the currency in which such securities are denominated.  The purchase of a put option would entitle a Fund, in return for the premium paid, to sell specified securities or a specified amount of a foreign currency at a specified price during the option period.

The Funds may purchase and sell options traded on U.S. and foreign exchanges.  Although the Funds will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time.  For some options, no secondary market on an exchange may exist.  In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Funds may write (i.e., sell) covered put and call options on securities, securities indices and currencies in which it may invest.  A covered call option involves a Fund’s giving another party, in return for a premium, the right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract.  A covered call option serves as a partial hedge against a price decline of the underlying security.  However, by writing a covered call option, the Fund gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price) in the underlying security.  In addition, a Fund’s ability to sell the underlying security is limited while the option is in effect unless the Fund effects a closing purchase transaction.

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The Funds may also write covered put options that give the holder of the option the right to sell the underlying security to a Fund at the stated exercise price.  The Funds will receive a premium for writing a put option, but will be obligated for as long as the option is outstanding to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise.  In order to “cover” put options it has written, a Fund will cause its custodian to segregate cash, cash equivalents, U.S. government securities or other liquid equity or debt securities with at least the value of the exercise price of the put options.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of a Fund’s option orders.

Futures and Options on Futures.
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or currency at a specified future time at a specified price.  An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option.  Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (contracts traded on the same exchange, on the same underlying security or index, and with the same delivery month).  If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain; if it is more, the Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain; if it is less, the Fund realizes a capital loss.  The transaction costs must also be included in these calculations.  The Funds may use futures contracts and related options for bona fide hedging purposes, such as to offset changes in the value of securities held or expected to be acquired or be disposed of or to minimize fluctuations in foreign currencies.  The Funds will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck.  No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to their expiration date.

In order to avoid leveraging and related risks, when a Fund invests in futures contracts, the Fund will cover positions by depositing an amount of cash or liquid securities equal to the market value of the futures positions held, less margin deposits, in a segregated account and that amount will be marked-to-market on a daily basis.

There are risks associated with these activities, including the following:  (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or lack of correlation between the changes in market value of the securities held and the prices of futures and options on futures; (iii) there may not be a liquid secondary market for a futures contract or option; (iv) trading restrictions or limitations may be imposed by an exchange; and (v) government regulations may restrict trading in futures contracts and options on futures.

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The Funds may buy and sell futures contracts and related options to manage exposure to changing interest rates and securities prices.  Some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase market exposure.  Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact the Fund’s return.  No price is paid upon entering into futures contracts.  Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as “initial margin.”  Subsequent payments, called “variation margin,” to and from the broker, would be made on a daily basis as the value of the future position varies (a process known as “marked to market”).  The margin is in the nature of performance bond or good-faith deposit on a futures contract.  Futures and options on futures are taxable instruments.

Repurchase Agreements.
Each Fund may enter into repurchase agreements.  However, each Fund may not invest more than 5% of its net assets in repurchase agreements.  For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from a Fund to the seller of the U.S. government security subject to the repurchase agreement.  (However, repurchase agreements are not restricted transactions, notwithstanding the Funds’ Fundamental Restriction regarding making loans.)  Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price.  The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase.  In either case, the income to a Fund is unrelated to the interest rate on the U.S. government security itself.  Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with government securities dealers recognized by the Federal Reserve Board and registered as broker-dealers with the SEC or exempt from such registration.  Each Fund will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities.  Each Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities, including such repurchase agreements.

Because a repurchase agreement is deemed to be a loan under the 1940 Act, it is not clear whether a court would consider the U.S. government security acquired by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller.  In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. government security before its repurchase under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security.  Delays may involve loss of interest or a decline in price of the U.S. government security.  If a court characterizes the transaction as a loan, and a Fund has not perfected a security interest in the U.S. government security, a Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller.  As an unsecured creditor, each Fund would be at risk of losing some or all of the principal and income involved in the transaction.  As with any unsecured debt instrument purchased for each Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the other party, in this case the seller of the U.S. government security.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security.  However, each Fund will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by a Fund plus accrued interest, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian.  If the market value of the U.S. government security subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the U.S. government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.  It is possible that a Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

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Other Registered Investment Companies.
Each Fund may invest in the securities of other registered investment companies, subject to the limitations set forth in the Investment Company Act of 1940, as amended, (the “1940 Act”).  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, a Fund becomes a shareholder of that investment company.  As a result, a Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses a Fund’s shareholders directly bear in connection with the Fund’s own operations.

Section 12(d)(1)(A) generally prohibits a fund from purchasing (1) more than 3% of the total outstanding voting stock of another fund; (2) securities of another fund having an aggregate value in excess of 5% of the value of the acquiring fund; and (3) securities of the other fund and all other funds having an aggregate value in excess of 10% of the value of the total assets of the acquiring fund.  There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC.

Illiquid Securities.
Each Fund may not hold more than 15% of the value of its net assets in securities that have legal or contractual restrictions on resale or are otherwise illiquid.  The Adviser will monitor the amount of illiquid securities in each Fund’s portfolio, under the supervision of the Board), to ensure compliance with each Fund’s investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Mutual funds do not typically hold a significant amount of these illiquid securities because of the potential for delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Funds might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days.

Restricted Securities.
The Funds may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act.  These securities are sometimes referred to as private placements.  Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act are technically considered “restricted securities,” the Funds may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above in the “Illiquid Securities” section, provided that a determination is made that such securities have a readily available trading market.  The Funds may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act (“4(2) Paper”).  The Adviser will determine the liquidity of Rule 144A securities and 4(2) Paper under the supervision of the Board.  The liquidity of Rule 144A securities and 4(2) Paper will be monitored by the Adviser, and if as a result of changed conditions it is determined that a Rule 144A security or 4(2) Paper is no longer liquid, a Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that a Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

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Limitations on the resale of restricted securities may have an adverse effect on the marketability of portfolio securities and the Funds might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements.  The Funds might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

Leverage Transactions

General.
Each Fund may use leverage to increase potential returns.  Leverage involves special risks and may involve speculative investment techniques.  Leverage exists when cash made available to a Fund through an investment technique is used to make additional Fund investments.  Borrowing for other than temporary or emergency purposes, lending portfolio securities, entering into purchasing securities on a when-issued, delayed delivery or forward commitment basis (including dollar roll transactions) and the use of swaps and related agreements are transactions that result in leverage.  Each Fund uses these investment techniques only when the Adviser believes that the leveraging and the returns available to a Fund from investing the cash will provide investors a potentially higher return.

Borrowing.
Each Fund may borrow money in amounts of up to one-third of its total assets (including the amount borrowed) from banks.  In addition, each Fund is authorized to borrow money from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions in amounts not to exceed 5% of the value of its total assets at the time of such borrowings.  The use of borrowing by the Funds involves special risk considerations that may not be associated with other funds having similar objectives and policies.  Since substantially all of a Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the net asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds.  In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds.  Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Securities Lending.
Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio.  The SEC currently requires that the following conditions must be met whenever a Fund’s portfolio securities are loaned:  (1) a Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) a Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans.   These conditions may be subject to future modification.  Such loans will be terminable at any time upon specified notice.  A Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with a Fund.  In addition, the Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year.  The principal risk of portfolio lending is potential default or insolvency of the borrower.  In either of these cases, the Funds could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.

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Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily.  Any securities that a Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest.  During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.

When-Issued Securities and Forward Commitments.
Each Fund may purchase securities offered on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis.  When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date.  Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated.  During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and thus, no interest accrues to the purchaser from the transaction.  At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value (“NAV”).

Each Fund will not enter into a when-issued if, as a result, more than 10% of a Fund’s total assets would be committed to such transactions.

Dollar Roll Transactions.
Each Fund may enter into “dollar roll” transactions.  Dollar roll transactions are transactions in which a Fund sells securities to a bank or securities dealer, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party.  During the period between the commitment and settlement, no payment is made for the securities purchased and no interest or principal payments on the securities accrue to the purchaser, but a Fund assumes the risk of ownership.  A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.  Each Fund will engage in dollar roll transactions for the purpose of acquiring securities for its investment portfolios.

Each Fund limits its obligations on dollar roll transactions to 10% of the Fund’s net assets.

Swaps, Caps, Floors and Collars.
The Winslow Green Growth Fund may enter into interest rate, currency and mortgage (or other asset) swaps, and may purchase and sell interest rate “caps,” “floors” and “collars.”  Interest rate swaps involve the exchange by the Fund and a counterparty of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).  Mortgage swaps are similar to interest rate swap agreements, except that the contractually-based principal amount (the “notional principal amount”) is tied to a reference pool of mortgages.  Currency swaps’ notional principal amount is tied to one or more currencies, and the exchange commitments can involve payments in the same or different currencies.  The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on the notional principal amount from the party selling the cap.  The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling such floor.  A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

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The Fund will enter into these transactions primarily to preserve a return or a spread on a particular investment or portion of its portfolio or to protect against any interest rate fluctuations or increase in the price of securities it anticipates purchasing at a later date. The Fund uses these transactions as a hedge and not as a speculative investment, and will enter into the transactions in order to shift the Fund’s investment exposure from one type of investment to another.

The use of interest rate protection transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  If the Adviser incorrectly forecasts market values, interest rates and other applicable factors, there may be considerable impact on the Fund’s performance.  Even if the Adviser is correct in their forecasts, there is a risk that the transaction may correlate imperfectly with the price of the asset or liability being hedged.

The Fund limits its total investment in swaps, caps, floors and collars to 10% of its total assets.

Risks of Leveraging.
Leverage creates the risk of magnified capital losses.  Losses incurred by a Fund may be magnified by borrowings and other liabilities that exceed the equity base of the Fund.  Leverage may involve the creation of a liability that requires a Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leveraging include a higher volatility of the NAV of a Fund’s securities and the relatively greater effect on the net asset value of the securities caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash.  So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged.  Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested.  To the extent that the interest expense involved in leveraging approaches the net return on a Fund’s investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to investors, a Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged.  In an extreme case, if a Fund’s current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

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Segregated Accounts.
In order to attempt to reduce the risks involved in various transactions involving leverage, the Funds’ custodian, to the extent required by applicable rules or guidelines, will set aside and maintain, in a segregated account, cash and liquid securities.  The account’s value, which is marked to market daily, will be at least equal to a Fund’s commitments under these transactions.

Temporary Defensive Position.
Each Fund may invest in prime quality money market instruments, pending investment of cash balances.  The Fund may also assume a temporary defensive position and may invest without limit in prime quality money market instruments.  Prime quality instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return.  The money market instruments in which the Fund may invest include short-term U.S. government securities, commercial paper, bankers’ acceptances, certificates of deposit, interest-bearing savings deposits of commercial banks, repurchase agreements concerning securities in which the Fund may invest and money market mutual funds.

Short-Term Investments.
Each Fund may invest in any of the following securities and instruments:

Certificates of Deposit, Bankers’ Acceptances and Time Deposits.
Each Fund may hold certificates of deposit, bankers’ acceptances and time deposits.  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Certificates of deposit and bankers’ acceptances acquired by a Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.

In addition to buying certificates of deposit and bankers’ acceptances, a Fund also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks.  Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes.
Each Fund may invest a portion of its assets in commercial paper and short-term notes.  Commercial paper consists of unsecured promissory notes issued by corporations.  Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

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Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s® Ratings Group, “Prime-1” or “Prime-2” by Moody’s Investors Service©, Inc., or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality.  These rating symbols are described in Appendix A.

Master/Feeder.
The Funds may seek to achieve their investment objective by converting to a Master/Feeder structure.  A fund operating under a Master/Feeder structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies.  The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund’s shareholders.  The Board will not convert the Fund to a Core and Gateway structure without notice to the shareholders.

Debt Securities.
Although the Funds do not currently anticipate investing in debt securities, each Fund, except where otherwise noted, may, in the future, invest a small portion of its total assets in the following obligations:

General.
Corporate Debt Obligations.
Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments.  These instruments are used by companies to borrow money from investors.  The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity.  Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months.  Each Fund may also invest in corporate debt securities registered and sold in the U.S. by foreign issuers (Yankee bonds) and those sold outside the U.S. by foreign or U.S. issuers (Eurobonds).  Each Fund restricts its purchases of these securities to issues denominated and payable in U.S. dollars.  All obligations of non-U.S. issuers purchased by a Fund will be issued or guaranteed by a sovereign government, by a supranational agency whose members are sovereign governments, or by a U.S. issuer in whose debt securities the Fund can invest.

U.S. Government Securities.
U.S. government securities include securities issued by the U.S. Treasury and by U.S. government agencies and instrumentalities.  U.S. government securities may be supported by the full faith and credit of the U.S. (such as mortgage-related securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (for example, Federal Home Loan Bank securities); by the discretionary authority of the U.S. Treasury to lend to the issuer (for example, Fannie Mae (formerly the Federal National Mortgage Association) securities); or solely by the creditworthiness of the issuer (for example, Federal Home Loan Mortgage Corporation securities).

Holders of U.S. government securities not backed by the full faith and credit of the U.S. must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the U.S. in the event that the agency or instrumentality does not meet its commitment.  No assurance can be given that the U.S. government would provide support if it were not obligated to do so by law.  Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

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Financial Institution Obligations.
Financial institution obligations include certificates of deposit, bankers’ acceptances, time deposits and other short-term debt obligations.  Certificates of deposit represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate over a given period.  Bankers’ acceptances are negotiable obligations of a bank to pay a draft that has been drawn by a customer and are usually backed by goods in international trade.  Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period.  Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by a Fund but may be subject to early withdrawal penalties which could reduce the Fund performance.  Although fixed time deposits do not in all cases have a secondary market, there are no contractual restrictions on a Fund’s right to transfer a beneficial interest in the deposits to third parties.

Each Fund may invest in Eurodollar certificates of deposit, which are issued by offices of foreign and domestic banks located outside the U.S.; Yankee certificates of deposit, which are issued by a U.S. branch of a foreign bank and held in the U.S.; Eurodollar time deposits, which are deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian time deposits, which are issued by Canadian offices of major Canadian banks.  Each of these instruments is U.S. dollar denominated.

Although the Winslow Green Growth Fund does not currently anticipate investing in the following it may, in the future, invest a small portion of its total assets in the following obligations:

Mortgage-Related Securities.
Mortgage-related securities represent interests in a pool of mortgage loans originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers.  Mortgage-related securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by commercial lenders.

Pools of mortgages consist of whole mortgage loans or participations in mortgage loans.  The majority of these loans are made to purchasers of 1-4 family homes.  The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools.  For example, in addition to fixed-rate, fixed-term mortgages, a Fund may purchase pools of adjustable-rate mortgages, growing equity mortgages, graduated payment mortgages and other types.  Mortgage poolers apply qualification standards to lending institutions, which originate mortgages for the pools as well as credit standards, and underwriting criteria for individual mortgages included in the pools.  In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates.  Most mortgage-related securities, however, are pass-through securities, which means that investors receive payments consisting of a pro-rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers.  Additional prepayments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans.  As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-related security.  Although mortgage-related securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the mortgages may shorten considerably the securities’ effective maturities.

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Government and Agency Mortgage-Related Securities.
The principal issuers or guarantors of mortgage-related securities are the Government National Mortgage Association (“GNMA”), Fannie Mae (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”).  GNMA, a wholly-owned U.S. government corporation within the Department of Housing and Urban Development (“HUD”), creates pass-through securities from pools of government guaranteed (Federal Housing Authority or Veterans Administration) mortgages.  The principal and interest on GNMA pass-through securities are backed by the full faith and credit of the U.S. government.

FNMA, which is a U.S. government-sponsored corporation, owned entirely by private stockholders that are subject to regulation by the Secretary of HUD, and FHLMC, a corporate instrumentality of the U.S. government, issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages.  FNMA guarantees full and timely payment of all interest and principal, and FHMLC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities.  Mortgage-related securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. government.

Privately Issued Mortgage-Related Securities.
Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations that are collateralized by mortgage-related securities issued by GNMA, FNMA or FHLMC or by pools of conventional mortgages of multi-family or of commercial mortgage loans.

Privately-issued mortgage-related securities generally offer a higher rate of interest (but greater credit and interest rate risk) than securities issued by U.S. government issuers because there are no direct or indirect governmental guarantees of payment.  Many non-governmental issuers or servicers of mortgage-related securities guarantee or provide insurance for timely payment of interest and principal on the securities.  The market for privately-issued mortgage-related securities is smaller and less liquid than the market for mortgage-related securities issued by U.S. government issuers.

Stripped Mortgage-Related Securities.
Stripped mortgage-related securities are multi-class mortgage-related securities that are created by separating the securities into their principal and interest components and selling each piece separately.  Stripped mortgage-related securities are usually structured with two classes that receive different proportions of the interest and principal distributions in a pool of mortgage assets.

Adjustable Rate Mortgage Securities.
Adjustable rate mortgage securities (“ARMs”) are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate, and that may be subject to certain limits. Although the rate adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or changes in the issuer’s creditworthiness.  Changes in the interest rates on ARMs may lag behind changes in prevailing market interest rates.  This may result in a slightly lower net value until the interest rate resets to market rates.  Thus, a Fund could suffer some principal loss if the Fund sold the securities before the interest rates on the underlying mortgages were adjusted to reflect current market rates.  Some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rates during a specified period or over the life of the security.

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Collateralized Mortgage Obligations.
Collateralized mortgage obligations (“CMOs”) are multiple-class debt obligations that are fully collateralized by mortgage-related pass-through securities or by pools of mortgages issued by GNMA, FHLMC or FNMA (“Mortgage Assets”).  Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs as they are received, although certain classes (often referred to as “tranches”) of CMOs have priority over other classes with respect to the receipt of mortgage prepayments.

Multi-class mortgage pass-through securities are interests in trusts that hold Mortgage Assets and that have multiple classes similar to those of CMOs.  Payments of principal and of interest on the underlying Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities.  Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class.  These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.  Planned amortization class mortgage-related securities (“PAC Bonds”) are a form of parallel pay CMO.  PAC Bonds are designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a contemplated range.  CMOs may have complicated structures and generally involve more risks than simpler forms of mortgage-related securities.

Asset-Backed Securities.
Asset-backed securities, which have structural characteristics similar to mortgage-related securities, but have underlying assets that are not mortgage loans or interests in mortgage loans.  Asset-backed securities represent fractional interests in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (for example, credit card) agreements.  Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties.  Repayments relating to the assets underlying the asset-backed securities depend largely on the cash flows generated by such assets.  The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancements associated with the securities.  Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and over collateralization.  Asset-backed securities have structures and characteristics similar to those of mortgage-related securities and, accordingly, are subject to many of the same risks, although often to a greater extent.

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Variable and Floating Rate Securities.
Debt securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts.  These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the “underlying index”).  The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based.  These adjustments minimize changes in the market value of the obligation.  Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness.  The rate of interest on securities may be tied to U.S. government securities or indices on those securities as well as any other rate of interest or index.  Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as “inverse floaters”).  Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index.  This mechanism may increase the volatility of the security’s market value while increasing the security’s yield.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice.  These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument.  The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, a Fund might be entitled to less than the initial principal amount of the security upon the security’s maturity.  Each Fund intends to purchase these securities only when the Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument.  The Adviser may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal.  There can be no assurance that the Adviser will be able to limit the effects of principal fluctuations and, accordingly, a Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for a Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have.  A Fund could, for this or other reasons, suffer a loss with respect to those instruments.  The Adviser monitors the liquidity of a Fund’s investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

Zero-Coupon Securities.
Zero-coupon securities are debt obligations that are issued or sold at a significant discount from their face value and do not pay current interest to holders prior to maturity, a specified redemption date or cash payment date.  The discount approximates the total interest the securities will accrue and compound over the period to maturity or the first interest payment date at a rate of interest reflecting the market rate of interest at the time of issuance.  The original issue discount on the zero-coupon securities must be included ratably in the income of a Fund (and thus an investor’s) as the income accrues, even though payment has not been received.  Because interest on zero-coupon securities is not paid on a current basis but is in effect compounded, the value of these securities is subject to greater fluctuations in response to changing interest rates, and may involve greater credit risks, than the value of debt obligations, which distribute income regularly.

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Zero-coupon securities may be securities that have been stripped of their unmatured interest stream. Zero-coupon securities may be custodial receipts or certificates, underwritten by securities dealers or banks, that evidence ownership of future interest payments, principal payments or both on certain U.S. government securities.  The underwriters of these certificates or receipts generally purchase a U.S. government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the purchased unmatured coupon payments and the final principal payment of the U.S. government security.  These certificates or receipts have the same general attributes as zero-coupon stripped U.S. Treasury securities but are not supported by the issuer of the U.S. government security.  The risks associated with stripped securities are similar to those of other zero-coupon securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates.

Risks of Debt Securities.

General.
The market value of the interest-bearing debt securities held by a Fund will be affected by changes in interest rates.  There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates.  The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates.  All debt securities, including U.S. government securities, can change in value when there is a change in interest rates.  Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of that issuer’s debt securities.  As a result, an investment in a Fund is subject to risk even if all debt securities in the Fund’s investment portfolio are paid in full at maturity.  In addition, certain debt securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security’s maturity.

Yields on debt securities are dependent on a variety of factors, including the general conditions of the debt securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue.  Debt securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities.

The issuers of debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities.  Bankruptcy, litigation or other conditions, may impair an issuer’s ability to pay, when due, the principal of and interest on its debt securities may become impaired.

Credit Risk.
Each Fund’s investments in debt securities are subject to credit risk relating to the financial condition of the issuers of the securities that the Fund holds.  To limit credit risk, a Fund will only purchase debt securities that are rated in the top four long-term categories by an NRSRO or in the top two short-term categories by an NRSRO (“investment grade securities”).  The lowest ratings that are investment grade for corporate bonds, including convertible bonds, are “Baa” in the case of Moody’s and “BBB” in the case of S&P and Fitch.  Each Fund may purchase unrated securities if the Adviser at the time of purchase, determines that the security is of comparable quality to a rated security that a Fund may purchase.  Unrated securities may not be as actively traded as rated securities.  A Fund may retain a security that ceases to be rated or whose rating has been lowered below the Fund’s lowest permissible rating category if the Adviser determines that retaining the security is in the best interests of the Fund.  Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.  A description of the range of ratings assigned to various types of securities by several NRSROs is included in Appendix A.

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Moody’s, Standard & Poor’s and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities.  The Adviser may use these ratings to determine whether to purchase, sell or hold a security.  Ratings are not, however, absolute standards of quality.  Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value.  Consequently, similar securities with the same rating may have different market prices.  In addition, rating agencies may fail to make timely changes in credit ratings and the issuer’s current financial condition may be better or worse than a rating indicates.

Mortgage-Related Securities.
The value of mortgage-related securities may be significantly affected by changes in interest rates, the markets’ perception of issuers, the structure of the securities and the creditworthiness of the parties involved.  The ability of a Fund to successfully utilize mortgage-related securities depends in part upon the ability of the Advisers to forecast interest rates and other economic factors correctly.  Some mortgage-related securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities.  The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location and age of the mortgages and other social and demographic conditions.  In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities.  In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool.  The volume of prepayments of principal on the mortgages underlying a particular mortgage-related security will influence the yield of that security, affecting a Fund’s yield.  Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund, to the extent it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of their previous investments.  If this occurs, a Fund’s yield will correspondingly decline.  Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates (when prepayment of principal is more likely) than other debt securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates.  A decrease in the rate of prepayments may extend the effective maturities of mortgage-related securities, reducing their sensitivity to changes in market interest rates.  To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to an unamortized premium.

To lessen the effect of the failures by obligors on Mortgage Assets to make payments, CMOs and other mortgage-related securities may contain elements of credit enhancement, consisting of either (1) liquidity protection or (2) protection against losses resulting after default by an obligor on the underlying assets and allocation of all amounts recoverable directly from the obligor and through liquidation of the collateral.  This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these.  Each Fund will not pay any additional fees for credit enhancements for mortgage-related securities, although the credit enhancement may increase the costs of the mortgage-related securities.

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Asset-Backed Securities.
Like mortgage-related securities, the collateral underlying asset-backed securities are subject to prepayment, which may reduce the overall return to holders of asset-backed securities.  Asset-backed securities present certain additional and unique risks.  Primarily, these securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-related securities.  Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due.  Automobile receivables generally are secured by automobiles.  Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities.  In addition, because of the large number of vehicles involved in a typical issuance and the technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles.  As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-related securities.  In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market’s ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

INVESTMENT RESTRICTIONS

The Trust (on behalf of the Funds) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority” of the outstanding voting securities of each Fund.  Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of the Fund’s outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund.

Each Fund is diversified.  This means that as to 75% of a Fund’s total assets (1) no more than 5% may be invested in the securities of a single issuer, and (2) no more than 10% may be invested in the outstanding voting securities of a single issuer.

Each Fund has adopted the following fundamental investment limitations that cannot be changed by the Board without a majority of a Fund’s outstanding voting securities as defined in the 1940 Act.

Each Fund may not:

1)
Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by a Fund.  For purposes of this limitation, entering into reverse repurchase agreements would not be considered borrowing money.

2)
Purchase a security if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry.  For purposes of this limitation, there is no limit on investments in U.S. government securities.

3)	Underwrite securities issued by other persons except, to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

4)
Make loans to other parties except to the extent permitted by the 1940 Act, the rule and regulations thereunder and any exemptive relief obtained by a Fund.  For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

5)
Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities backed by real estate or securities of companies engaged in the real estate business).

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6)
Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

7)
Pledge, mortgage or hypothecate its assets except to secure permitted borrowings or loan securities as described above.  Furthermore, this restriction shall not prohibit either Fund from engaging in options transactions or short sales in accordance with its investment objective and strategies.

Each Fund has adopted the following non-fundamental investment limitations that may be changed by the Board without shareholder approval.  Each Fund may not:

1)
Purchase securities on margin, except that the Fund may use short-term credit for the clearance of the Fund’s transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

The Winslow Green Growth Fund has adopted the additional following non-fundamental investment limitations.  The Fund may not:

1)
Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

2)
Make investments for the purpose of exercising control of an issuer.  Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

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PORTFOLIO TURNOVER

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action.  Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.  (See “Execution of Portfolio Transactions and Brokerage”.)

Because the Funds are newly formed funds that have yet to commence operations, no portfolio turnover information is disclosed.

PORTFOLIO HOLDINGS INFORMATION

The Trust, on behalf of the Funds, has adopted a portfolio holdings disclosure policy that governs the timing and circumstances of disclosure of portfolio holdings of the Funds.  The policy was developed in consultation with the Adviser and has been adopted by the Adviser.  Information about the Funds’ portfolio holdings will not be distributed to any third party except in accordance with this policy.  The Board considered the circumstances under which a Fund’s portfolio holdings may be disclosed under this policy and the actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of the Adviser, the principal underwriter or any other affiliated person of the Fund.  After due consideration, the Board determined that the Funds have a legitimate business purpose for disclosing portfolio holdings to persons described in the policy, including mutual fund rating or statistical agencies, or persons performing similar functions, and internal parties involved in the investment process, administration or custody of the Funds.  Pursuant to the policy, the Trust’s Chief Compliance Officer (“CCO”), President and Treasurer are each authorized to consider and authorize dissemination of portfolio holdings information to additional third parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.

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The Board exercises continuing oversight of the disclosure of the Funds’ portfolio holdings by (1) overseeing the implementation and enforcement of the policy, Codes of Ethics and other relevant policies of the Fund and its service providers by the Trust’s CCO, (2) by considering reports and recommendations by the Trust’s CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering to approve any amendment to this policy.  The Board reserves the right to amend the policy at any time without prior notice in its sole discretion.

Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each period covered by the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.  In addition, the Funds disclose their complete portfolio holdings and certain other portfolio characteristics on the Funds’ website at www.winslowgreen.com generally within ten business days after the calendar month-end.  The calendar quarter-end portfolio holdings for the Funds will remain posted on the Funds’ website until updated with the next required regulatory filing with the SEC.  Portfolio holdings information posted on the Funds’ website may be separately provided to any person, commencing on the day after it is first published on the Funds’ website.  In addition, the Funds may provide their complete portfolio holdings at the same time that it is filed with the SEC.

In the event of a conflict between the interests of a Fund and the interests of Adviser or an affiliated person of the Adviser, the Adviser’s CCO, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Fund, and shall report such determination to the Board at the end of the quarter in which such determination was made.  Any employee of the Adviser who suspects a breach of this obligation must report the matter immediately to the CCO or to his or her supervisor.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Funds to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain the confidentiality of the information disclosed including a duty not to trade on non-public information:  fund administrator, fund accountant, custodian, transfer agent, auditors, counsel to the Funds or the trustees, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities) and regulatory authorities.  Portfolio holdings information not publicly available with the SEC or through the Funds’ website may only be provided to additional third parties, in accordance with the policy, when the Funds have a legitimate business purpose and the third party recipient is subject to a confidentiality agreement that includes a duty not to trade on non-public information.

In no event shall the Adviser, its affiliates or employees, the Funds, or any other party in connection with any arrangement receive any direct or indirect compensation in connection with the disclosure of information about a Fund’s portfolio holdings.

There can be no assurance that the policy and these procedures will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

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TRUSTEES AND EXECUTIVE OFFICERS

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current Trustees and Officers of the Trust, their dates of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Name, Address and Age	Position with the Trust(1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex(2) Overseen by Trustees	Other Directorships Held
Independent Trustees of the Trust
Dorothy A. Berry (born 1943) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Chairman and Trustee	Indefinite Term; Since May 1991.	President, Talon Industries, Inc. (administrative, management and business consulting); formerly, Chief Operating Officer, Integrated Asset Management (investment adviser and manager) and formerly, President, Value Line, Inc. (investment advisory and financial publishing firm).	2	Allegiant Funds.
Wallace L. Cook (born 1939) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Financial Consultant; formerly, Senior Vice President, Rockefeller Trust Co.; Financial Counselor, Rockefeller & Co.	2	The Dana Foundation; The University of Virginia Law School Foundation.
Carl A. Froebel (born 1938) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Owner, Golf Adventures, LLC, (Vacation Services); formerly, President and Founder, National Investor Data Services, Inc. (investment related computer software).	2	None.
Steven J. Paggioli (born 1950) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Consultant since July 2001; formerly, Executive Vice President, Investment Company Administration, LLC (“ICA”) (mutual fund administrator).	2	Trustee, Managers Funds; Trustee, Managers AMG Funds.

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Name, Address and Age	Position with the Trust(1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex(2) Overseen by Trustees	Other Directorships Held
Officers of the Trust
Robert M. Slotky (born 1947) 2020 E. Financial Way Suite 100 Glendora, CA 91741	President Chief Compliance Officer Anti-Money Laundering Officer	Indefinite Term; Since August 2002. Indefinite Term; Since September 2004 Indefinite Term; Since December 2005.	Vice President, U.S. Bancorp Fund Services, LLC since July 2001.	2	Not Applicable.
Eric W. Falkeis (born 1973) 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite Term; Since August 2002.	Chief Financial Officer, U.S. Bancorp Fund Services, LLC, since April 2006; Vice President, U.S. Bancorp Fund Services, LLC since 1997; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000- 2003).	2	Not Applicable.
(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment Adviser with any other series.

Trust Committees.
The Trust has four standing committees: the Nominating Committee, the Audit Committee, which also serves as the Qualified Legal Compliance Committee (“QLCC”), and the Valuation Committee.

The Nominating Committee, comprised of all the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary.  The Nominating Committee will consider nominees nominated by shareholders.  Recommendations by shareholders should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws.  In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to, and received by, the President of the Trust at the principal executive offices of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on.

The Audit Committee is comprised of all of the Independent Trustees.  The Audit Committee typically meets on a quarterly basis with respect to each series of the Trust and may meet more frequently.  The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or a fund’s financial statements and to ensure the integrity of a fund’s pricing and financial reporting.

The function of the QLCC is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust.

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The Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of one or more Independent Trustees and the Trust’s Treasurer.  The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available.  Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee, and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board.  The Valuation Committee meets as needed.

The Trust’s Committees have not met with respect to the Funds, as the Funds were series of another Trust prior to the date of this SAI.

Trustee Ownership of Fund Shares and Other Interests.

The following table shows the amount of shares in the Funds and the amount of shares in other portfolios of the Trust owned by the Trustees as of the calendar year ended December 31, 2007.

Name	Dollar Range of Winslow Green Growth Fund Shares(1)	Dollar Range of Winslow Green Solutions Fund Shares(1)	Aggregate Dollar Range of Fund Shares in the Trust
Dorothy A. Berry	None	None	$10,001-$50,000
Wallace L. Cook	None	None	$50,001-$100,000
Carl A. Froebel	None	None	$10,001-$50,000
Steven J. Paggioli	None	None	$10,001-$50,000
(1)	As the Funds have not commenced operations, no Trustees owned shares of the Fund as of December 31, 2007.

Furthermore, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Adviser, the Funds’ principal underwriter, or any of their affiliates. Accordingly, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate family, have had a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Funds’ principal underwriter or any of its affiliates.

Compensation.
Independent Trustees receive an annual retainer of $40,000.  Independent Trustees also receive additional fees for any special meetings at rates assessed by the Trustees depending on the length of the meeting and whether in-person attendance is required.  The Chairman of the Board of Trustees receives an additional annual retainer of $8,000.  The Trustees are also reimbursed for expenses in connection with each Board meeting attended. The Trust has no pension or retirement plan.  No other entity affiliated with the Trust pays any compensation to the Trustees.

As the Funds were not a part of the Trust prior to the date of this SAI, the Trustees did not receive compensation from the Funds.

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CODES OF ETHICS

The Trust, the Adviser and the principal underwriter have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act.  These Codes permit, subject to certain conditions, personnel of the Adviser and the principal underwriter to invest in securities that may be purchased or held by a Fund.

PROXY VOTING POLICIES

The Board has adopted Proxy Voting Policies and Procedures (the “Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight.  The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of each Fund and its shareholders.  The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Voting Policies (the “Adviser’s Policy”) and a record of each proxy voted by the Adviser on behalf of each Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.  The Adviser has adopted a Proxy Voting Policy that underscores the Adviser’s concern that all proxies voting decisions be made in the best interests of each Fund and to maximize portfolio values over time.  The Adviser’s Proxy Voting Policy is attached in Appendix B.

The Trust is required to file Form N-PX, with each Fund’s complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year.  Form N-PX for the Funds is available without charge, upon request, by calling toll-free 800 (___-____) and on the SEC’s website at www.sec.gov.

CONTROL PERSONS, PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Funds.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control.  Because the Funds are newly formed funds that have yet to commence investment operations as of the date of this SAI, no person owned of record or beneficially 5% or more of the outstanding shares of any class of shares of the funds and the Trustees and officers as a group did not own any shares of the Funds.

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THE FUNDS’ INVESTMENT ADVISER

Winslow Management Company, LLC, 99 High Street, 12th Floor, Boston, Massachusetts, 02110, acts as investment adviser to the Funds pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust. Jackson W. Robinson and Matthew W. Patsky control the Adviser as a result of their ownership interest in the Adviser.

After an initial two year period, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of a Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.  The Advisory Agreement is terminable without penalty by the Trust on behalf of the Funds on not more than a 60-day, nor less than a 30-day, written notice when authorized either by a majority vote of a Funds’ shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the Adviser on not more than a 60-day, nor less than a 30-day, written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from each Fund an investment advisory fee computed daily and paid monthly, based on a rate equal to 0.90% of each Fund’s average daily net assets as specified in the Funds’ Proxy Statement/Prospectus.  However, the Adviser may voluntarily agree to reduce a portion of the fees payable to it on a month to month basis.  Because the Funds are newly formed funds that have yet to commence operations, no advisory fees have been paid by the Funds as of the date of this SAI.
The Adviser has contractually agreed to reduce fees and/or pay Fund expenses (excluding Acquired Fund Fees and Expenses, extraordinary, interest and tax expenses) in order to limit each Fund’s Net Annual Operating Expenses for shares of the Funds to 1.45% for the Investor Class and 1.20% for the Institutional Class (Winslow Green Growth Fund only), of each Fund’s average net assets (the “Expense Cap”).  The Expense Cap will remain in effect for at least the one year period shown in the Example contained in the Proxy Statement/Prospectus and may continue for an indefinite period thereafter as determined by the Board.  The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years.  Any such reimbursement is subject to the Board’s review and approval.  This reimbursement may be requested by the Adviser if the aggregate amount actually paid by each Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the Expense Cap.

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Portfolio Managers.
The Funds are managed by Jackson W. Robinson and Matthew W. Patsky.  The following provides information regarding other accounts managed by each member of the investment committee as of December 31, 2007.

Jackson W. Robinson
Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	2	$45	2	$45
Other Pooled Investment Vehicles	1	$21	0	$0
Other Accounts	16	$81	0	$0

Matthew W. Patsky
Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	2	$45	2	$45
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	9	$19	0	$0

The compensation of Messrs. Robinson and Patsky is comprised of capital distributions from the Adviser.  Factors influencing the distributions include the individual portfolio manager’s performance and the performance of the Adviser.  The Adviser management’s assessment of performance is not formula-based and is not tied to the value of client assets.  Distributions are paid in cash.  In addition, Messrs. Robinson and Patsky receive a percentage of any annual performance incentive fee generated by the Winslow Hedge Fund, L.P.  Subject to a loss carry forward provision or “high water mark”, 20% of each limited partner’s share of the limited partnership’s net profits will be reallocated to the general partner’s capital account of which a portion will be paid to the general partner and to others, including Mr. Patsky and Mr. Robinson, at Mr. Robinson’s discretion.  The general partner of the Winslow Hedge Fund, L.P. is Winslow General Partners, LLC, an entity controlled by Mr. Robinson.  This payment is made in cash and is considered by the Adviser as part of the portfolio manager’s overall compensation when determining capital distributions for the year.

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Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, the Adviser’s portfolio managers, who manage multiple accounts, are presented with the following potential conflicts:

•
The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of a Fund and/or other account.  Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of a Fund.  Nevertheless, the Adviser seeks to manage any competing interests for the time and attention of portfolio managers by having a primary and back-up portfolio manager assigned to each account. The Adviser also maintains a Code of Ethics to detect and prevent activities of employees that would result in a breach of the Adviser’s fiduciary duties to a Fund.

•
If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To address this situation, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

•
With respect to securities transactions for a Fund, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as the other pooled investment vehicle that is not a registered mutual fund, and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, the Adviser may place separate, non-simultaneous, transactions for another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of a Fund or other account.  To address this situation, the Adviser maintains a procedure that requires all client-directed brokerage be executed after non-directed brokerage.

•
Finally, the appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.  To address this situation, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

As set forth above, the Adviser has adopted certain compliance procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

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Because the Funds are newly-formed funds that have yet to commence operations, the portfolio managers do not beneficially own shares of the Funds as of the date of this SAI.

SERVICE PROVIDERS

Administrator, Transfer Agent and Fund Accountant.
U.S. Bancorp Fund Services, LLC, (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as administrator to the Funds pursuant to an administration agreement (the “Administration Agreement”).  USBFS provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties.  In this capacity, USBFS does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

Because the Funds are newly-formed funds that have yet to commence operations, the Funds have not paid any fees to the Administrator or fund accountant as of the date of this SAI.

Custodian.
U.S. Bank, National Association is the custodian of the assets of the Funds (the “Custodian”) pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides for fees on a transactional basis plus out-of-pocket expenses. The Custodian’s address is 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212.  The Custodian does not participate in decisions relating to the purchase and sale of securities by the Funds.  USBFS, the Custodian, and the Fund’s principal underwriter are affiliated entities under the common control of U.S. Bancorp.  The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Funds may invest.

Independent Registered Public Accounting Firm and Legal Counsel.
Tait, Weller & Baker, LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Funds.

EXECUTION OF PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute the Funds’ portfolio transactions.  Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Funds also may be made directly from issuers or from underwriters.  Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Funds will be holding, unless better executions are available elsewhere.  Dealers and underwriters usually act as principal for their own accounts.  Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price.  If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

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In placing portfolio transactions, the Adviser will seek best execution.  The full range and quality of services will be considered in making this determination, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors.  In those instances where it is reasonably determined that more than one broker-dealer can offer best execution, the Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Agreements with the Funds, to be useful in varying degrees, but of indeterminable value.  Portfolio transactions may be placed with broker-dealers who sell shares of the Funds subject to rules adopted by the Financial Industry Regulatory Authority (“FINRA”) and the SEC.  Such broker-dealers may include Stephens Inc., an affiliate of the Adviser.  Portfolio transactions may also be placed with broker-dealers in which the Adviser has invested on behalf of the Fund and/or client accounts.

While it is the Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, in accordance with Section 28(e) under the Securities and Exchange Act of 1934 when it is determined that more than one broker-dealer can deliver best execution, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Funds or to the Adviser, even if the specific services are not directly useful to the Funds and may be useful to the Adviser in advising other clients.  In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Funds may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. Additionally, in accordance with procedures adopted by the Trust, the Adviser may direct transactions to a broker-dealer with which it has an affiliation.

Investment decisions for the Funds are made independently from those of other client accounts or mutual funds managed or advised by the Adviser.  Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such other accounts.  In such event, the position of a Fund and such client account(s) in the same issuer may vary and the length of time that each may hold its investment in the same issuer may likewise vary.  However, to the extent any of these client accounts seeks to acquire the same security as a Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security.  Similarly, a Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time.  If one or more of such client accounts simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold.  It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Funds are concerned.  In other cases, however, it is believed that the ability of the Funds to participate in volume transactions may produce better executions for the Funds.

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The Funds do not effect securities transactions through brokers in accordance with any formula, nor do they effect securities transactions through brokers for selling shares of the Funds. However, as stated above, broker-dealers who execute brokerage transactions may effect purchase of shares of the Funds for their customers.

Because the Funds are newly-formed funds that have yet to commence operations, no brokerage commissions have been paid by the Funds as of the date of this SAI.

CAPITAL STOCK

Shares issued by the Funds have no preemptive, conversion, or subscription rights.  Shares issued and sold by the Funds are deemed to be validly issued, fully paid and non-assessable by the Trust.  Shareholders have equal and exclusive rights as to dividends and distributions as declared by a Fund and to the net assets of the Fund upon liquidation or dissolution.  Each Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund (e.g., approval of the Advisory Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees).  Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees.  While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Board in its discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees.

SHAREHOLDER SERVICING PLAN

Pursuant to a Shareholder Service Plan (the “Plan”) established by the Funds with respect to the Investor Class of each Fund, the Advisor is authorized to provide, or arrange for others to provide personal shareholder services relating to the servicing and maintenance of shareholder accounts not otherwise provided to the Funds (“Shareholder Servicing Activities”).  Under the Plan, the Adviser may enter into shareholder service agreements with securities broker-dealers and other securities professional (“Service Organizations”), who provide Shareholder Servicing Activities for their clients invested in the Fund.

Shareholder Servicing Activities shall include one or more of the following:  (1) establishing and maintaining accounts and records for shareholders of a Fund; (2) aggregating and processing orders involving the shares of a Fund; (3) processing dividend and other distribution payments from a Fund on behalf of shareholders; (4) providing information to shareholders as to their ownership of Fund shares or about other aspects of the operations of the Funds; (5) preparing tax reports or forms on behalf of shareholders; (6) forwarding communications from the Funds to shareholders; (7) assisting shareholders in changing the Funds’ records as to their addresses, dividend options, account registrations or other data; (8) providing sub-accounting with respect to shares beneficially owned by shareholders, or the information to a Fund necessary for sub-accounting; (9) responding to shareholder inquiries relating to the services performed; (10) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; and (11) providing such other similar services as the Adviser may reasonably request to the extent the Service Organization is permitted to do so under applicable statutes, rules or regulations.

As compensation for the Shareholder Servicing Activities, each Fund pays the Adviser, a fee of up to 0.25% of each Fund’s average daily net assets of the shares owned by investors for which the shareholder servicing agent maintains a servicing relationship.

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Any material amendment to the Plan must be approved by the Board, including a majority of the Independent Trustees or by a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the applicable class or classes.  The Plan may be terminated without penalty at any time: (1) by vote of a majority of the Board, including a majority of the Independent Trustees; or (2) by a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the applicable class or classes.

DETERMINATION OF NET ASSET VALUE

The NAV per share of a Fund is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time), each day the NYSE is open for trading.  The NYSE annually announces the days on which it will not be open for trading.  It is expected that the NYSE will not be open for trading on the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Generally, the Funds’ investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board.  Pursuant to those procedures, the Valuation Committee considers, among other things:  (1) the last sales price on the securities exchange, if any, on which a security is primarily traded; (2) the mean between the bid and asked prices; (3) price quotations from an approved pricing service, and (4) other factors as necessary to determine a fair value under certain circumstances.

Securities primarily traded in the NASDAQ Global Market® for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  OTC securities which are not traded in the NASDAQ Global Market® shall be valued at the most recent trade price.  Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by or under the direction of the Board.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above.  In order to reflect their fair value, short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

The securities in the Funds’ portfolios, including ADRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price.  Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market.

All other assets of the Funds are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

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PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Proxy Statement/Prospectus regarding the purchase and redemption of the Funds’ shares.

How to Buy Shares.
In addition to purchasing shares directly from the Funds, you may purchase shares of the Funds from certain financial intermediaries and their agents that have made arrangements with the Funds and are authorized to buy and sell shares of the Funds (collectively, “Financial Intermediaries”).  Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged by those agents.  If you transmit your order to these Financial Intermediaries before the close of regular trading (generally 4:00 p.m., Eastern time) on a day that the NYSE is open for business, your order will be priced at the Fund’s NAV next computed after it is received by the Financial Intermediary. Investors should check with their Financial Intermediary to determine if it participates in these arrangements.

The public offering price of Fund shares is its NAV plus any applicable sales charges.  Shares are purchased at the public offering price next determined after USBFS receives your order in proper form as discussed in the Fund’s Proxy Statement/Prospectus.  In order to receive that day’s public offering price, USBFS must receive your order in proper form before the close of regular trading on the NYSE, generally 4:00 p.m., Eastern time.

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of a Fund’s shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of a Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments and redemption fees for certain fiduciary and retirement plan accounts, for employees of the Adviser or under circumstances where certain economies can be achieved in sales of a Fund’s shares.

In addition to cash purchases, a Fund’s shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities.  Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Fund’s objective and otherwise acceptable to the Adviser and the Board.

Automatic Investment Plan.
As discussed in the Proxy Statement/Prospectus, the Funds provide an Automatic Investment Plan (“AIP”) for the convenience of investors who wish to purchase shares of a Fund on a regular basis.  All record keeping and custodial costs of the AIP are paid by the Funds.  The market value of a Fund’s shares is subject to fluctuation.  Prior to participating in the AIP, an investor should note that the AIP does not assure a profit nor does it protect against depreciation in declining markets.

How to Sell Shares and Delivery of Redemption Proceeds.
You can sell your Fund shares any day the NYSE is open for regular trading. Payments to shareholders for Fund shares redeemed directly from the Funds will be made as promptly as possible but no later than seven days after receipt by USBFS of the written request in proper form, with the appropriate documentation as stated in the Funds’ Proxy Statement/Prospectus, except that the Funds may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of a Fund’s shareholders.  Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

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The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.

Telephone Redemptions.
As described in the Proxy Statement/Prospectus, shareholders with telephone privileges established on their account may redeem Fund shares by telephone.  Upon receipt of any instructions or inquiries from any person claiming to be a shareholder, the Funds or their authorized agents may carry out the instructions and/or to respond to the inquiry consistent with the shareholder’s previously established account service options.  For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners.  In acting upon telephone instructions, the Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

USBFS will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine.  If it fails to employ reasonable procedures, the Funds and USBFS may be liable for any losses due to unauthorized or fraudulent instructions.  If these procedures are followed, however, that to the extent permitted by applicable law, neither the Funds nor their agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request.  For additional information, contact USBFS.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting USBFS by telephone.  In this event, you may wish to submit a written redemption request, as described in the Proxy Statement/Prospectus.  The Telephone Redemption Privilege may be modified or terminated without notice.

Redemptions In-Kind.
The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of (i) $250,000 or (ii) 1% of a Fund’s assets).  The Funds have reserved the right to pay the redemption price of their shares, either totally or partially, by a distribution in kind of portfolio securities (instead of cash).  The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold.  If a shareholder receives a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash and would bear any market risks associated with such securities until they are converted into cash.

The Funds do not intend to hold any significant percentage of its portfolio in illiquid securities, although a Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid.  In the unlikely event a Fund were to elect to make an in-kind redemption, each Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If a Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or a Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Funds do not anticipate that they would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law.  Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

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DISTRIBUTIONS AND TAX INFORMATION
Distributions.
Dividends from net investment income and distributions from net profits from the sale of securities are generally made at least annually, as described in the Proxy Statement/Prospectus.  Also, the Funds typically distribute any undistributed net investment income on or about December 31 of each year.  Any net capital gains realized through the period ended November 30 of each year will also be distributed by December 31 of each year.

Each distribution by a Fund is accompanied by a brief explanation of the form and character of the distribution.  In January of each year each Fund will issue to each shareholder a statement of the federal income tax status of all distributions.

Tax Information.
Each series of the Trust, including the Funds, is treated as a separate entity for federal income tax purposes.  The Funds intend to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), provided they comply with all applicable requirements regarding the source of their income, diversification of their assets and timing of distributions.  The Funds’ policy is to distribute to shareholders all of their investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Funds will not be subject to any federal income or excise taxes. However, the Fund can give no assurances that its distributions will be sufficient to eliminate all taxes. To comply with the requirements, each Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of ordinary income for such year, (ii) at least 98% of the excess of realized capital gains over realized capital losses for the 12-month period ending on November 30 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax.  If, in any taxable year, a Fund fails to qualify as a regulated investment company under subchapter M of the Code, it will be taxed as a corporation.

The Funds’ ordinary income generally consists of interest and dividend income, less expenses.  Net realized capital gains for a fiscal period are computed by taking into account any capital loss carry-forward of the Funds.

Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income.  For individual shareholders, a portion of the distributions paid by the Funds may be qualified dividends eligible for taxation at long-term capital gain rates to the extent the Funds designate the amount distributed as a qualifying dividend.  In the case of corporate shareholders, a portion of the distributions may qualify for the inter-corporate dividends-received deduction to the extent a Fund designates the amount distributed as a qualifying dividend.  The aggregate amount so designated to either individual or corporate shareholders cannot, however, exceed the aggregate amount of qualifying dividends received by the applicable Fund for their taxable year.  In view of the Funds’ investment policy, it is expected that dividends from domestic corporations will be part of the Funds’ gross income and that, accordingly, part of the distributions by the Funds may be eligible for the dividends-received deduction for corporate shareholders.  However, the portion of the Funds’ gross income attributable to qualifying dividends is largely dependent on the Funds’ investment activities for a particular year and therefore cannot be predicted with any certainty.  The deduction may be reduced or eliminated if the Fund shares held by an individual investor are held for less than 61 days, or Fund shares held by a corporate investor are treated as debt-financed or are held for less than 46 days.

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The Funds may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations.

Under the Code, the Funds will be required to report to the Internal Revenue Service (“IRS”) all distributions of ordinary income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of exempt shareholders, which includes most corporations.  Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Funds with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law.  If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.  Corporate and other exempt shareholders should provide the Funds with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding.  The Funds reserve the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

The Funds will not be subject to corporate income tax in the Commonwealth of Massachusetts as long as it qualifies as a regulated investment company for federal income tax purposes.  Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the tax treatment thereof may differ from the federal income tax treatment.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates.  Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income.

In addition, the foregoing discussion of tax law is based on existing provisions of the Code, existing and proposed regulations thereunder, and current administrative rulings and court decisions, all of which are subject to change.  Any such changes could affect the validity of this discussion.  The discussion also represents only a general summary of tax law and practice currently applicable to the Funds and certain shareholders therein, and, as such, is subject to change.  In particular, the consequences of an investment in shares of the Funds under the laws of any state, local or foreign taxing jurisdictions are not discussed herein.  Each prospective investor should consult his or her own tax advisor to determine the application of the tax law and practice in his or her own particular circumstances.

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DISTRIBUTOR

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (“Quasar”), serves as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  Pursuant to a distribution agreement between the Funds and Quasar (the “Distribution Agreement”), Quasar acts as the Funds’ principal underwriter and distributor and provides certain administration services and promotes and arranges for the sale of the Funds’ shares.  Quasar is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of FINRA.

The Distribution Agreement between the Funds and Quasar has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Funds’ outstanding voting securities and, in either case, by a majority of the Independent Trustees.  The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on a 60-day written notice when authorized either by a majority vote of the Funds’ shareholders or by vote of a majority of the Board, including a majority of the Independent Trustees, or by the Quasar on a 60-day written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

MARKETING AND SUPPORT PAYMENTS

The Adviser, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments or other compensation to certain Financial Intermediaries who sell shares of the Fund.  The Adviser does not currently intend to make such payments, but reserves the right to initiate payments in the future without notice to shareholders.  These payments may be divided into categories as follows:

Support Payments
Payments may be made by the Adviser to certain Financial Intermediaries in connection with the eligibility of the Fund to be offered in certain programs and/or in connection with meetings between the Fund’s representatives and Financial Intermediaries and their sales representatives.  Such meetings may be held for various purposes, including providing education and training about the Fund and other general financial topics to assist Financial Intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.

As of the Funds were not a part of the Trust prior to the date of this SAI, support payment information is not available.

Entertainment, Conferences and Events
The Adviser also may pay cash or non-cash compensation to sales representatives of financial intermediaries in the form of (1) occasional gifts; (2) occasional meals, tickets or other entertainments; and/or (3) sponsorship support for the financial intermediary’s client seminars and cooperative advertising.  In addition, the Adviser pays for exhibit space or sponsorships at regional or national events of financial intermediaries.

The prospect of receiving, or the receipt of additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Fund, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Fund shares.

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FINANCIAL STATEMENTS

FINANCIAL STATEMENTS

Each Fund is recently organized and has had no operations of its own as of the date of this SAI, but will be the successor to the corresponding Target Fund, as described in the Proxy Statement/Prospectus dated March 11, 2008.  The financial statements of each Target Fund are incorporated by reference from Trust’s Annual Report to Shareholders for the fiscal year ended December 31, 2007 (file Nos. 333-17217 and 811-07953).

The Winslow Green Growth Fund and Winslow Green Solutions Fund, both newly-created series of the Trust (each an “Acquiring Fund”), are acquiring all of the respective assets and assuming all of the respective liabilities of the Winslow Green Growth Fund and Winslow Green Solutions Fund, both series of Forum Funds (each a “Target Fund”).  The newly-created Acquiring Funds have no material assets or liabilities.  Accordingly the Winslow Green Growth Fund—Acquiring Fund represents that its pro forma financial statements after the Reorganization will be identical to the financial statements of the Winslow Green Growth Fund—Target Fund referenced above.  Similarly, the Winslow Green Solutions Fund—Acquiring Fund represents that its pro forma financial statements after the Reorganization will be identical to the financial statements of the Winslow Green Solutions Fund—Target Fund referenced above.

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APPENDIX A
COMMERCIAL PAPER RATINGS

Moody’s Investors Service, Inc.

Prime-1-Issuers (or related supporting institutions) rated “Prime-1” have a superior ability for repayment of senior short-term debt obligations. “Prime-1” repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime - 2 - Issuers (or related supporting institutions) rated “Prime-2” have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternative liquidity is maintained.

Standard & Poor’s Ratings Group

A - 1 - This highest category indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A - 2 - Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated “A-1.”

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APPENDIX B – PROXY VOTING POLICY

Winslow Management Company

Proxy Policy—2007

Winslow Management Company, LLC (Winslow) believes that positive environmental performance has the potential to produce superior investment performance over time and seeks to invest in companies that have a positive impact on the environment.  Winslow’s investments are not exclusive to the environmental services sector (i.e. waste management); portfolio companies may include renewable energy, natural and organic food, retail, healthcare, and consumer products companies.

In support of this investment approach and in recognition of the fiduciary obligation that Winslow has to its clients, Winslow has developed a proxy voting policy that seeks to promote effective corporate governance structures and encourage improvements in environmental policies and performance.  The policy seeks to promote general corporate responsibility, while also seeking to create and preserve economic value.  Winslow’s proxy voting guidelines and related policies and procedures are designed to ensure that proxy voting decisions positively affect the long term value of client assets.

Oversight of Winslow’s proxy voting program is the responsibility of Winslow’s Proxy Committee.  In addition, designated “Proxy Administrator(s)” are responsible for monitoring corporate actions, making voting decisions and ensuring that proxies are submitted in a timely manner.  In order to facilitate the proxy voting process, Winslow has contracted with an independent, third party proxy service (“Proxy Service”), currently Glass Lewis & Company, to vote proxies for Winslow’s accounts on Winslow’s behalf.   The Proxy Service provides Winslow with proxy analysis, vote execution services according to Winslow’s proxy voting policy, and quarterly reporting on votes cast.  The Proxy Administrator(s) will periodically review such recommendations and may override individual recommendations from the Proxy Service when appropriate.  Vote overrides could potentially occur in instances where Winslow has obtained additional information regarding a company’s environmental record or a company has committed to undertaking specific positive corporate governance changes.  In addition, there may be instances where the Proxy Administrator(s) determine that it is in the best economic interests of clients to abstain from voting at individual shareholder meetings, such as (by example and without limitation) instances where foreign proxy issuers impose unreasonable or expensive voting or holding requirements, or when the costs to effect a vote would be uneconomic relative to the value of the Fund’s investment in the issuer, such as when costs would be incurred or revenues would be lost to recall a securities loan and the items for vote are considered routine or uncontested.

Application of the Winslow proxy voting guidelines to vote client proxies should, in most instances, adequately address any possible conflicts of interest since voting guidelines are pre-determined by the Proxy Committee using recommendations from the Proxy Service.  In cases where the Proxy Committee has determined that there may be a material conflict of interest regarding a particular security, Winslow will default to the Proxy Service’s recommendations for that proposal and will not have the ability to override the recommendations.  For proxy votes inconsistent with Winslow guidelines, the Proxy Committee will review all such proxy votes in order to determine whether the proposed voting rationale appears reasonable.  The Proxy Committee also assesses whether any business or other relationships between Winslow and a portfolio company could have influenced an inconsistent vote on that company’s proxy.

The Proxy Committee will be responsible for monitoring for potential conflicts of interest.   Examples of potential conflicts of interest may include (but are not limited to), investment personnel of Winslow sitting on a company’s board, or personal or familial relationships.

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When reviewing potential conflicts for materiality, the Proxy Committee will take a two-step approach.  First, for those potential conflicts that have a financial basis for materiality, the conflict will be presumed to be non-material unless it involves at least 5% of the Winslow’s annual revenue.  However, the Proxy Committee should also take into consideration all relevant factors to determine whether the potential conflict could be material even though the financial relationship is below the pre-determined threshold.

Second, for those potential conflicts that have a non-financial basis for materiality, the Proxy Committee will be responsible for identifying those employees most likely to be affected by them (e.g. Portfolio Managers, Senior Management and Proxy Administrators).  An example of a non-financial conflict may be the spouse of a Portfolio Manager serving on the board of a public company in a senior capacity.  Any conflict of interest involving a Proxy Administrator will automatically be deemed to be material.  On an annual basis all employees must disclose any outside business activities and personal investments not previously disclosed or any other potential conflicts of interests.

The Proxy Committee will document the review of any potential conflicts of interest, whether they were deemed to be material or not, and the result of such review.

Vote Summary Reports will be generated for each client that requests that Winslow furnish proxy-voting records.  The report will specify the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue.   All client requests for proxy information will be maintained and fulfilled by the Proxy Administrator(s).

In addition, Winslow will report all proxy votes for the Winslow Green Mutual Funds according to SEC regulations.  This voting record will be provided to the SEC according to the regulation, as well as posted on the Winslow website.

Winslow must retain for a period of five years the following records: proxy voting policies and procedures; records of client requests for proxy voting information, any documents prepared by Winslow that were material to making a proxy voting decision or that memorialized the basis for the decision; proxy statements received from issuers (other than those which are available on the SEC’s EDGAR database); and, records of votes cast on behalf of clients.

The following guidelines provide an overview of how the Proxy Service votes proxies on behalf of Winslow Management Company.  They are guidelines, not absolute instructions nor are they exhaustive of all of the issues that may arise.  Therefore, there may be cases in which the final vote cast on a particular issue before a company’s shareholders varies from, or may be inconsistent with, the guidelines due to a close examination of the merits of the proposal and consideration of recent and company-specific information.  Any vote will be in the best interest of clients.  Winslow reviews these guidelines on an annual basis to take into account new social issues and the latest research in corporate governance.

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In addition, it should be noted that although many of the basic governance concepts and social objectives transcend national boundaries, differences in corporate governance standards, shareholder rights, and legal restrictions necessitate a more customized approach to voting in non-U.S. markets. In many countries, the requirements for filing shareholder resolutions are often prohibitive, resulting in a much lower number of shareholder proposals in non-U.S. markets. Differences in compensation practices, board structures, and capital structures necessitate a customized approach to evaluating proposals in different countries. In many cases, shareholder approval is required for resolutions that do not require shareholder approval in the U.S. Mechanisms such as restricted voting rights, share-blocking requirements, and requirements to be represented in person at meetings, make the voting process more complicated than in the U.S.  Finally, lower levels of disclosure in non-U.S. markets often make it difficult to apply the same policy that would apply to a U.S. company.  Although the following proxy voting guidelines reflect the general principles applied to management and shareholder proposals at both U.S. and non-U.S. companies, specific voting guidelines may vary for non-U.S. companies as a result of differences in market norms. The following proxy voting guidelines are divided up into two main sections: management proposals and shareholder proposals.  Please note, in particular, Winslow’s addendum for voting shareholder resolutions.  Winslow’s guidelines for voting shareholder proposals differ from the Proxy Service’s guidelines, as noted.

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DOMESTIC
PROXY PAPER POLICY GUIDELINES

AN OVERVIEW OF THE GLASS LEWIS APPROACH TO
DOMESTIC PROXY ADVICE

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I.  ELECTION OF DIRECTORS

Board of Directors

Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term.  In our view, boards working to protect and enhance the best interests of shareholders typically consist of at least two-thirds independent directors, have a record of positive performance and include directors with a breadth and depth of experience.

Board Composition

We look at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members.  The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member.

We vote in favor of governance structures that will drive positive performance and enhance shareholder value.  The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.

We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service.  Relationships that have existed within the five years prior to the inquiry are usually considered to be “current” for purposes of this test.

In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.  This includes directors whose employers have a material financial relationship with the Company.  This also includes a director who owns or controls 25% or more of the company’s voting stock.

We define an inside director as one who simultaneously serves as a director and as an employee of the company.  This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.

Although we typically vote for the election of directors, we will withhold from directors for the following reasons:

•	A director who attends less than 75% of the board and applicable committee meetings.
•	A director who fails to file timely form(s) 4 or 5 (assessed on a case-by-case basis).
•	A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.
•	All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.

We also feel that the following conflicts of interest may hinder a director’s performance and will therefore withhold from a:

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•	CFO who presently sits on the board.
•	Director who presently sits on an excessive number of boards
•	Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.
•	Director, or a director whose immediate family member, engages in airplane, real state or other similar deals, including perquisite type grants from the company.
•	Director with an interlocking directorship.

Board Committee Composition

All key committees including audit, compensation, governance, and nominating committees should be composed solely of independent directors and each committee should be focused on fulfilling its specific duty to shareholders. We typically recommend that shareholders withhold their votes for any affiliated or inside director seeking appointment to an audit, compensation, nominating or governance committee or who has served in that capacity in the past year.

Separation of the roles of Chairman and CEO

Glass Lewis believes that separating the roles of corporate officers and the chairman of the board is a better governance structure than a combined executive/chairman position.  The role of executives is to manage the business on the basis of the course charted by the board.  Executives should be in the position of reporting and answering to the board for their performance in achieving the goals set out by such board.  This becomes much more complicated when management actually sits on, or chairs, the board.

We view an independent chairman as better able to oversee the executives of the company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.

We do not withhold votes from CEOs who serve on or chair the board.  However, we do support a separation between the roles of chairman of the board and CEO, whenever that question is posed in a proxy.

In the absence of an independent chairman, we support the appointment of a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chairman.

Classified Boards

Glass Lewis favors the repeal of staggered boards in favor of the annual election of directors.  We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.

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Mutual Fund Boards

Mutual funds, or investment companies, are structured differently than regular public companies (i.e., operating companies). Members of the fund's adviser are typically on the board and management takes on a different role than that of other public companies. As such, although many of our guidelines remain the same, the following differences from the guidelines at operating companies apply at mutual funds:

1.
We believe three-fourths of the boards of investment companies should be made up of independent directors, a stricter standard than the two-thirds independence standard we employ at operating companies.

2.
We recommend withholding votes from the chairman of the nominating committee at an investment company if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director.

II.  FINANCIAL REPORTING

Auditor Ratification

We believe that role of the auditor is crucial in protecting shareholder value.  In our view, shareholders should demand the services of objective and well-qualified auditors at every company in which they hold an interest.  Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders.

Glass Lewis generally supports management's recommendation regarding the selection of an auditor. However, we recommend voting against the ratification of auditors for the following reasons:

•	When audit fees added to audit-related fees total less than one-third of total fees.
•
When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).

•	When the company has aggressive accounting policies.
•	When the company has poor disclosure or lack of transparency in financial statements.
•	When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.
•
When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

Auditor Rotation

We typically support audit related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).

Pension Accounting Issues

Proxy proposals sometimes raise the question as to whether pension accounting should have an effect on the company's net income and therefore be reflected in the performance of the business for purposes of calculating payments to executives. It is our view that pension credits should not be included in measuring income used to award performance-based compensation. Many of the assumptions used in accounting for retirement plans are subject to the discretion of a company, and management would have an obvious conflict of interest if pay were tied to pension income.

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III.  COMPENSATION

Equity Based Compensation Plans

Glass Lewis evaluates option and other equity-based compensation on a case-by-case basis. We believe that equity compensation awards are a useful tool, when not abused, for retaining and incentivizing employees to engage in conduct that will improve the performance of the company.

We evaluate option plans based on ten overarching principles:

•	Companies should seek additional shares only when needed.
•	The number of shares requested should be small enough that companies need shareholder approval every three to four years (or more frequently).
•	If a plan is relatively expensive, it should not be granting options solely to senior executives and board members.
•	Annual net share count and voting power dilution should be limited.
•	Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and in line with the peer group.
•	The expected annual cost of the plan should be proportional to the value of the business.
•	The intrinsic value received by option grantees in the past should be reasonable compared with the financial results of the business.
•	Plans should deliver value on a per-employee basis when compared with programs at peer companies.
•	Plans should not permit re-pricing of stock options.

Option Exchanges

Option exchanges are reviewed on a case-by-case basis, although they are approached with great skepticism. Repricing is tantamount to a re-trade. We will support a repricing only if the following conditions are true:

•	Officers and board members do not participate in the program.
•	The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude.
•	The exchange is value neutral or value creative to shareholders with very conservative assumptions and a recognition of the adverse selection problems inherent in voluntary programs.
•	Management and the board make a cogent case for needing to incentivize and retain existing employees, such as being in a competitive employment market.

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Performance Based Options

We generally recommend that shareholders vote in favor of performance-based option requirements. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would attract executives who believe in their ability to guide the company to achieve its targets.

Linking Pay with Performance

Executive compensation should be linked directly with the performance of the business the executive is charged with managing.  Glass Lewis grades companies on an A to F scale based on our analysis of executive compensation relative to performance and that of the company’s peers and will recommend withholding votes for the election of compensation committee members at companies that receive a grade of F.

Director Compensation Plans

Non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include equity-based awards, which help to align the interests of outside directors with those of shareholders.  Director fees should be competitive in order to retain and attract qualified individuals.

Options Expensing

We will always recommend a vote in favor of a proposal to expense stock options. We believe that stock options are an important component of executive compensation and that the expense of that compensation should be reflected in a company's operational earnings.  When companies do not to expense options, the effect of options on the company's finances is obscured and accountability for their use as a means of compensation is greatly diminished.

Limits on Executive Compensation

Proposals to limit executive compensation will be evaluated on a case-by-case basis. As a general rule, we believe that executive compensation should be left to the board's compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue.

Limits on Executive Stock Options

We favor the grant of options to executives. Options are a very important component of compensation packages designed to attract and retain experienced executives and other key employees. Tying a portion of an executive's compensation to the performance of the company also provides an excellent incentive to maximize share values by those in the best position to affect those values.  Accordingly, we typically vote against caps on executive stock options.

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IV.  GOVERNANCE STRUCTURE

Anti-Takeover Measures

Poison Pills (Shareholder Rights Plans)

Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers.  Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.

We believe that boards should be given wide latitude in directing the activities of the company and charting the company's course.  However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan's implementation.

In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause.

Right of Shareholders to Call a Special Meeting

We will vote in favor of proposals that allow shareholders to call special meetings. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting such a meeting.

Shareholder Action by Written Consent

We will vote in favor of proposals that allow shareholders to act by written consent. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting action by written consent.

Authorized Shares

Proposals to increase the number of authorized shares will be evaluated on a case-by-case basis. Adequate capital stock is important to the operation of a company.  When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock beyond what is currently available:

1.	Stock split
2.	Shareholder defenses
3.	Financing for acquisitions
4.	Financing for operations

Unless we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend in favor of the authorization of additional shares.

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Voting Structure

Cumulative Voting

Glass Lewis will vote for proposals seeking to allow cumulative voting. Cumulative voting is a voting process that maximizes the ability of minority shareholders to ensure representation of their views on the board.  Cumulative voting generally operates as a safeguard for by ensuring that those who hold a significant minority of shares are able to elect a candidate of their choosing to the board.

Supermajority Vote Requirements

Glass Lewis favors a simple majority voting structure. Supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to our interests.  One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders’ input in making decisions on such crucial matters as selling the business.

Shareholder Proposals

Shareholder proposals are evaluated on a case-by-case basis. We generally favor proposals that are likely to increase shareholder value and/or promote and protect shareholder rights. We typically prefer to leave decisions regarding day-to-day management of the business and policy decisions related to political, social or environmental issues to management and the board except when we see a clear and direct link between the proposal and some economic or financial issue for the company.

Shareholder Proposals

This section replaces the standard guidelines used by Glass Lewis in analyzing shareholder-proposed resolutions relating to environmental and social issues for Winslow Management Company.

In support of Winslow’s investment approach and in recognition of the fiduciary obligation that Winslow has to its clients, Winslow has developed proxy voting guidelines that seek to promote effective corporate governance structures and encourage improvements in environmental policies and performance. The guidelines seek to promote general corporate responsibility, while also creating and preserving economic value. Winslow’s proxy voting guidelines and related policies and procedures are designed to ensure that proxy voting decisions positively affect the long term value of client assets.

Winslow will review all shareholder proposals addressing social or environmental issues on a case-by-case basis.  In determining whether to vote for a particular shareholder proposal, factors Winslow will consider include:

➢	Potential impacts of adoption of the proposal on shareholder value
➢	Reputational risk of the company’s current stance on the issue as well as reputational risk if the proposal was adopted
➢	The company’s response to the proposal
➢	Rationale for the proposal

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In general, Winslow will vote in favor of proposals that promote good environmental and social stewardship while enhancing long-term shareholder value.  We will support resolutions that propose a variety of policies and actions, including but not limited to:

➢	Reduction of environmental impact, including:
o	energy, water, and resource use
o	greenhouse gas emissions
o	other air and water emissions
o	waste generation
o	chemical use 
➢	Disclosure of liabilities or risks stemming from climate change
➢	Adoption of Ceres principles
➢	Publication of environmental or sustainability reports
➢	Avoidance of genetically engineered product inputs / appropriate labeling of products containing genetically engineered ingredient
➢	Increased diversity of workforce and Board of Directors
➢	Equal rights and benefits to all employees regardless of race, gender and/or sexual orientation
➢	Implementation of supply chain labor standards and codes of conduct
➢	Disclosure of political contributions

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PROFESSIONALLY MANAGED PORTFOLIOS
PART C
WINSLOW GREEN GROWTH FUND
WINSLOW GREEN SOLUTIONS FUND

OTHER INFORMATION

Item 15.    Indemnification

Reference is made to Article VII of the Registrant’s Declaration of Trust (previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on December 29, 1995), Article VI of Registrant’s Amended and Restated Bylaws (previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on February 18, 2003), and Paragraph 6 of the Distribution Agreement (previously filed with the Registration Statement on Form N-1A (File No. 33-12213 on February 12, 2002).  With respect to the Registrant, the general effect of these provisions is to indemnify any person (Trustee, director, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Trust.  With respect to the distributor, the general effect of the relevant provisions is to indemnify those entities for claims arising out of any untrue statement or material fact contained in the Funds’ Registration Statement, reports to shareholders or advertising and sales literature.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, (the “1933 Act”) the Registrant furnishes the following undertaking:  “Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.”

Item 16.    Exhibits.

1.
Amended and Restated Agreement and Declaration of Trust is herein incorporated by reference from Post-Effective Amendment No. 211 to Professionally Managed Portfolio’s (the “Trust”) Registration Statement on Form N-1A filed with the Securities and Exchange Commission (“SEC”) on July 27, 2005.

2.	Amended and Restated By-Laws are herein incorporated by reference from Post-Effective Amendment No. 148 to the Trust’s Registration Statement on Form N-1A filed with the SEC on February 18, 2003.

3.	Not Applicable.

4.	Form of Agreement and Plan of Reorganization are herein incorporated by reference to the Trust’s Registration Statement on Form N-14AE filed with the SEC on January 30, 2008.

5.	Instruments Defining Rights of Security Holders are herein incorporated by reference from the Trust’s Declaration of Trust and Bylaws.

6.	Form of Investment Advisory Agreement are herein incorporated by reference to the Trust’s Registration Statement on Form N-14AE filed with the SEC on January 30, 2008.

7.	Form of Distribution Agreement are herein incorporated by reference to the Trust’s Registration Statement on Form N-14AE filed with the SEC on January 30, 2008.

8.	Not Applicable.

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9.
Custodian Agreement dated June 22, 2006 between the Trust and U.S. Bank, National Association is herein incorporated by reference from the Post-Effective Amendment No. 268 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on October 13, 2006.

(a)
Form of Addendum to Custodian Agreement on behalf of the Winslow Green Growth Fund and Winslow Green Solutions Fund are herein incorporated by reference to the Trust’s Registration Statement on Form N-14AE filed with the SEC on January 30, 2008.

10.	Not Applicable.

11.	Opinion of Counsel regarding legality of issuance of shares and other matters – filed herewith.

12.	Form of Opinion of Counsel on tax matters – filed herewith.

13.	Other Material Contracts

(a)
Fund Administration Servicing Agreement dated June 22, 2006 between the Trust and U.S. Bancorp Fund Services, LLC is herein incorporated by reference from the Post-Effective Amendment No. 268 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on October 13, 2006.

(i) Form of Addendum to Fund Administration Servicing Agreement on behalf of the Winslow Green Growth Fund and Winslow Green Solutions Fund are herein incorporated by reference to the Trust’s Registration Statement on Form N-14AE filed with the SEC on January 30, 2008.

(b)
Fund Accounting Servicing Agreement dated June 22, 2006 between the Trust and U.S. Bancorp Fund Services, LLC is herein incorporated by reference from the Post-Effective Amendment No. 268 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on October 13, 2006.

(i) Form of Addendum to Fund Accounting Servicing Agreement on behalf of the Winslow Green Growth Fund and Winslow Green Solutions Fund are herein incorporated by reference to the Trust’s Registration Statement on Form N-14AE filed with the SEC on January 30, 2008.

(c)
Transfer Agent Agreement dated June 22, 2006 between the Trust and U.S. Bancorp Fund Services, LLC is herein incorporated by reference from the Post-Effective Amendment No. 268 to the Trust’s Registration Statement on Form N-1A, filed with the SEC on October 13, 2006.

(i) Form of Addendum to Transfer Agent Agreement on behalf of the Winslow Green Growth Fund and Winslow Green Solutions Fund are herein incorporated by reference to the Trust’s Registration Statement on Form N-14AE filed with the SEC on January 30, 2008.

(d)	Form of Operating Expense Limitation Agreement are herein incorporated by reference to the Trust’s Registration Statement on Form N-14AE filed with the SEC on January 30, 2008.

14.	Consent of Independent Registered Public Accounting Firm

(a)	Consent of Deloitte and Touche LLP – filed herewith.

(b)	Consent of Tait, Weller & Baker, LLP is herein incorporated by reference to the Trust’s Registration Statement on Form N-14AE filed with the SEC on January 30, 2008.

15.	Not Applicable.

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16.	Power of Attorney - filed herewith.

(a)	Power of Attorney for Dorothy Berry dated February 11, 2008 - filed herewith.

(b)	Power of Attorney for Wallace Cook dated February 11, 2008 - filed herewith.

(c)	Power of Attorney for Eric Falkeis dated February 11, 2008 – filed herewith.

(d)	Power of Attorney for Carl Froebel dated February 11, 2008 - filed herewith.

(e)	Power of Attorney for Steve Paggioli dated February 11, 2008 – filed herewith.

(f)	Power of Attorney for Robert Slotky dated February 11, 2008 - filed herewith.

17.	Proxy Ballot - filed herewith.

Item 17.    Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed below on its behalf by the undersigned, duly authorized, in the City of Milwaukee and the State of Wisconsin on the 7th day of March, 2008.

PROFESSIONALLY MANAGED PORTFOLIOS

By:  /s/  Robert M. Slotky*
Robert M. Slotky
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on 7th day of March, 2008 by the following persons in the capacities indicated.

Signature	Title

/s/ Steven J. Paggioli* Steven J. Paggioli	Trustee

/s/ Dorothy A. Berry* Dorothy A. Berry	Trustee

/s/ Wallace L. Cook* Wallace L. Cook	Trustee

/s/ Carl A. Froebel* Carl A. Froebel	Trustee

/s/ Robert M. Slotky* Robert M. Slotky	President

/s/ Eric W. Falkeis Eric W. Falkeis	Treasurer and Principal Financial and Accounting Officer

*By: /s/ Eric W. Falkeis Eric W. Falkeis Attorney-In Fact pursuant to Power of Attorney filed herewith.

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EXHIBIT INDEX

Exhibit	Exhibit No.
Opinion of Counsel regarding legality of issuance of shares and other matters	EX.11
Form of Opinion of Counsel on tax matters	EX.12
Consent of Deloitte and Touche LLP	EX.14.a.
Power of Attorney for Dorothy Berry	EX.16.a.
Power of Attorney for Wallace Cook	EX.16.b.
Power of Attorney for Eric Falkeis	EX.16.c.
Power of Attorney for Carl Froebel	EX.16.d.
Power of Attorney for Steve Paggioli	EX.16.e.
Power of Attorney for Robert Slotky	EX.16.f.
Proxy Ballot	EX.17